                                TOM BROWN, INC.
                                   KSOP PLAN

                               TABLE OF CONTENTS


SECTION 1 - ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         1.1     CONDITIONS OF ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.2     APPLICATION FOR PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.3     EFFECTIVE DATE OF PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.4     DETERMINATION OF ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.5     OMISSION OF ELIGIBLE EMPLOYEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.6     INCLUSION OF INELIGIBLE EMPLOYEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.7     ELECTION NOT TO PARTICIPATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.8     EMPLOYEE TRANSFERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.9     EMPLOYEES NOT ELIGIBLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         DEFINITIONS FOR ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

SECTION 2 - CONTRIBUTIONS AND FORFEITURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

         ELECTIVE DEFERRALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         2.1     CONTRIBUTIONS TO THIS PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         2.2     ELECTIVE DEFERRALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         2.3     EXCESS ELECTIVE DEFERRALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         2.4     DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         ACTUAL DEFERRAL PERCENTAGE TESTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         2.5     ACTUAL DEFERRAL PERCENTAGE TESTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         2.6     ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.7     DISTRIBUTION OF EXCESS CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.8     RECHARACTERIZATION OF EXCESS CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.9     QUALIFIED NON-ELECTIVE CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         ACTUAL CONTRIBUTION PERCENTAGE TESTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         2.10    ACTUAL CONTRIBUTION PERCENTAGE TESTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         2.11    ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.12    DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.13    QUALIFIED NON-ELECTIVE CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         2.14    RECHARACTERIZATION OF EXCESS
                 AGGREGATE CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         TOP-HEAVY PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         2.15    TOP HEAVY PLAN REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19





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
         2.16    TOP HEAVY STATUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         2.17    TOP HEAVY MINIMUM CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         OTHER CONTRIBUTIONS/FORFEITURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         2.18    EMPLOYER CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         2.19    EMPLOYEE CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.20    FORFEITURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         MAXIMUM ANNUAL ADDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         2.21    MAXIMUM ANNUAL ADDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         2.22    ADJUSTMENT FOR EXCESS AMOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         ROLLOVERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         2.23    ROLLOVERS TO THIS PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         DEFINITIONS FOR CONTRIBUTIONS AND FORFEITURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         2.24    ELECTIVE DEFERRALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         2.25    ACTUAL DEFERRAL PERCENTAGE TESTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         2.26    ACTUAL CONTRIBUTION PERCENTAGE TESTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         2.27    TOP HEAVY PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         2.28    OTHER CONTRIBUTIONS AND FORFEITURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         2.29    MAXIMUM ANNUAL ADDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         2.30    ROLLOVERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

SECTION 3 - BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

         3.1     TOM BROWN STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         3.2     RIGHT OF FIRST REFUSAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         3.3     PUT OPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         3.4     DISTRIBUTIONS OF TOM BROWN STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         3.5     DISTRIBUTION EVENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
                 (a)      RETIREMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
                 (b)      DEATH . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
                 (c)      DISABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
                 (d)      TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
                 (e)      HARDSHIP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         3.6     DIRECT ROLLOVER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         3.7     SEGREGATION OR DISTRIBUTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                 (a)      MINORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                 (b)      UNKNOWN LOCATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                 (c)      LIMITATIONS ON BENEFITS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . .  55
         DEFINITIONS FOR BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

SECTION 4 - OTHER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

         4.1     TOM BROWN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         4.2     ACTION BY TOM BROWN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58



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
         4.3     ADMINISTRATOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         4.4     TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         4.5     AMENDMENT, TERMINATION, MERGER OR CONSOLIDATION  . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         4.6     PARTICIPANT RIGHTS/CLAIMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         4.7     TOM BROWN STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         4.8     VALUATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         4.9     PARTICIPATING EMPLOYER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         4.10    OTHER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77





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                                TOM BROWN, INC.
                                   KSOP PLAN



         TOM BROWN, INC. ("TOM BROWN") ADOPTS THE TOM BROWN, INC. KSOP ("THIS PLAN"), WHICH IS A MERGER OF THE TOM BROWN, INC. EMPLOYEE STOCK OWNERSHIP PLAN AND THE TOM BROWN, INC. PROFIT-SHARING 401(K) PLAN, EFFECTIVE AS OF JANUARY 1, 1996, AS A 401(K) PROFIT-SHARING PLAN WITH EMPLOYEE STOCK OWNERSHIP PLAN PROVISIONS FOR THE BENEFIT OF THOSE PERSONS WHO QUALIFY AS PARTICIPANTS.

DEFINED TERMS ARE ITALICIZED, AND DEFINITIONS ARE AT THE END OF EACH SECTION.

"SECTION" AND "SUBSECTION" REFER TO THE SECTION AND SUBSECTIONS IN THIS PLAN.

         ALL PROVISIONS APPLY ON OR AFTER THE EFFECTIVE DATE OF THIS AMENDMENT AND RESTATEMENT AND SHALL BE APPLIED ON A UNIFORM AND CONSISTENT BASIS.

         THE PURPOSE OF THIS PLAN IS TO PROVIDE BENEFITS OF A QUALIFIED RETIREMENT PLAN IN CODE SECTION 401(A).


                                   SECTION 1
                                  ELIGIBILITY

1.1      CONDITIONS OF ELIGIBILITY

         Subject to subsection 1.9, an EMPLOYEE is eligible to participate in THIS PLAN on the later of his (i) completion of 1 YEAR OF SERVICE or (ii) attaining age 21. TOM BROWN shall give each EMPLOYEE written notice of his eligibility to participate in THIS PLAN prior to the close of the PLAN YEAR in which he first becomes eligible to participate.

         Employees of an AFFILIATED EMPLOYER are eligible, on the same basis as EMPLOYEES, to participate in THIS PLAN when such AFFILIATED EMPLOYER specifically adopts THIS PLAN in writing, with TOM BROWN'S and the Trustee's approval.

1.2      APPLICATION FOR PARTICIPATION

         Each EMPLOYEE shall apply to TOM BROWN for participation and agree to the terms of THIS PLAN. An EMPLOYEE who accepts of any benefits from THIS PLAN is deemed to have made application to participate in and be bound by THIS PLAN.





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1.3      EFFECTIVE DATE OF PARTICIPATION

         An EMPLOYEE shall become a PARTICIPANT effective as of the earlier of the 1st day of January, April July or October coinciding with or next following the EMPLOYEE'S meeting the eligibility requirements of subsection 1.1 if the EMPLOYEE is still employed as of such date (or, if not employed on such date, when he begins SERVICE again).

         A PARTICIPANT who becomes ineligible to participate participates immediately upon his becoming eligible again.

1.4      DETERMINATION OF ELIGIBILITY

         The ADMINISTRATOR determines each EMPLOYEE'S eligibility to participate in THIS PLAN based upon information furnished by TOM BROWN. Such determination shall be conclusive and binding upon all persons, when made pursuant to THIS PLAN and the ACT. Such determination shall be subject to review in subsection 4.6.

1.5      OMISSION OF ELIGIBLE EMPLOYEE

         If, in any PLAN YEAR, any EMPLOYEE is erroneously omitted as a PARTICIPANT and discovery of such omission is made after TOM BROWN makes a contribution, TOM BROWN shall make a subsequent contribution for the omitted EMPLOYEE which would have been contributed for him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible by the CODE.

1.6      INCLUSION OF INELIGIBLE EMPLOYEE

         If, in any PLAN YEAR, any person is erroneously included as a PARTICIPANT and discovery of such inclusion is made after TOM BROWN makes a contribution, TOM BROWN is not entitled to recover the contribution for the ineligible person. The contribution for the ineligible person is a FORFEITURE for the PLAN YEAR of discovery.

1.7      ELECTION NOT TO PARTICIPATE

         An EMPLOYEE may, subject to TOM BROWN'S approval, voluntarily elect not to participate in THIS PLAN. Such election must be communicated in writing to TOM BROWN at least 30 days before the beginning of a PLAN YEAR.

1.8      EMPLOYEE TRANSFERS

         An EMPLOYEE may be transferred from PARTICIPATING EMPLOYER to PARTICIPATING EMPLOYER and, on any such transfer, such EMPLOYEE carries with him his accumulated SERVICE and eligibility. No such transfer effects a TERMINATION, and the PARTICIPATING EMPLOYER to which





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
the EMPLOYEE is transferred then becomes obligated for such EMPLOYEE as was the PARTICIPATING EMPLOYER from whom the EMPLOYEE was transferred.

1.9      EMPLOYEES NOT ELIGIBLE

         EMPLOYEES whose employment is governed by the terms of a collective bargaining agreement between employee representatives (by CODE SECTION 7701(a)(46)) and by which retirement benefits were the subject of good faith bargaining between the parties are not eligible to participate in THIS PLAN unless such agreement expressly provides for this coverage by THIS PLAN.

         EMPLOYEES who are nonresident aliens (by CODE SECTION 7701(b)(1)(B)) and who receive no earned income (by CODE SECTION 911(d)(2)) which constitutes income from sources within the United States (by CODE SECTION 861(a)(3)) are not eligible to participate in THIS PLAN.

DEFINITIONS FOR ELIGIBILITY

THE FOLLOWING ARE DEFINITIONS FOR THIS SECTION AND THIS PLAN.

1.10 "PARTICIPANT" is any EMPLOYEE who participates in THIS PLAN by subsection 1.1 and is not ineligible to participate in THIS PLAN.

         (a)     "EMPLOYEE" is any employee of TOM BROWN.

         (b) "FORMER PARTICIPANT" is a person who was a PARTICIPANT, but who is not a PARTICIPANT for any reason.

         (c) "LEASED EMPLOYEE" is any person (other than an EMPLOYEE) who, by an agreement between TOM BROWN and any other person ("leasing organization") has performed services for TOM BROWN (or for TOM BROWN and related persons by CODE SECTION 414(n)(6)) on a substantially full time basis for a period of at least 1 year, and such services are of a type historically performed by employees in TOM BROWN'S business field. Contributions or benefits provided a LEASED EMPLOYEE by the leasing organization attributable to services performed for TOM BROWN are treated as provided by TOM BROWN.

         A LEASED EMPLOYEE shall not be considered an EMPLOYEE:

                 (i) if such employee is covered by a money purchase pension plan which provides:

                          (A) a nonintegrated employer contribution rate of at least 10% of compensation (by CODE SECTION 415(c)
                          (3)) but including amounts contributed by TOM BROWN to a salary reduction agreement and not





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
                          includible in his gross income by CODE SECTIONS 125, 402(e)(3), 402(h)(1)(B), 403(b) or 457, and employee contributions (by CODE SECTION 414(h)(2)) that are treated as employer contributions.

                          (B)     immediate participation; and

                          (C)     full and immediate vesting; and

                 (ii) if LEASED EMPLOYEES constitute less than 20% of TOM BROWN'S non-highly compensated work force.

1.11     "SERVICE" is employment with TOM BROWN.

         (a) "1-YEAR BREAK IN SERVICE" is the applicable computation period for which an EMPLOYEE completes less than 500 HOURS OF SERVICE.

                 To determine whether a PARTICIPANT has incurred a 1-YEAR BREAK IN SERVICE, HOURS OF SERVICE are recognized for AUTHORIZED LEAVES OF ABSENCE and MATERNITY AND PATERNITY LEAVES OF ABSENCE. YEARS OF SERVICE and 1-YEAR BREAKS IN SERVICE are measured by the same computation period.

                 "AUTHORIZED LEAVE OF ABSENCE" is an unpaid, temporary cessation from active employment with TOM BROWN by an established nondiscriminatory policy, whether by illness, military service, or any other reason.

                 A "MATERNITY OR PATERNITY LEAVE OF ABSENCE" is an absence from work for any period for the EMPLOYEE'S pregnancy, birth of the EMPLOYEE'S child, placement of a child with the EMPLOYEE for the adoption of such child, or any absence for caring for such child for a period immediately following such birth or placement. HOURS OF SERVICE are credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the EMPLOYEE from incurring a 1-YEAR BREAK IN SERVICE, or, in any other case, in the immediately following computation period. HOURS OF SERVICE credited for a MATERNITY OR PATERNITY LEAVE OF ABSENCE are those which would normally have been credited but for such absence, or, when the ADMINISTRATOR is unable to determine such hours normally credited, 8 HOURS OF SERVICE per day. The total HOURS OF SERVICE credited for a MATERNITY OR PATERNITY LEAVE OF ABSENCE shall not exceed 501.

         (b)     "HOUR OF SERVICE" is each hour for which

                 (i) an EMPLOYEE is directly or indirectly compensated or entitled to compensation for the performance of duties during the applicable computation period;





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
                 (ii) an EMPLOYEE is directly or indirectly compensated or entitled to compensation (whether or not the employment relationship has terminated) other than for performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period;

                 (iii) back pay is awarded or agreed to regardless of mitigation of damages. These hours will be credited to the EMPLOYEE for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

                 The same HOURS OF SERVICE shall not be credited both under (i) or (ii), as the case may be, and under (iii).

                 Notwithstanding the above,

                 (i) no more than 501 HOURS OF SERVICE are credited to an EMPLOYEE for any single continuous period during which the EMPLOYEE performs no duties (whether or not such period occurs in a single computation period);

                 (ii) an hour for which an EMPLOYEE is directly or indirectly paid, or entitled to payment for a period during which no duties are performed is not credited to the EMPLOYEE if such payment is made or due under a plan maintained solely for complying with applicable worker's compensation, unemployment compensation, or disability insurance laws; and

                 (iii) HOURS OF SERVICE are not credited for a payment which solely reimburses an EMPLOYEE for medical or medically related expenses incurred by the EMPLOYEE.

         For this subsection, a payment is deemed to be made by or due whether or not such payment is made by or due directly, or indirectly through, among others, a trust fund, or insurer, to which TOM BROWN contributes or pays premiums and whether or not contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular EMPLOYEES or are for a group of EMPLOYEES in the aggregate.

         An HOUR OF SERVICE is counted for determining a YEAR OF SERVICE, a year of participation for accrued benefits, a 1-YEAR BREAK IN SERVICE, and employment beginning date (or reemployment beginning date). In addition, HOURS OF SERVICE are credited for employment with an AFFILIATED EMPLOYER. Department of Labor regulations 2530.200b-2(b) and (c) are incorporated by this reference.





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
         (c) "TERMINATION" is the stopping of SERVICE, other than for death, RETIREMENT or DISABILITY.

         (d) "YEAR OF SERVICE" is the computation period of 12 consecutive months, during which an EMPLOYEE has at least 1,000 HOURS OF SERVICE.

                 For subsection 1.1, the initial computation period begins on the date the EMPLOYEE first performs an HOUR OF SERVICE. The participation computation period after a 1-YEAR BREAK IN SERVICE begins on the date the EMPLOYEE again performs an HOUR OF SERVICE.
         The participation computation period shifts to the PLAN YEAR which includes the anniversary on which the EMPLOYEE first performed an HOUR OF SERVICE.

                 Notwithstanding the above, for any short PLAN YEAR, whether an EMPLOYEE completes a YEAR OF SERVICE is determined by Department of Labor Regulation 2530.203-2(c). However, in determining whether an EMPLOYEE completes a YEAR OF SERVICE for benefit accrual in the short PLAN YEAR, the number of the HOURS OF SERVICE required are proportionately reduced based on the number of full months in the short PLAN YEAR.

         (e)     "PLAN YEAR" is the calendar year.

1.12 "TOM BROWN" is Tom Brown, Inc. and any AFFILIATED EMPLOYER and/or PARTICIPATING EMPLOYER which adopts THIS PLAN; and any successor which maintains THIS PLAN.

         (a) "AFFILIATED EMPLOYER" is any corporation which is a member of a controlled group of corporations (by CODE SECTION 414(b)) including TOM BROWN; any trade or business (whether or not incorporated) under common control (by CODE SECTION 414(c)) with TOM BROWN; any organization (whether or not incorporated) which is a member of an affiliated service group (by CODE SECTION 414(m)) including TOM BROWN; and any other entity required to be aggregated with TOM BROWN by CODE
         SECTION 414(o) REGULATIONS.

         (b) "PARTICIPATING EMPLOYER" is a Participating Employer in subsection 4.9.

1.13 "ACT" is the Employee Retirement Income Security Act of 1974, as amended.

         "CODE" is the Internal Revenue Code of 1986, as amended.

         "CODE SECTION" is a Section of the Code.

         "REGULATIONS" is Treasury Regulations.

                                   SECTION 2
                         CONTRIBUTIONS AND FORFEITURES

ELECTIVE DEFERRALS

2.1      CONTRIBUTIONS TO THIS PLAN

         The following may be contributed to THIS PLAN:

         (a)     ELECTIVE DEFERRALS,

         (b)     QUALIFIED MATCHING CONTRIBUTIONS,

         (c)     QUALIFIED NON-ELECTIVE CONTRIBUTIONS,

         (d)     MATCHING CONTRIBUTIONS,

         (e)     EMPLOYEE CONTRIBUTIONS, and/or

         (f)     EMPLOYER CONTRIBUTIONS.

         A PARTICIPANT'S accrued benefit derived from ELECTIVE DEFERRALS, QUALIFIED NON-ELECTIVE CONTRIBUTIONS, EMPLOYEE CONTRIBUTIONS and QUALIFIED MATCHING CONTRIBUTIONS is nonforfeitable. Separate accounts for ELECTIVE DEFERRALS, QUALIFIED NON-ELECTIVE CONTRIBUTIONS, EMPLOYEE CONTRIBUTIONS, MATCHING CONTRIBUTIONS, and QUALIFIED MATCHING CONTRIBUTIONS will be maintained for each PARTICIPANT. Each account will be credited with the applicable contributions and earnings thereon.

2.2      ELECTIVE DEFERRALS

         (a) Each PARTICIPANT may elect on January 1, April 1, July 1 or October 1 to defer his COMPENSATION which he would have received in the PLAN YEAR, but for his deferral election, subject to the limitations of subsection 2.3. An elective deferral (or modification of an earlier election) may not be made for COMPENSATION which is currently available on or before the date the PARTICIPANT executes such election.

                 The amount by which a PARTICIPANT'S COMPENSATION is reduced is his ELECTIVE DEFERRAL.

                 Once made, a PARTICIPANT'S deferral election shall remain in effect until modified or terminated. Modifications may be made on any January 1, April 1, July 1, or October 1, and terminations may be made at any time.

                 Any election or modification or termination of an election becomes effective as soon as is administratively feasible.

         (b) If a PARTICIPANT receives a hardship distribution by REGULATION 1.401(k)-1(d)(2)(iii)(B) from any other plan maintained by TOM BROWN or from his ELECTIVE DEFERRAL ACCOUNT by subsection 3.5(e), he is not permitted to have an ELECTIVE DEFERRAL to THIS PLAN for 12 months following his receipt of the distribution. In addition, the dollar limitation in CODE SECTION 402(g) is reduced, for his taxable year following the taxable year of his hardship distribution, by his ELECTIVE DEFERRAL, if any, to THIS PLAN (and any other plan maintained by TOM BROWN) for the taxable year of the hardship distribution.

2.3      EXCESS ELECTIVE DEFERRALS

         To the extent that a PARTICIPANT'S ELECTIVE DEFERRAL in THIS PLAN and any elective deferrals (in REGULATION 1.402(g)-1(b)) to another qualified cash or deferred arrangement (in CODE SECTION 401(k)), a simplified employee pension (in CODE SECTION 408(k)), a salary reduction arrangement (in CODE SECTION 3121(a)(5)(D)), a deferred compensation plan (in CODE SECTION 457) or a trust (in CODE SECTION 501(c)(18)) cumulatively exceeds the dollar limitation of CODE
SECTION 402(g), in effect for the calendar year in which the PLAN YEAR began,
he shall have an "Excess Elective Deferral."   A PARTICIPANT will be deemed to
have notified the ADMINISTRATOR of the Excess Elective Deferral which shall be distributed by subsection 2.4(a). The CODE SECTION 402(g) limitation is adjusted annually by CODE SECTION 415(d) and its REGULATIONS.

2.4      DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS

         (a) If a PARTICIPANT has an Excess Elective Deferral for his taxable year, he may, not later than March 1st after the close of his taxable year, notify the ADMINISTRATOR in writing of his Excess Elective Deferral and request his ELECTIVE DEFERRAL be reduced by the amount he specifies. If so, the ADMINISTRATOR shall direct the TRUSTEE to distribute such excess amount (and any INCOME allocable to such excess amount) to the PARTICIPANT not later than the first April 15th following the close of his taxable year.

                 Any distribution of less than the entire amount of Excess Elective Deferral and Income is treated as a pro rata distribution of Excess Elective Deferral and Income. The amount distributed shall not exceed the PARTICIPANT'S ELECTIVE DEFERRAL to THIS PLAN for the taxable year. Any distribution on or before the last day of the PARTICIPANT'S taxable year must satisfy each of the following conditions:

                 (1) the PARTICIPANT shall designate the distribution as Excess Elective Deferral;

                 (2) the distribution must be made after the date on which THIS PLAN received the Excess Elective Deferral; and

                (3) THIS PLAN must designate the distribution as a distribution of Excess Elective Deferral.

         Any distribution in this subsection shall be made first from unmatched ELECTIVE DEFERRALS and, thereafter, simultaneously from an ELECTIVE DEFERRAL which is matched and MATCHING CONTRIBUTIONS for such ELECTIVE DEFERRAL. However, any such MATCHING CONTRIBUTIONS which are not vested are forfeited in lieu of being distributed.

         For this Section, "Income" means the amount of income or loss allocable to a PARTICIPANT'S EXCESS ELECTIVE DEFERRAL and is equal to the sum of the allocable gain or loss for his taxable year and the allocable gain or loss for the period between the end of his taxable year and the date of distribution ("gap period"). The Income allocable to each such period is calculated separately and is determined by multiplying the income or loss allocable to the PARTICIPANT'S ELECTIVE DEFERRAL for the respective period by a fraction. The numerator of the fraction is the PARTICIPANT'S EXCESS ELECTIVE DEFERRAL for the PARTICIPANT'S taxable year. The denominator is the balance, as of the last day of the respective period, of the PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT that is attributable to the PARTICIPANT'S ELECTIVE DEFERRALS reduced by the gain allocable to such total amount for the respective period and increased by the loss allocable to such total amount for the respective period. Income or loss shall be measured from the date of deposit to the date of withdrawal.

         In lieu of the fractional method described above, a safe harbor method may be used to calculate the allocable income or loss for the gap period.
Under such safe harbor method, allocable income or loss for the gap period is deemed to equal 10% of the income or loss allocable to a PARTICIPANT'S EXCESS ELECTIVE DEFERRAL for his taxable year multiplied by the number of calendar months in the gap period. To determine the number of calendar months in the gap period, a distribution occurring on or before the 15th day of the month is treated as having been made on the last day of the preceding month, and a distribution occurring after the 15th day of the month is treated as having been made on the 1st day of the next subsequent month.

         Income allocable to any distribution of EXCESS ELECTIVE DEFERRAL on or before the last day of the PARTICIPANT'S taxable year is calculated from the 1st day of his taxable year to the date on which the distribution is made by either the fractional method or the safe harbor method.

         Notwithstanding the above, any distribution by this subsection does not include any income for the gap period. Further, for any distribution by this subsection, the amount of INCOME may be computed using a reasonable method that is consistent with subsection 2.15(g), if such method is used consistently for all PARTICIPANTS and for all such distributions for the PLAN YEAR.

         (b) Notwithstanding the above, a PARTICIPANT'S EXCESS ELECTIVE DEFERRAL is reduced, but not below zero, by any distribution of EXCESS ELECTIVE DEFERRALS in subsection 2.7(i) or recharacterization of EXCESS ELECTIVE DEFERRALS in subsection 2.8(i) for the PLAN YEAR beginning with or within his taxable year.

         (c) At his NORMAL RETIREMENT DATE, or such other date when the PARTICIPANT is entitled to receive benefits, the fair market value of his ELECTIVE DEFERRAL ACCOUNT is used to provide benefits to him or his BENEFICIARY.

         (d) ELECTIVE DEFERRALS may be segregated into a separate account for each PARTICIPANT in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the TRUSTEE until such time as the allocations in this subsection have been made.

         (e) TOM BROWN and the ADMINISTRATOR shall adopt a procedure necessary to implement the elective deferrals for THIS PLAN.

ACTUAL DEFERRAL PERCENTAGE TESTS

2.5      ACTUAL DEFERRAL PERCENTAGE TESTS

         (a) For each PLAN YEAR, the annual allocation of ELECTIVE DEFERRALS and QUALIFIED NON-ELECTIVE CONTRIBUTIONS to a PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT and QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT shall satisfy 1 of the following tests:

                 (1) The Actual Deferral Percentage for the HIGHLY COMPENSATED EMPLOYEE group shall not be more than the Actual Deferral Percentage of the NON-HIGHLY COMPENSATED EMPLOYEE group multiplied by 1.25, or

                 (2) The excess of the Actual Deferral Percentage for the HIGHLY COMPENSATED EMPLOYEE group over the Actual Deferral Percentage for the NON-HIGHLY COMPENSATED EMPLOYEE group shall not be more than 2 percentage points. Additionally, the Actual Deferral Percentage for the HIGHLY COMPENSATED EMPLOYEE group shall not exceed the Actual Deferral Percentage for the NON-HIGHLY COMPENSATED EMPLOYEE group multiplied by 2. CODE
                 SECTION 401(k)(3) and REGULATION 1.401(k)-1(b) are incorporated by this reference.

                 However, to prevent the multiple use of the alternative method described in (2) above and CODE SECTION 401(m)(9)(A), any HIGHLY COMPENSATED EMPLOYEE eligible to make ELECTIVE DEFERRALS and to make EMPLOYEE CONTRIBUTIONS or to receive MATCHING CONTRIBUTIONS shall have his Actual Contribution Percentage (in subsection 2.10(d)) reduced by REGULATION 1.401(m)-2, incorporated by this reference.

         (b) For this subsection, "Actual Deferral Percentage" is, for the HIGHLY COMPENSATED

         EMPLOYEE group and the NON-HIGHLY COMPENSATED EMPLOYEE group for a PLAN YEAR, the average of the percentages, calculated separately for each PARTICIPANT in each such group, of

                 (1) the amount of ELECTIVE DEFERRALS and QUALIFIED NON-ELECTIVE CONTRIBUTIONS allocated to his ELECTIVE DEFERRAL ACCOUNT and QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT for such PLAN YEAR; to

                 (2)      such 414(S) COMPENSATION for such PLAN YEAR.

                 The Actual Deferral Percentage for each PARTICIPANT and each group are calculated to the nearest 1/100th of 1%. ELECTIVE DEFERRALS allocated to each NON-HIGHLY COMPENSATED EMPLOYEE'S ELECTIVE DEFERRAL ACCOUNT are reduced by his EXCESS ELECTIVE DEFERRALS made under THIS PLAN or any other plan maintained by TOM BROWN.

         (c) To determine the Actual Deferral Percentage of a HIGHLY COMPENSATED PARTICIPANT who is subject to the FAMILY MEMBER aggregation rules of CODE SECTION 414(q)(6) because he is either a 5% OWNER or 1 of the 10 HIGHLY COMPENSATED EMPLOYEES paid the greatest COMPENSATION during the year:

                 (1) The combined Actual Deferral Percentage for the family group (which is treated as 1 HIGHLY COMPENSATED EMPLOYEE) is the greater of: (i) the percentage determined by aggregating ELECTIVE DEFERRALS and 414(S) COMPENSATION of all eligible FAMILY MEMBERS who are HIGHLY COMPENSATED EMPLOYEES without family aggregation and (ii) the percentage determined by aggregating ELECTIVE DEFERRALS and 414(S) COMPENSATION of all eligible FAMILY MEMBERS (including HIGHLY COMPENSATED EMPLOYEES). However, in applying the $150,000 limit to 414(S) COMPENSATION, FAMILY MEMBERS shall include only the affected EMPLOYEE's spouse and any lineal descendants who have not attained age 19 before the close of the PLAN YEAR.

                 (2) ELECTIVE DEFERRALS and 414(S) COMPENSATION of all FAMILY MEMBERS are disregarded to determine the Actual Deferral Percentage of the NON-HIGHLY COMPENSATED EMPLOYEE group except to the extent taken into account in subparagraph (1) above.

                 (3) If a PARTICIPANT is required to be aggregated as a member of more than 1 family group in a plan, all PARTICIPANTS who are members of the family groups that include such PARTICIPANT are aggregated as 1 family group by subparagraphs (1) and (2) above.

         (d) For this subsection and CODE SECTIONS 401(a)(4), 410(b) and 401(k), if 2 or more plans which include cash or deferred arrangements are considered 1 plan for CODE SECTION 401(a)(4) or 410(b) (other than CODE SECTION 401(b)(2)(A)(ii) as in effect for PLAN YEARS beginning after December 31, 1988), the cash or deferred arrangements included in such plans are treated as 1 arrangement. In addition, 2 or more cash or deferred arrangements may be considered as 1 arrangement to determine whether or not such arrangements satisfy CODE SECTIONS 401(a)(4), 410(b) and 401(k). If so, the cash or deferred arrangements included in such plans and the plans including such arrangements are treated as 1 arrangement and as 1 plan for this subsection and CODE SECTIONS 401(a)(4), 410(b) and 401(k). Plans may be aggregated by this subparagraph (d) only if they have the same plan year.

         (e) For this subsection, if a HIGHLY COMPENSATED EMPLOYEE is a participant in 2 or more cash or deferred arrangements (other than a cash or deferred arrangement which is part of an employee stock ownership plan in CODE SECTION 4975(e)(7) for PLAN YEARS beginning after December 31, 1988) of TOM BROWN, all such cash or deferred arrangements are treated as 1 cash or deferred arrangement to determine his Actual Deferral Percentage. If the cash or deferred arrangements have different PLAN YEARS, this subparagraph applies by treating all cash or deferred arrangements ending with or within the same calendar year as 1 arrangement.

         (f) To determine and correct ELECTIVE DEFERRALS of a HIGHLY COMPENSATED EMPLOYEE whose Actual Deferral Percentage is determined by the family aggregation rules shall be as follows:

                 (1) If the Actual Deferral Percentage for the HIGHLY COMPENSATED EMPLOYEE is determined by subsection 2.5(c)(1)(ii), the Actual Deferral Percentage shall be reduced as required herein and the ELECTIVE DEFERRALS for the family unit shall be allocated among the FAMILY MEMBERS in proportion to the ELECTIVE DEFERRALS of each FAMILY MEMBER that were combined to determine the group Actual Deferral Percentage.

                 (2) If the Actual Deferral Percentage for the HIGHLY COMPENSATED EMPLOYEE is determined by subsection 2.5(c)(1)(i), the Actual Deferral Percentage shall first be reduced by subparagraph (1), but not below the Actual Deferral Percentage of the group of FAMILY MEMBERS who are not HIGHLY COMPENSATED EMPLOYEES without family aggregation. The ELECTIVE DEFERRALS resulting from the initial reduction shall be allocated (in proportion to ELECTIVE DEFERRALS) among the HIGHLY COMPENSATED PARTICIPANTS whose ELECTIVE DEFERRALS were combined to determine the Actual Deferral Percentage. If further reduction is still required, ELECTIVE DEFERRALS resulting from this further reduction shall be determined by taking into account the contributions of all FAMILY MEMBERS and shall be allocated among them in the ratio of their respective ELECTIVE DEFERRALS.

2.6      ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

         "Excess Contribution" is, for any Plan Year, the excess of:

         (i) the aggregate amount of contribution actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year over

         (ii) the maximum amount of such contribution permitted by the Actual Deferral Percentage Tests in subsection 2.5(a) (determined by reducing contributions made for Highly Compensated Employees in order of the Actual Deferral Percentages, starting with the highest such percentages).

         If the initial allocations of ELECTIVE DEFERRALS AND QUALIFIED NON-ELECTIVE CONTRIBUTIONS do not satisfy 1 of the tests in subsection 2.5(a)(1) or (2), the ADMINISTRATOR shall adjust EXCESS CONTRIBUTIONS by a distribution in subsection 2.7 and/or a recharacterization in subsection 2.8 until 1 of the tests in subsection 2.5 are satisfied.

         Any distribution and/or recharacterization of less than the entire amount of EXCESS ELECTIVE DEFERRALS shall be treated as a pro rata distribution and/or recharacterization of EXCESS ELECTIVE DEFERRALS and INCOME.

         Any amounts not distributed or recharacterized within 2 1/2 months after the end of the PLAN YEAR shall be subject to the 10% employer excise tax imposed by CODE SECTION 4979.

2.7      DISTRIBUTION OF EXCESS CONTRIBUTIONS

         For distribution of EXCESS CONTRIBUTIONS, such distribution:

         (i) may be postponed but not later than the close of the PLAN YEAR following the PLAN YEAR to which they are allocable;

         (ii) shall be made first from unmatched ELECTIVE DEFERRALS and, thereafter, simultaneously from ELECTIVE DEFERRALS which are matched and MATCHING CONTRIBUTIONS which relate to such ELECTIVE DEFERRALS. (However, any such MATCHING CONTRIBUTIONS which are not vested shall be forfeited in lieu of being distributed);

         (iii) shall be made from QUALIFIED NON-ELECTIVE CONTRIBUTIONS to the extent that EXCESS CONTRIBUTIONS exceed the balance in the PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT attributable to ELECTIVE DEFERRALS and MATCHING CONTRIBUTIONS.

         (iv)    shall be adjusted for INCOME; and

         (v) shall be designated by TOM BROWN as a distribution of EXCESS CONTRIBUTIONS (and INCOME).

2.8      RECHARACTERIZATION OF EXCESS CONTRIBUTIONS

         To recharacterize EXCESS CONTRIBUTIONS, such recharacterized amounts shall:

                 (i) be deemed to have occurred on the date on which the last of those HIGHLY COMPENSATED EMPLOYEES with EXCESS CONTRIBUTIONS to be recharacterized is notified of the recharacterization and the tax consequences of such recharacterization;

                 (ii) not exceed the amount of ELECTIVE DEFERRAL on behalf of any HIGHLY COMPENSATED EMPLOYEE for any PLAN YEAR;

                 (iii) be treated as VOLUNTARY EMPLOYEE CONTRIBUTIONS for CODE SECTION 401(a)(4) and REGULATION 1.401(k)-1(b). However, for subsections 2.17 and 2.16(f), recharacterized EXCESS CONTRIBUTIONS continue to be treated as EMPLOYER CONTRIBUTIONS that are ELECTIVE DEFERRALS. EXCESS CONTRIBUTIONS recharacterized as VOLUNTARY EMPLOYEE CONTRIBUTIONS shall continue to be nonforfeitable and subject to the same distribution rules in subsection 3.5(d);

                 (iv) are not permitted if the amount recharacterized plus VOLUNTARY EMPLOYEE CONTRIBUTIONS actually made by such HIGHLY COMPENSATED EMPLOYEE, exceed the maximum amount of VOLUNTARY EMPLOYEE CONTRIBUTIONS (determined prior to application of subsection 2.10) that such HIGHLY COMPENSATED EMPLOYEE is permitted to make under THIS PLAN in the absence of recharacterization;

                 (v)      shall be adjusted for INCOME.

2.9      QUALIFIED NON-ELECTIVE CONTRIBUTIONS

         Within 12 months after the end of the PLAN YEAR, TOM BROWN shall make a special QUALIFIED NON-ELECTIVE CONTRIBUTION for NON-HIGHLY COMPENSATED EMPLOYEES in an amount sufficient to satisfy 1 of the tests in subsection 2.5(a). Such contribution shall be allocated to each NON-HIGHLY COMPENSATED EMPLOYEE'S QUALIFIED NON-ELECTIVE DEFERRAL ACCOUNT in the same ratio that each NON-HIGHLY COMPENSATED EMPLOYEE'S COMPENSATION for the year bears to the total COMPENSATION of all NON-HIGHLY COMPENSATED EMPLOYEES.

ACTUAL CONTRIBUTION PERCENTAGE TESTS

2.10     ACTUAL CONTRIBUTION PERCENTAGE TESTS

         (a) The "Actual Contribution Percentage" for the HIGHLY COMPENSATED PARTICIPANT group shall be less than the greater of:

                 (1) 125% of the Actual Contribution Percentage for the NON-HIGHLY COMPENSATED PARTICIPANT group or

                 (2) the lesser of 200% of the Actual Contribution Percentage for the NON-HIGHLY COMPENSATED PARTICIPANT group or the Actual Contribution Percentage for the NON-HIGHLY COMPENSATED PARTICIPANT group plus 2 percentage points.

                 To prevent the multiple use of the alternative method described in (2) above and in CODE SECTION 401(m)(9)(A), any HIGHLY COMPENSATED PARTICIPANT eligible to make Elective Deferrals and to make EMPLOYEE CONTRIBUTIONS or to receive MATCHING CONTRIBUTIONS shall have his Actual Contribution Percentage reduced by REGULATION 1.401(m)-2. CODE SECTION 401(m) and REGULATIONS 1.401 (m)-1 (b) and 1.401(m)-2 are incorporated by this reference.

         (b) For this subsection and subsection 2.11, the "Actual Contribution Percentage" is, for the HIGHLY COMPENSATED PARTICIPANT group and NON-HIGHLY COMPENSATED PARTICIPANT group for a PLAN YEAR, the average of the ratios (calculated separately for each PARTICIPANT in each group) of:

                 (1) the sum of MATCHING CONTRIBUTIONS in subsection 2.18(b) (to the extent such MATCHING CONTRIBUTIONS are not used to satisfy the tests in subsection 2.5, VOLUNTARY EMPLOYEE CONTRIBUTIONS in subsection 2.19(a) and EXCESS ELECTIVE DEFERRALS recharacterized as VOLUNTARY EMPLOYEE CONTRIBUTIONS by subsection 2.8 on behalf of each such PARTICIPANT for such PLAN YEAR; to

                 (2)      the PARTICIPANT'S 414(S) COMPENSATION for such PLAN
                          YEAR.

                 The Actual Contribution Percentage for each PARTICIPANT and each group are calculated to the nearest 1/100th of 1%.

         (c) To determine the ACTUAL CONTRIBUTION PERCENTAGE and the EXCESS AGGREGATE CONTRIBUTIONS in subsection 2.11, the ADMINISTRATOR may elect to take into account, for EMPLOYEES eligible to have VOLUNTARY EMPLOYEE CONTRIBUTIONS in subsection 2.19 allocated to their ACCOUNTS, ELECTIVE DEFERRALS (in REGULATION 1.402(g)-l(b)) and

         QUALIFIED NON-ELECTIVE DEFERRALS (in CODE SECTION 401(m)(4)(C)) contributed to any plan maintained by TOM BROWN. Such ELECTIVE DEFERRALS and QUALIFIED NON-ELECTIVE DEFERRALS are treated as MATCHING CONTRIBUTIONS subject to REGULATION 1.401(m)-l(b)(5), incorporated by this reference. The PLAN YEAR must be the same as the plan year of the plan to which the ELECTIVE DEFERRALS and the QUALIFIED NON-ELECTIVE DEFERRALS are made.

         (d) To determine the Actual Contribution Percentage of a HIGHLY COMPENSATED EMPLOYEE who is subject to the FAMILY MEMBER aggregation rules of CODE SECTION 414(q)(6) because he is either a "5% OWNER" of TOM BROWN or 1 of the 10 HIGHLY COMPENSATED EMPLOYEES paid the greatest COMPENSATION during the year:

                 (1) The combined Actual Contribution Percentage for the family group (which is treated as 1 HIGHLY COMPENSATED EMPLOYEE) shall be determined by aggregating VOLUNTARY EMPLOYEE CONTRIBUTIONS in subsection 2.19 and 414(S) COMPENSATION of all eligible FAMILY MEMBERS (including HIGHLY COMPENSATED PARTICIPANTS). However, in applying the $150,000 limit to 414(S) COMPENSATION, FAMILY MEMBERS include only the affected EMPLOYEE'S spouse and any lineal descendants who have not attained age 19 before the close of the PLAN YEAR.

                 (2)      The VOLUNTARY EMPLOYEE CONTRIBUTIONS in subsection
                          2.19 and 414(S) COMPENSATION of all FAMILY MEMBERS are disregarded to determine the Actual Contribution Percentage of the NON-HIGHLY COMPENSATED PARTICIPANT group except to the extent taken into account in subparagraph (1) above.

                 (3) If a PARTICIPANT is required to be aggregated as a member of more than 1 family group in a plan, all PARTICIPANTS who are members of the family groups that include the PARTICIPANT are aggregated as 1 family group in paragraphs (1) and (2) above.

         (e) For this subsection and CODE SECTIONS 401(a)(4), 410(b) and 401(m), if 2 or more TOM BROWN plans to which MATCHING CONTRIBUTIONS or EMPLOYEE CONTRIBUTIONS, or both, are made are treated as 1 plan for CODE SECTIONS 401(a)(4) or 410(b) (other than the average benefits test in CODE SECTION 410(b)(2)(A)(ii)) such plans are treated as 1 plan. In addition, 2 or more TOM BROWN plans to which MATCHING CONTRIBUTIONS or EMPLOYEE CONTRIBUTIONS, or both, are made may be considered as 1 plan to determine whether or not such plans satisfy CODE SECTIONS 401(a)(4), 410(b) and 401(m). If so, the aggregated plans must satisfy this subsection and CODE SECTIONS 401 (a)(4), 410(b) and 401(m) as though such aggregated plans were 1 plan. Plans may be aggregated under this subparagraph only if they have the same plan year.

         (f) If a HIGHLY COMPENSATED EMPLOYEE is a PARTICIPANT under 2 or more plans (other than an employee stock ownership plan in CODE
         SECTION 4975(e)(7) or 409) maintained by TOM BROWN to which MATCHING CONTRIBUTIONS or EMPLOYEE CONTRIBUTIONS, or both, are made, all such contributions for such HIGHLY COMPENSATED EMPLOYEE shall be aggregated to determine his Actual Contribution Percentage. If the plans have different plan years, this subparagraph applies by treating all plans ending with or within the same calendar year as 1 plan.

         (g) For this subsection and subsection 2.11, a HIGHLY COMPENSATED EMPLOYEE and NON-HIGHLY COMPENSATED EMPLOYEE include any EMPLOYEE eligible to make VOLUNTARY EMPLOYEE CONTRIBUTIONS in subsection 2.19 (whether or not VOLUNTARY EMPLOYEE CONTRIBUTIONS are made) allocated to his ACCOUNT for the PLAN YEAR.

         (h) Any distribution of less than the entire amount of EXCESS AGGREGATE CONTRIBUTIONS (and INCOME) is treated as a pro rata distribution of EXCESS AGGREGATE CONTRIBUTIONS and INCOME.

2.11     ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

         "Contribution Percentage Amounts" is the sum of EMPLOYEE CONTRIBUTIONS, MATCHING CONTRIBUTIONS (other than MATCHING CONTRIBUTIONS forfeited to correct EXCESS AGGREGATE CONTRIBUTIONS or related to EXCESS ELECTIVE DEFERRALS, EXCESS CONTRIBUTIONS OR EXCESS AGGREGATE CONTRIBUTIONS), QUALIFIED MATCHING CONTRIBUTIONS (to the extent not taken into account for the Actual Deferral Percentage tests in subsection 2.5) and the QUALIFIED NON-ELECTIVE CONTRIBUTIONS used by TOM BROWN in the Actual Contribution Percentages.

         "Excess Aggregate Contributions" is, for any PLAN YEAR, the excess of:

         (a) the aggregate Contribution Percentage Amounts to compute the numerator for the HIGHLY COMPENSATED EMPLOYEE group, over

         (b) the maximum Contribution Percentage Amounts permitted by the Actual Contribution Percentage Tests (by reducing contributions for HIGHLY COMPENSATED EMPLOYEES in order of their Actual Contribution Percentage beginning with the highest of such percentages).

         Such determination shall be made after first determining EXCESS ELECTIVE DEFERRALS in subsection 2.2 and then EXCESS CONTRIBUTIONS in subsection 2.6.

         If the initial allocation of Contribution Percentage Amounts do not satisfy 1 of the tests in subsection 2.10(a)(1) or (2), the ADMINISTRATOR shall adjust the Contribution Percentage Amounts by a distribution in subsection 2.12 or a recharacterization in subsection 2.14 until 1 of the tests in subsection 2.10(a)(1) or (2) are met.

2.12     DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS

         (a) If the Actual Contribution Percentage for the HIGHLY COMPENSATED EMPLOYEE group exceeds the Actual Contribution Percentage for the NON-HIGHLY COMPENSATED EMPLOYEE group except as permitted in subsection 2.10(a)(1) or (2), the ADMINISTRATOR (on or before March 15th following the end of the PLAN YEAR, but not later than the close of the following PLAN YEAR) shall direct the TRUSTEE to distribute to the HIGHLY COMPENSATED EMPLOYEE having the highest Actual Contribution Percentage, his portion of EXCESS AGGREGATE CONTRIBUTIONS (and INCOME allocable to such contributions) until either 1 of the tests in subsection 2.10(a)(1) or (2) is satisfied, or until his Actual Contribution Percentage equals the Actual Contribution Percentage of the HIGHLY COMPENSATED EMPLOYEE having the 2nd highest Actual Contribution Percentage. This shall continue until 1 of the tests in subsection 2.10(a)(1) or (2) is satisfied.

         (b) For each HIGHLY COMPENSATED EMPLOYEE, EXCESS AGGREGATE CONTRIBUTIONS are equal to (i) the VOLUNTARY EMPLOYEE CONTRIBUTIONS in subsection 2.19 and any QUALIFIED NON-ELECTIVE DEFERRALS or ELECTIVE DEFERRALS taken into account in subsection 2.10(c) on behalf of the HIGHLY COMPENSATED EMPLOYEE (determined prior to the application of this subparagraph) (ii) minus the amount determined by multiplying the HIGHLY COMPENSATED EMPLOYEE'S Actual Contribution Percentage (determined after application of this subparagraph) by his 414(S) COMPENSATION. The EXCESS AGGREGATE CONTRIBUTION for any HIGHLY COMPENSATED EMPLOYEE cannot exceed the amount of VOLUNTARY EMPLOYEE DEFERRALS in subsection 2.19 and any QUALIFIED NON-ELECTIVE CONTRIBUTIONS or ELECTIVE DEFERRALS taken into account in subsection 2.10(c) on behalf of such HIGHLY COMPENSATED EMPLOYEE for such PLAN YEAR.

         (c) If the determination and correction of EXCESS AGGREGATE CONTRIBUTIONS of a HIGHLY COMPENSATED EMPLOYEE whose Actual Contribution Percentage is made by the rules of subsection 2.10(d), the Actual Contribution Percentage shall be reduced and the EXCESS AGGREGATE CONTRIBUTIONS for the family unit shall be allocated among the FAMILY MEMBERS in proportion to the sum of VOLUNTARY EMPLOYEE CONTRIBUTIONS in subsection 2.19 and any QUALIFIED NON-ELECTIVE DEFERRALS or ELECTIVE DEFERRALS taken into account in subsection 2.10(c) of each FAMILY MEMBER that were combined to determine the group Actual Contribution Percentage.

         (d) If during a PLAN YEAR the projected aggregate amount of VOLUNTARY EMPLOYEE CONTRIBUTIONS to be allocated to all HIGHLY COMPENSATED EMPLOYEES in THIS PLAN would, by virtue of the tests in subsection 2.10(a), cause THIS PLAN to fail such tests, the ADMINISTRATOR may automatically reduce proportionately or in the order in subsection 2.11(a) each affected HIGHLY COMPENSATED EMPLOYEE'S projected share of such contributions by an amount necessary to satisfy 1 of the tests in subsection 2.10(a).

2.13     QUALIFIED NON-ELECTIVE CONTRIBUTIONS

         Notwithstanding the above, within 12 months after the end of the PLAN YEAR, TOM BROWN may make a QUALIFIED NON-ELECTIVE CONTRIBUTION on behalf of NON-HIGHLY COMPENSATED EMPLOYEES in an amount sufficient to satisfy 1 of the tests in subsection 2.10(a). Such contribution shall be allocated to the PARTICIPANT'S ACCOUNT of each NON-HIGHLY COMPENSATED EMPLOYEE in the same proportion that each NON-HIGHLY COMPENSATED EMPLOYEE'S COMPENSATION for the year bears to the total COMPENSATION of all NON-HIGHLY COMPENSATED EMPLOYEE. A separate accounting shall be maintained for such contributions.

2.14     RECHARACTERIZATION OF EXCESS AGGREGATE CONTRIBUTIONS

         The determination of EXCESS AGGREGATE CONTRIBUTIONS for any PLAN YEAR is made after first determining the EXCESS DEFERRALS (in REGULATION 1.401(k)-1(g)(7)(I)), if any, to be treated as VOLUNTARY EMPLOYEE CONTRIBUTIONS by recharacterization for the plan year of any qualified cash or deferred arrangement (in CODE SECTION 401(k)) maintained by TOM BROWN that ends with or within the PLAN YEAR.

TOP-HEAVY PLAN

2.15     TOP HEAVY PLAN REQUIREMENTS

         For any TOP HEAVY PLAN YEAR, THIS PLAN provides the special vesting requirements of CODE SECTION 416(b) in subsection 3.5(d) and the special minimum allocation requirements of CODE SECTION 416(c) in subsection 2.17(a).

2.16     TOP HEAVY STATUS

         (a) THIS PLAN is a "Top Heavy Plan" for any PLAN YEAR in which, as of the determination date, (1) the PRESENT VALUE OF ACCRUED BENEFITS of KEY EMPLOYEES and (2) the sum of the AGGREGATE ACCOUNTS of KEY EMPLOYEES and all plans of an AGGREGATION GROUP, exceeds 60% of the PRESENT VALUE OF ACCRUED BENEFITS and the AGGREGATE ACCOUNTS of all KEY AND NON-KEY EMPLOYEES and all plans of an AGGREGATION GROUP.

                 If any PARTICIPANT is a NON-KEY EMPLOYEE for any PLAN YEAR, but such PARTICIPANT was a KEY EMPLOYEE for any prior PLAN YEAR, such PARTICIPANT'S PRESENT VALUE OF ACCRUED BENEFIT and/or AGGREGATE ACCOUNT balance is not taken into account to determine whether THIS PLAN is a Top Heavy or Super Top Heavy Plan (or whether any AGGREGATION GROUP which includes THIS PLAN is a TOP HEAVY GROUP). In addition, if a PARTICIPANT or FORMER PARTICIPANT performs no SERVICE for TOM BROWN during the 5 year period ending on the determination date, any accrued benefit for such PARTICIPANT or FORMER PARTICIPANT is not taken into account to determine whether THIS PLAN is a Top Heavy or Super Top Heavy Plan.

         (b) THIS PLAN is a "Super Top Heavy Plan" for any PLAN YEAR in which, as of the determination date, (1) the PRESENT VALUE OF ACCRUED BENEFITS of KEY EMPLOYEES and (2) the sum of the AGGREGATE ACCOUNTS of KEY EMPLOYEES of THIS PLAN and all plans of an AGGREGATION GROUP, exceeds 90% of the PRESENT VALUE OF ACCRUED BENEFITS and the AGGREGATE ACCOUNTS of all KEY AND NON-KEY EMPLOYEES of THIS PLAN and all plans of an AGGREGATION GROUP.

         (c) For these purposes, a PARTICIPANT'S AGGREGATE ACCOUNT as of the determination date is the sum of:

                 (1) his PARTICIPANT'S ACCOUNT BALANCE as of the most recent VALUATION DATE within a 12 month period ending on the determination date.

                 (2) an adjustment for any contributions due as of the determination date. Such adjustment is the amount of any contributions actually made after the VALUATION DATE but due on or before the determination date.

                 (3) any plan distributions within the PLAN YEAR that includes the determination date or within the 4 preceding PLAN YEARS. However, for distributions made after a VALUATION DATE and prior to the determination date, such distributions are not included as distributions to the extent that such distributions are already included in the PARTICIPANT'S AGGREGATE ACCOUNT balance as of the VALUATION DATE. Distributions from THIS PLAN (including the cash value of life insurance policies) of a PARTICIPANT'S ACCOUNT BALANCE because of death are treated as a distribution for this subparagraph.

                 (4) any EMPLOYEE contributions, whether voluntary or mandatory. However, amounts for tax deductible qualified voluntary EMPLOYEE contributions are not considered a part of the PARTICIPANT'S AGGREGATE ACCOUNT balance.

                 (5) for unrelated rollovers and plan-to-plan transfers (which are both initiated by the EMPLOYEE and made from a plan maintained by 1 employer to a plan maintained by another employer). If THIS PLAN provides the rollovers or plan-to-plan transfers, such rollovers or plan-to-plan transfers are a distribution for this subsection. If THIS PLAN is the plan accepting such rollovers or plan-to-plan transfers, such rollovers or plan-to-plan transfers are not a part of the PARTICIPANT'S AGGREGATE ACCOUNT balance.

                 (6) for related rollovers and plan-to-plan transfers (either not initiated by the EMPLOYEE or made to a plan maintained by the same employer), if THIS PLAN provides a rollover or plan-to-plan transfer, it shall not be counted as a distribution for this subsection. If THIS PLAN accepts such rollover or plan-to-plan transfer, such rollover or plan-to-plan transfer are a part of the PARTICIPANT'S AGGREGATE ACCOUNT balance, regardless of the date on which such rollover or plan-to-plan transfer is accepted.

                 (7) To determine whether 2 employers are to be treated as 1 employer in (5) and (6) above, all employers aggregated by CODE SECTION 414(b), (c), (m) and (o) are treated as 1 employer.

         (d) The ADMINISTRATOR establishes and maintains an account in the name of each PARTICIPANT to which the ADMINISTRATOR credits as of each VALUATION DATE all amounts allocated to each such PARTICIPANT.

         (e) TOM BROWN provides the ADMINISTRATOR with all information required by the ADMINISTRATOR for a proper allocation of EMPLOYER CONTRIBUTIONS for each PLAN YEAR and designates MATCHING CONTRIBUTIONS which shall be ELECTIVE DEFERRALS. Within a reasonable time after receipt of information, the ADMINISTRATOR allocates EMPLOYER CONTRIBUTIONS to each PARTICIPANT'S ACCOUNT in the proportion that each PARTICIPANT'S COMPENSATION for the year bears to the total COMPENSATION of all PARTICIPANTS for the year.

                 Only PARTICIPANTS actively employed on the last day of the PLAN YEAR are eligible to share in EMPLOYER CONTRIBUTIONS for the PLAN YEAR.

         (f) A PARTICIPANT'S ACCOUNTs are credited as of each VALUATION DATE with FORFEITURES of TOM BROWN STOCK and his allocable share of TOM BROWN STOCK (including fractional shares) purchased and paid for or contributed in kind by TOM BROWN. Stock or cash dividends on TOM BROWN STOCK are credited to his ACCOUNT holding TOM BROWN STOCK when paid.

         (g) As of each VALUATION DATE before allocating EMPLOYER CONTRIBUTIONS and FORFEITURES, any earnings or losses (net of appreciation or net depreciation) of the TRUST FUND are allocated in the same proportion that each PARTICIPANT'S and FORMER PARTICIPANT'S nonsegregated accounts bear to the total of all PARTICIPANTS' and FORMER PARTICIPANTS' nonsegregated accounts. PARTICIPANTS' transfers from other qualified plans deposited in the TRUST FUND share in any earnings and losses (net appreciation or net depreciation) of the TRUST FUND as provided above. Each PARTICIPANT'S segregated account is credited or charged with its separate earnings and losses.

         (h) A PARTICIPANT'S ACCOUNTS are debited for any insurance or annuity premiums paid, if any, and credited with any dividends received on CONTRACTS.

         (i) FORFEITURES are first made available to reinstate previously forfeited ACCOUNT BALANCES of FORMER PARTICIPANTS, if any, by subsection 3.5(d). Remaining FORFEITURES, if any, are allocated among PARTICIPANTS' ACCOUNTS of PARTICIPANTS otherwise eligible to share in the allocation of EMPLOYER CONTRIBUTIONS in the proportion that each such PARTICIPANT'S COMPENSATION for the year bears to the total COMPENSATION of all such PARTICIPANTS for the year.

                 However, if the allocation of FORFEITURES causes the ANNUAL ADDITION (in subsection 2.21) to any PARTICIPANT'S ACCOUNT to exceed the amount allowable by the Code, the excess is reallocated by subsection 2.22.

         (j) For any TOP HEAVY PLAN YEAR, PARTICIPANTS not otherwise eligible to share in the allocation of EMPLOYER CONTRIBUTIONS and FORFEITURES, receive the minimum allocation in subsection 2.17(a) if eligible by subsection 2.17(c).

         (k) PARTICIPANTS not actively employed on the last day of the PLAN YEAR from Retirement (Normal or Late), DISABILITY or death share EMPLOYER CONTRIBUTIONS and FORFEITURES for that PLAN YEAR only if otherwise eligible.

2.17     TOP HEAVY MINIMUM CONTRIBUTIONS

         (a) Notwithstanding the above, for any TOP HEAVY PLAN YEAR, the sum of EMPLOYER CONTRIBUTIONS and FORFEITURES allocated to a PARTICIPANT'S ACCOUNT shall be equal to at least 3% of such PARTICIPANT'S COMPENSATION (reduced by contributions and forfeitures, if any, allocated to each PARTICIPANT in any defined contribution plan included with THIS PLAN in a REQUIRED AGGREGATION GROUP). However, if
         (1) the sum of the EMPLOYER CONTRIBUTIONS and FORFEITURES allocated to the ACCOUNT of each KEY EMPLOYEE for such TOP HEAVY PLAN YEAR is less than 3% of each KEY EMPLOYEE'S COMPENSATION and (2) THIS PLAN is not required to be included in an AGGREGATION GROUP to enable a defined benefit plan to meet the requirements of CODE SECTION 401(a)(4) or 410, the sum of the EMPLOYER CONTRIBUTIONS and FORFEITURES allocated to the PARTICIPANT'S ACCOUNT shall equal the largest percentage allocated to any KEY EMPLOYEE'S ACCOUNT.

                 However, no such minimum allocation is required in THIS PLAN for any EMPLOYEE who participates in another defined contribution plan subject to CODE SECTION 412 if such benefits are included with THIS PLAN in a REQUIRED AGGREGATION GROUP.

         (b) For the minimum allocations above, the percentage allocated to any KEY EMPLOYEE'S ACCOUNT shall be equal to the ratio of the sum of the EMPLOYER CONTRIBUTIONS and FORFEITURES allocated to such KEY EMPLOYEE divided by the KEY EMPLOYEE'S COMPENSATION.

         (c) For any TOP HEAVY PLAN YEAR, the minimum allocations above shall be allocated to the ACCOUNT of PARTICIPANTS who are employed by TOM BROWN on the last day of the PLAN YEAR, including EMPLOYEEs who have not completed a YEAR OF SERVICE.

         (d) In lieu of the above, if an EMPLOYEE participates in THIS PLAN and a defined benefit pension plan included in a REQUIRED AGGREGATION GROUP which is top heavy, a minimum allocation of 5% of COMPENSATION shall be required in THIS PLAN.

         (e) If a FORMER PARTICIPANT is reemployed after 5 consecutive 1-YEAR BREAKS IN SERVICE, separate accounts are maintained as follows:

                 (1) an account for nonforfeitable benefits attributable to his pre-break SERVICE and

                 (2) an account representing his status in THIS PLAN attributable to his post-break SERVICE.

         (f) Notwithstanding the above, if THIS PLAN would otherwise not meet the requirements of CODE SECTIONS 401(a)(26), 410(b)(1) or 410(b)(2)(A)(i) and their REGULATIONS because EMPLOYER CONTRIBUTIONS would not be allocated to a sufficient number or percentage of PARTICIPANTS for a PLAN YEAR, the following apply:

                 (1) The group of PARTICIPANTS eligible to share in the EMPLOYER CONTRIBUTIONS and FORFEITURES for the PLAN YEAR shall be expanded to include the minimum number of PARTICIPANTS who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific PARTICIPANTS who become eligible by this subparagraph are those actively employed on the last day of the PLAN YEAR and, when compared to similarly situated PARTICIPANTS, have completed the greatest number of HOURS OF SERVICE in the PLAN YEAR.

                 (2) If the applicable test is still not satisfied after application of subparagraph (1) above, the group of PARTICIPANTS eligible to share in the EMPLOYER CONTRIBUTIONS and FORFEITURES for the PLAN YEAR is further expanded to include the minimum number of PARTICIPANTS who are not actively employed on the last day of the PLAN YEAR as are necessary to satisfy the applicable test. The specific PARTICIPANTS who become eligible to share are those PARTICIPANTS, when compared to similarly situated PARTICIPANTS, who have completed the greatest number of HOURS OF SERVICE in the PLAN YEAR before TERMINATION.

                 (3) Nothing in this subsection permits the reduction of a PARTICIPANT'S ACCRUED BENEFIT. Therefore, any amounts previously allocated to a PARTICIPANT'S ACCOUNT may not be reallocated to satisfy these requirements. TOM BROWN shall make additional contributions equal to the amount such affected PARTICIPANTS would have received had they been included in the allocations, even if it exceeds the amount deductible by

                          CODE SECTION 404. Any adjustment to the allocations by this subparagraph is considered a retroactive amendment adopted on the last day of the PLAN YEAR.

                 (4)      Notwithstanding the above, if THIS PLAN fails CODE
                          SECTION 410(b) if the coverage tests were applied by treating those PARTICIPANTS whose only allocation would otherwise be provided under the top heavy formula as if they were not currently benefiting under THIS PLAN, for this subparagraph (4), such PARTICIPANTS are treated as not benefiting, and, therefore, eligible to be included in the expanded class of PARTICIPANTS who will share in the allocation by THIS PLAN'S non top heavy formula.

OTHER CONTRIBUTIONS/FORFEITURES

2.18     EMPLOYER CONTRIBUTIONS

         For each PLAN YEAR, TOM BROWN may make EMPLOYER CONTRIBUTIONS, which shall not exceed the maximum amount allowable as a deduction to TOM BROWN in CODE SECTION 404, except however, TOM BROWN shall make an EMPLOYER CONTRIBUTION for the top heavy minimum contribution in subsection 2.17 even if it exceeds the amount deductible by CODE SECTION 404.

         All EMPLOYER CONTRIBUTIONS shall be made in cash, TOM BROWN STOCK or in property acceptable to the TRUSTEE.

         TOM BROWN shall pay the EMPLOYER CONTRIBUTION to the TRUSTEE for each PLAN YEAR within the time prescribed by law. TOM BROWN STOCK and other property contributed are valued at their then fair market value.

         All contributions made by a PARTICIPATING EMPLOYER to THIS PLAN are determined separately for each PARTICIPATING EMPLOYER and are allocated only among the PARTICIPANTS eligible to share such PARTICIPATING EMPLOYER'S contribution. On information furnished by the ADMINISTRATOR, the TRUSTEE keeps separate books and records of the affairs of each PARTICIPATING EMPLOYER and as to the ACCOUNTS and credits of the EMPLOYEES of each PARTICIPATING EMPLOYER. The TRUSTEE may, but need not, register CONTRACTS to evidence that a particular PARTICIPATING EMPLOYER is the interested employer, but, if an EMPLOYEE transfers from 1 PARTICIPATING EMPLOYER to another, the employing employer shall immediately notify the TRUSTEE.

         For each PLAN YEAR, TOM BROWN contributes to THIS PLAN:

         (a) The amount of the deferrals of all PARTICIPANTS in subsection 2.2, which amount is deemed an ELECTIVE DEFERRAL, plus

         (b) QUALIFIED NON-ELECTIVE DEFERRALS or discretionary EMPLOYER CONTRIBUTIONS,

         (c) QUALIFIED NON-ELECTIVE DEFERRALS, which are used to satisfy the Actual Deferral Percentage Tests in subsection 2.5,

         (d)     Discretionary EMPLOYEE CONTRIBUTIONS.

         ELECTIVE DEFERRALS accumulated through payroll deductions shall be paid to the TRUSTEE as of the earliest date on which such contributions can reasonably be segregated from TOM BROWN's general assets, but at least within 15 days after the end of the month of the payroll deduction. The DOL Regulations 2510.3-102 are incorporated by this reference. Furthermore, any additional EMPLOYER CONTRIBUTIONS which are allocable to the PARTICIPANT'S ELECTIVE DEFERRED ACCOUNT for a PLAN YEAR shall be paid to THIS PLAN no later than the 12-month period immediately following the close of such PLAN YEAR.

         All EMPLOYER CONTRIBUTIONS shall be allocated on the last day of the PLAN YEAR to which they relate.

2.19     EMPLOYEE CONTRIBUTIONS

         (a) Each PARTICIPANT may, at the discretion of the ADMINISTRATOR, elect to voluntarily contribute a portion of his COMPENSATION earned while a PARTICIPANT to THIS PLAN. Such contributions shall be paid to the TRUSTEE within 15 days after the end of the month of the contribution. The balance in each PARTICIPANT'S VOLUNTARY CONTRIBUTION ACCOUNT shall be fully vested at all times and shall not be subject to FORFEITURE for any reason.

         (b) A PARTICIPANT may elect to withdraw his VOLUNTARY CONTRIBUTIONS from his VOLUNTARY CONTRIBUTION ACCOUNT and its actual earnings consistent with and satisfying subsection 3.4, including, but not limited to, all notice and consent requirements of CODE SECTION 411(a)(11) and its REGULATIONS. If the ADMINISTRATOR maintains sub-accounts for VOLUNTARY CONTRIBUTIONS (and EARNINGS thereon) which were made on or before a specified date, a PARTICIPANT may designate which sub-account is the source for his withdrawal.

                 If such a withdrawal is made or if a PARTICIPANT has received a hardship distribution in REGULATION 1.401(k)-1(d)(2)(iv)(B) from any plan maintained by TOM BROWN, such PARTICIPANT is barred from making any ELECTIVE DEFERRALS to the TRUST FUND for a period of 12 months after receipt of the withdrawal or distribution.

         (c) At NORMAL RETIREMENT DATE, or when the PARTICIPANT or his BENEFICIARY are entitled to receive benefits, the fair market value of his VOLUNTARY CONTRIBUTION ACCOUNT is used to provide additional benefits to the PARTICIPANT or his BENEFICIARY.

         (d) The ADMINISTRATOR may direct that VOLUNTARY CONTRIBUTIONS after a VALUATION DATE be segregated into a separate account for each PARTICIPANT in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the TRUSTEE until such time as the allocations of THIS PLAN have been made, at which time they may remain segregated or be invested as part of the general TRUST FUND, as determined by the ADMINISTRATOR.

2.20     FORFEITURES

         (a) The ADMINISTRATOR shall establish and maintain an ACCOUNT in the name of each PARTICIPANT to which the ADMINISTRATOR shall credit as of each VALUATION DATE, all amounts allocated to each such PARTICIPANT.

         (b) TOM BROWN shall provide the ADMINISTRATOR with all information required by the ADMINISTRATOR to make a proper allocation of EMPLOYER CONTRIBUTIONS for each PLAN YEAR. Within a reasonable time after the receipt of information, the ADMINISTRATOR shall allocate such contribution as follows:

                 (1) For an ELECTIVE DEFERRAL in subsection 2.2(a), to each PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT in an amount equal to each such PARTICIPANT'S ELECTIVE DEFERRAL for the PLAN YEAR.

                 (2) For a MATCHING CONTRIBUTION in subsection 2.2(b), to each PARTICIPANT'S ACCOUNT or PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT by subsection 2.2(a).

                          However, a PARTICIPANT who is not credited with a YEAR OF SERVICE during any PLAN YEAR shall not share in a MATCHING CONTRIBUTION for that year.

                 (3) For a NON-ELECTIVE DEFERRAL in subsection 2.26(d), to each PARTICIPANT'S ACCOUNT by subsections 2.9 or 2.13, whichever is applicable.

                 (4) For a QUALIFIED NON-ELECTIVE DEFERRAL in subsection 2.25(d), to each PARTICIPANT'S QUALIFIED NON-ELECTIVE DEFERRAL ACCOUNT in the same proportion that each such PARTICIPANT'S COMPENSATION for the year bears to the total COMPENSATION of all PARTICIPANTS for such year. A PARTICIPANT not credited with a YEAR OF SERVICE during any PLAN YEAR shall not share in a QUALIFIED NON-ELECTIVE DEFERRAL for that year, unless required by subsection 2.17(f). In addition, subsections 2.26(g) and 2.26(h) apply for the allocation of a QUALIFIED NON-ELECTIVE DEFERRAL.

         (c) Notwithstanding the above, in determining whether a NON-KEY EMPLOYEE has received the required minimum allocation by subsection 2.17(f), such NON-KEY EMPLOYEE'S ELECTIVE DEFERRAL used to satisfy the Actual Deferral Percentage test in subsection 2.5(a) or the Actual Contribution Percentage test in subsection 2.10(a) are not taken into account.

MAXIMUM ANNUAL ADDITIONS

2.21     MAXIMUM ANNUAL ADDITIONS

         (a) Notwithstanding the above, the MAXIMUM ANNUAL ADDITIONS credited to a PARTICIPANT'S ACCOUNTS for any LIMITATION YEAR shall equal the lesser of: (1) $30,000 (or, if greater, 1/4th of the dollar limitation in CODE SECTION 415(b)(1)(A)) or (2) 25% of the PARTICIPANT'S COMPENSATION for such LIMITATION YEAR. For any short LIMITATION YEAR, the dollar limitation in (1) above is reduced by a fraction, the numerator of which is the number of full months in the short LIMITATION YEAR and the denominator of which is 12.

         (b) To apply the limitations in CODE SECTION 415, ANNUAL ADDITIONS are the sum credited to a PARTICIPANT'S ACCOUNTS for any LIMITATION YEAR of (1) EMPLOYER CONTRIBUTIONS, (2) EMPLOYEE CONTRIBUTIONS, (3) FORFEITURES, (4) amounts allocated to an individual medical account in CODE SECTION 415(l)(2) which is part of a pension or annuity plan maintained by TOM BROWN, and (5) amounts derived from EMPLOYER CONTRIBUTIONS paid or accrued, attributable to post-retirement medical benefits allocated to the separate account of a KEY EMPLOYEE under a welfare benefit plan (in CODE SECTION 419(e)) maintained by TOM BROWN. However, the percentage limitation referred to in subparagraph (a)(2) above does not apply to: (1) any contribution for medical benefits (in CODE SECTION 419A(f)(2)) after separation from SERVICE which is otherwise treated as an ANNUAL ADDITION or (2) any amount otherwise treated as an ANNUAL ADDITION in CODE SECTION 415(l)(1).

         (c) To apply the limitations in CODE SECTION 415, the transfer of funds from 1 qualified plan to another is not an ANNUAL ADDITION. In addition, the following are not EMPLOYEE CONTRIBUTIONS for subparagraph (b)(2) above: (1) rollover contributions (in CODE SECTIONS 402(a)(5), 403(a)(4), 403(b)(8) and 408(d)(3)); (2)
         repayments of PARTICIPANT LOANS; (3) repayments of distributions received by a PARTICIPANT by CODE SECTION 411(a)(7)(B) (cash-outs);
         (4) repayments of distributions received by an EMPLOYEE by CODE
         SECTION 411(a)(3)(D) (mandatory contributions); and (5) employee contributions to a simplified employee pension excludable from gross income by CODE SECTION 408(k)(6).

         (d) To apply the limitations of CODE SECTION 415, the "LIMITATION YEAR" is the PLAN YEAR.

         (e) The dollar limitation in CODE SECTION 415(b)(1)(A) stated in subparagraph (a)(1) above shall be adjusted annually by CODE SECTION 415(d) and its REGULATIONS. The adjusted limitation is effective as of January 1st of each PLAN YEAR.

         (f) For this subsection, all qualified defined benefit plans (whether terminated or not) ever maintained by TOM BROWN are treated as 1 defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by TOM BROWN are treated as 1 defined contribution plan.

         (g) For this subsection, if TOM BROWN is a member of a controlled group of corporations, trades or businesses under common control (by CODE SECTION 1563(a) or CODE SECTION 414(b) and (c) as modified by CODE SECTION 415(h)), is a member of an affiliated service group (by CODE SECTION 414(m)), or is a member of a group of entities required to be aggregated by CODE SECTION 414(o) REGULATIONS, all EMPLOYEES of such employers are considered to be employed by TOM BROWN.

         (h) For this subsection, if THIS PLAN is a CODE SECTION 413(c) plan, all employers of a PARTICIPANT who maintain THIS PLAN are considered 1 employer.

         (i) If an EMPLOYEE is (or has been) a PARTICIPANT in 1 or more defined benefit plans and 1 or more defined contribution plans maintained by TOM BROWN, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any LIMITATION YEAR may not exceed 1.0.

         (j) The "Defined Benefit Plan Fraction" for any LIMITATION YEAR is a fraction, the numerator of which is the sum of the PARTICIPANT'S projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by TOM BROWN, and the denominator of which is the lesser of 125% of the dollar limitation determined for the LIMITATION YEAR in CODE SECTION 415(b) and (d) or 140% of the highest average compensation, including any adjustments in CODE
         SECTION 415(b).

         (k) The "Defined Contribution Plan Fraction" for any LIMITATION YEAR is a fraction, the numerator of which is the sum of the ANNUAL ADDITIONS to the PARTICIPANT'S ACCOUNT under all the defined contribution plans (whether or not terminated) maintained by TOM BROWN for the current and all prior LIMITATION YEARS (including the ANNUAL ADDITIONS attributable to the PARTICIPANT'S nondeductible EMPLOYEE CONTRIBUTIONS to all defined benefit plans, whether or not terminated, maintained by TOM BROWN, and the ANNUAL ADDITIONS attributable to all welfare benefit funds, in CODE SECTION 419(e), and individual medical accounts, in CODE SECTION 415(l)(2), maintained by TOM BROWN, and the denominator of which is the sum of the Maximum Aggregate Amounts for the current and all prior LIMITATION YEARS of SERVICE with TOM BROWN (regardless of whether a defined contribution plan was maintained by TOM BROWN). The "Maximum Aggregate Amount" in any LIMITATION YEAR is the lesser of 125% of the dollar limitation in CODE SECTIONS 415(b) and (d) in effect in CODE SECTION 415(c)(1)(A) or 35% of the PARTICIPANT'S COMPENSATION for such year.

                 If the EMPLOYEE was a PARTICIPANT as of the end of the 1st day of the first LIMITATION YEAR beginning after December 31, 1986, in 1 or more defined contribution plans maintained by TOM BROWN which were in existence on May 6, 1986, the numerator of this fraction is adjusted if the sum of this fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, is permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last LIMITATION YEAR beginning before January 1, 1987, and disregarding any changes in THIS PLAN made after May 5, 1986, but using the CODE SECTION 415 limitation applicable to the first LIMITATION YEAR beginning on or after January 1, 1987. The ANNUAL ADDITION for any LIMITATION YEAR beginning before January 1, 1987 shall not be recomputed to treat all EMPLOYEE CONTRIBUTIONS as ANNUAL ADDITIONS.

         (l) Notwithstanding the above, for any LIMITATION YEAR in which THIS PLAN is a TOP HEAVY PLAN, 100% is substituted for 125% in this subparagraph and subsection 2.21(j). However, for any LIMITATION YEAR in which THIS PLAN is a SUPER TOP HEAVY PLAN, 100% is substituted for 125%.

         (m) Notwithstanding the above, the limitations, adjustments and other requirements in this subsection shall at all times comply with CODE SECTION 415 and its REGULATIONS, incorporated by this reference.

2.22     ADJUSTMENT FOR EXCESS AMOUNTS

         (a) If, by the allocation of FORFEITURES, a reasonable error in estimating a PARTICIPANT'S COMPENSATION, a reasonable error in determining the amount of ELECTIVE DEFERRALS (in CODE SECTION 402(g)(3)) that may be made for any PARTICIPANT by the limits of subsection 2.21 or other facts and circumstances to which REGULATION 1.415(b)(6) is applicable, the ANNUAL ADDITIONS in THIS PLAN causes the MAXIMUM ANNUAL ADDITIONS to be exceeded for any PARTICIPANT, the ADMINISTRATOR shall (1) distribute any EXCESS ELECTIVE DEFERRALS (in CODE SECTION 402(g)(3)) or return any VOLUNTARY EMPLOYEE CONTRIBUTIONS credited for the LIMITATION YEAR to eliminate the excess amount in the PARTICIPANT'S Accounts, (2) hold any remaining EXCESS ELECTIVE DEFERRAL in a SECTION 415 SUSPENSE ACCOUNT, (3) allocate and reallocate the SECTION 415 SUSPENSE ACCOUNT in the next LIMITATION YEAR (and succeeding LIMITATION YEARS if necessary) to all PARTICIPANTS before any EMPLOYER or EMPLOYEE CONTRIBUTIONS which would constitute ANNUAL ADDITIONS are made for such LIMITATION YEAR, and (4) reduce EMPLOYER CONTRIBUTIONS to THIS PLAN for such LIMITATION YEAR by the amount of the SECTION 415 SUSPENSE ACCOUNT allocated and reallocated during such LIMITATION YEAR.

         (b) THIS PLAN cannot distribute EXCESS ELECTIVE DEFERRALS, other than VOLUNTARY EMPLOYEE CONTRIBUTIONS, to PARTICIPANTS or FORMER PARTICIPANTS.

ROLLOVERS

2.23     ROLLOVERS TO THIS PLAN

         (a) With the consent of the ADMINISTRATOR, AMOUNTS TRANSFERRED FROM OTHER QUALIFIED PLANS by PARTICIPANTS may be accepted by THIS PLAN if the trust from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax exempt status of THIS PLAN or TRUST or create adverse tax consequences for TOM BROWN. Amounts transferred are maintained in a separate account referred to as a "Participant's Rollover Account." Such ACCOUNT shall be fully vested at all times and shall not be subject to FORFEITURE.

         (b) Amounts in a Participant's Rollover Account are held by the TRUSTEE and may not be withdrawn by, or distributed to the PARTICIPANT, in whole or in part, except as provided in subparagraphs
         (c) and (d) of this subsection.

         (c) Except as permitted by REGULATIONS (including REGULATION 1.411(d)-4), amounts attributable to ELECTIVE DEFERRALS (in REGULATION 1.401(k)-l(g)(31)), including amounts treated as ELECTIVE DEFERRALS, which are transferred from another qualified plan in a plan-to-plan transfer are subject to the distribution limitations in REGULATION 1.401(k)-l(d).

         (d) At NORMAL RETIREMENT DATE, or such other date when the PARTICIPANT or his BENEFICIARY is entitled to receive benefits, the fair market value of the Participant's Rollover Account is used to provide additional benefits to the PARTICIPANT or his BENEFICIARY.
         Any distributions of amounts held in a Participant's Rollover Account are made in a manner which is consistent with and satisfies subsection 3.4, including, but not limited to, all notice and consent requirements of CODE SECTION 411(a)(11) and its REGULATIONS. Furthermore, such amounts are considered as part of a PARTICIPANT'S benefit in determining whether an involuntary cash-out of benefits without PARTICIPANT consent may be made.

         (e) The ADMINISTRATOR may direct that employee transfers made after a VALUATION DATE be segregated in a separate account for each PARTICIPANT in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the TRUSTEE until the allocations in THIS PLAN have been made, at which time they may remain segregated or be invested as part of the general TRUST FUND, as determined by the ADMINISTRATOR.

         (f) Prior to accepting any transfers in this subsection, the ADMINISTRATOR may require the EMPLOYEE to establish that the amounts to be transferred to THIS PLAN meet the requirements of this subsection and may also require the EMPLOYEE to provide an opinion of counsel satisfactory to TOM BROWN that the amounts to be transferred meet the requirements of this subsection.

         (g) Notwithstanding the above, a transfer directly to THIS PLAN from another QUALIFIED PLAN (or a transaction having the effect of such a transfer) shall only be permitted if it will not result in the elimination or reduction of any SECTION 411(D)(6) PROTECTED BENEFIT.

DEFINITIONS FOR CONTRIBUTIONS AND FORFEITURES

THE FOLLOWING ARE DEFINITIONS FOR THIS SECTION AND THIS PLAN.

2.24     ELECTIVE DEFERRALS

         (a) "ELECTIVE DEFERRAL" is TOM BROWN'S contribution to THIS PLAN of the PARTICIPANT'S ELECTIVE DEFERRAL in subsection 2.2, excluding amounts distributed as Excess Annual Additions. ELECTIVE DEFERRALS shall be subject to the requirements of subsection 2.2(b) and (c) and shall further be required to satisfy the discrimination requirements of REGULATION 1.401(k)-l(b)(3), specifically incorporated by this reference.

         (b) "EXCESS ELECTIVE DEFERRALS" is, for any taxable year of a PARTICIPANT, the excess of the aggregate amount of such PARTICIPANT'S ELECTIVE DEFERRALS and the ELECTIVE DEFERRALS in subsection 2.4 actually made on behalf of such PARTICIPANT for such taxable year, over the dollar limitation in CODE SECTION 402(g), incorporated by this reference. An EXCESS ELECTIVE DEFERRAL is treated as an ANNUAL ADDITION in subsection 2.21 when contributed to THIS PLAN unless distributed to the affected PARTICIPANT not later than the first April 15th following the close of the PARTICIPANT'S taxable year.

         (c) "PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT" is the account established and maintained by the ADMINISTRATOR for each PARTICIPANT for his total interest in THIS PLAN from ELECTIVE DEFERRALS and QUALIFIED NON-ELECTIVE DEFERRALS. A separate accounting is maintained for that portion of the PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT attributable to ELECTIVE DEFERRALS in subsection 2.2, and any QUALIFIED NON-ELECTIVE CONTRIBUTIONS.

2.25     ACTUAL DEFERRAL PERCENTAGE TESTS

         (a) "QUALIFIED NON-ELECTIVE CONTRIBUTION" is TOM BROWN'S contributions to THIS PLAN other than by the PARTICIPANT'S deferral election in subsection 2.4 and any QUALIFIED NON-ELECTIVE CONTRIBUTION.

         (b)     "PLAN YEAR" is the calendar year.

         (c)     "THIS PLAN" is this instrument, including all its amendments.

         (d) "QUALIFIED NON-ELECTIVE DEFERRAL ACCOUNT" is the account in THIS PLAN to which QUALIFIED NON-ELECTIVE DEFERRALS are allocated.

         (e) "QUALIFIED NON-ELECTIVE DEFERRAL" is TOM BROWN'S contributions to THIS PLAN made pursuant to subsection 2.5(b)(1) used to satisfy the "Actual Deferral Percentage" tests. QUALIFIED NON-ELECTIVE DEFERRALS are nonforfeitable when made and are distributable only as specified in subsections 2.2(c) and 3.5(e). In addition, TOM BROWN'S contributions in subsection 2.11 used to satisfy the Actual Contribution Percentage tests are considered QUALIFIED NON-ELECTIVE DEFERRALS.

         (f) "ACTUAL DEFERRAL PERCENTAGE" means, for a specified group of PARTICIPANTS for a PLAN YEAR, the average of the ratios (calculated separately for each PARTICIPANT in such group) of (i) the amount of employer contributions actually paid over to THIS PLAN on behalf of such PARTICIPANTS for the PLAN YEAR to (ii) the PARTICIPANT'S COMPENSATION for such PLAN YEAR. Employer contributions on behalf of any PARTICIPANT shall include: (i) any ELECTIVE DEFERRALS pursuant to the PARTICIPANT'S DEFERRAL ELECTION (including EXCESS ELECTIVE DEFERRALS of HIGHLY COMPENSATED EMPLOYEES), but excluding (a) EXCESS ELECTIVE DEFERRALS of NONHIGHLY COMPENSATED EMPLOYEES that arise solely from ELECTIVE DEFERRALS made under TOM BROWN plans and (b) ELECTIVE DEFERRALS that are taken into account in the Actual Contribution Percentage Test (if the Actual Deferral Percentage Test is satisfied both with and without exclusion of these ELECTIVE DEFERRALS; and (ii) at TOM BROWN'S election, QUALIFIED NON-ELECTIVE CONTRIBUTIONS and QUALIFIED MATCHING CONTRIBUTIONS. To compute Actual Deferral Percentages, an EMPLOYEE who would be a PARTICIPANT but for the failure to make ELECTIVE DEFERRALS shall be treated as a PARTICIPANT on whose behalf no ELECTIVE DEFERRALS are made.

         (g) "MATCHING CONTRIBUTIONS" means an EMPLOYER CONTRIBUTION made to this or any other defined contribution plan for a PARTICIPANT because of an EMPLOYEE CONTRIBUTION made by such PARTICIPANT, or on account of a PARTICIPANT'S ELECTIVE DEFERRAL, in a plan maintained by TOM BROWN.

         (h) "EXCESS CONTRIBUTIONS" means, as to any PLAN YEAR, the excess of:

                 (1) the AGGREGATE AMOUNT of EMPLOYER CONTRIBUTIONS taken into account in computing the Actual Deferral Percentage of HIGHLY COMPENSATED EMPLOYEES for such PLAN YEAR, over

                 (2) the maximum amount of such contributions permitted by the Actual Deferral Percentage Test (determined by reducing contributions made on behalf of HIGHLY COMPENSATED EMPLOYEES in the order of the Actual Deferral Percentages, beginning with the highest of such percentages).

         (i) "QUALIFIED MATCHING CONTRIBUTIONS" means MATCHING CONTRIBUTIONS which are subject to the distribution and nonforfeitability requirements under CODE SECTION 401(k) when made.

2.26     ACTUAL CONTRIBUTION PERCENTAGE TESTS

         (a) "PARTICIPANT'S AGGREGATE ACCOUNT" is the value of all accounts maintained for a PARTICIPANT, whether attributable to employer or employee contributions, subject to subsection 2.16.

         (b) "COMPENSATION" is a PARTICIPANT'S wages, salaries, fees for professional services and other amounts received (whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with TOM BROWN to the extent that the amounts are includible in his gross income (including, but not limited to, commissions paid salesmen, compensation for services as a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (in REGULATION 1.62-2(c)) for a PLAN YEAR.

                 COMPENSATION excludes:

                 (1)      (A)     employer contributions to a plan of deferred
                                  compensation which are not includible in the PARTICIPANT'S gross income for the taxable year of contribution,

                          (B) employer contributions to a simplified employee pension plan in CODE SECTION 408(k) excludable from the EMPLOYEE'S gross income,

                          (C) any distributions from a plan of deferred compensation;

                 (2) amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by an EMPLOYEE that either is freely transferable or is no longer subject to a substantial risk of forfeiture;

                 (3) amounts realized from the sale, exchange or other disposition of stock acquired with a qualified stock option; and

                 (4) other amounts which receive special tax benefits or employer contributions (whether or not under a salary reduction) for the purchase of any annuity contract in CODE SECTION 403(b) (whether or not the contributions are actually excludable from the gross income of the EMPLOYEE).

                 For this subsection, COMPENSATION is determined by including Employer Contributions to a salary reduction agreement not includible in the PARTICIPANT'S gross income by CODE SECTIONS 125, 402(a)(8), 402(h), 403(b) or 457, and employee contributions treated as employer contributions by CODE SECTION 414(h)(2).

                 For a PARTICIPANT'S initial year of participation, COMPENSATION is recognized as of the PARTICIPANT'S effective date of participation.

                 COMPENSATION is limited to $150,000. COMPENSATION is adjusted as permitted in CODE SECTION 415(d) except that the dollar increase in effect on January 1 of any calendar year is effective for the PLAN YEAR beginning with or within such calendar year and the 1st adjustment to the $150,000 limitation shall be effective on January 1, 1994. For any short PLAN YEAR the COMPENSATION limit is an amount equal to the COMPENSATION limit for the calendar year in which the PLAN YEAR begins multiplied by the number of full months in the short PLAN YEAR and divided by 12. The family group of a HIGHLY COMPENSATED EMPLOYEE subject to the FAMILY MEMBER aggregation rules of CODE
         SECTION 414(q)(6) because such PARTICIPANT is either a 5% OWNER or 1 of the 10 HIGHLY COMPENSATED EMPLOYEES paid the greatest COMPENSATION during the year, is treated as a single PARTICIPANT, except FAMILY MEMBERS include only the affected PARTICIPANT'S spouse and any lineal descendants who do not attain age 19 before the close of the year.
         If, as a result of the application of such rules the adjusted $150,000 limitation is exceeded, the limitation is prorated among the affected FAMILY MEMBERS in proportion to each such FAMILY MEMBER'S COMPENSATION prior to the application of this limitation or the limitation is adjusted by any other method permitted by REGULATION.

                 If, as a result of the above, the "MAXIMUM ANNUAL ADDITION" limit of subsection 2.21 is exceeded for 1 or more of the affected FAMILY MEMBERS, the prorated COMPENSATION of all affected FAMILY MEMBERS is adjusted to avoid or reduce any excess. The prorated COMPENSATION of any affected FAMILY MEMBER whose allocation exceeds the limit is adjusted downward to the level needed for an allocation equal to such limit. The prorated COMPENSATION of affected FAMILY MEMBERS not affected by such limit is adjusted upward on a pro rata basis not to exceed each such affected FAMILY MEMBER'S COMPENSATION as determined prior to application of the FAMILY MEMBER rule. The resulting allocation cannot exceed such individual's "MAXIMUM ANNUAL ADDITION" limit. If an EXCESS AMOUNT still results, such EXCESS AMOUNT is allocated by subsection 2.22(a), pro rata among all affected FAMILY MEMBERS.

                 If THIS PLAN is a plan in CODE SECTION 413(c) or 414(f) (a plan maintained by more than 1 employer), the $150,000 limitation applies separately for the COMPENSATION of any PARTICIPANT from each employer maintaining THIS PLAN.

                 "414(S) COMPENSATION" means a PARTICIPANT'S COMPENSATION actually paid.

         (c) "EXCESS AGGREGATE CONTRIBUTIONS" means, for a PLAN YEAR, the excess of the aggregate amount of the VOLUNTARY EMPLOYEE CONTRIBUTIONS in subsection 2.22 and any QUALIFIED NON-ELECTIVE DEFERRALS or ELECTIVE DEFERRALS taken into account in subsection

         2.10 for HIGHLY COMPENSATED EMPLOYEES for such PLAN YEAR, over the maximum amount of such contributions permitted by subsection 2.2(a).

         (d) "QUALIFIED NON-ELECTIVE DEFERRALS" is TOM BROWN'S contributions to THIS PLAN other than by the PARTICIPANT'S Deferral Election in subsection 2.3 and any QUALIFIED NON-ELECTIVE CONTRIBUTION.

         (e)     "PLAN YEAR" is the calendar year.

         (f)     "THIS PLAN" is this instrument, including all its amendments.

         (g) "QUALIFIED NON-ELECTIVE DEFERRAL ACCOUNT" is the account in THIS PLAN to which QUALIFIED NON-ELECTIVE CONTRIBUTIONS are allocated.

         (h) "QUALIFIED NON-ELECTIVE DEFERRAL" is TOM BROWN'S contributions to THIS PLAN made pursuant to subsection 2.18(d), 2.10(c) and 2.11 used to satisfy the Actual Deferral Percentage tests. QUALIFIED NON-ELECTIVE DEFERRALS are nonforfeitable when made and are distributable only as specified in subsections 2.2(c) and 3.5(e).

         (i) "EXCESS AGGREGATE CONTRIBUTIONS" means, for a PLAN YEAR, the excess of the aggregate amount of the Voluntary Employee Contributions in subsection 2.22 and any QUALIFIED NON-ELECTIVE DEFERRALS or ELECTIVE DEFERRALS taken into account in subsection 2.10 for HIGHLY COMPENSATED EMPLOYEES for such PLAN YEAR, over the maximum amount of such deferrals permitted by subsection 2.10(a).

         (j) "AGGREGATE LIMIT" means the sum of (i) 125% of the greater of the Actual Deferral Percentage of the NONHIGHLY COMPENSATED EMPLOYEES for the PLAN YEAR or the Actual Contribution Percentage of NONHIGHLY COMPENSATED EMPLOYEES beginning with or within the PLAN YEAR of the ELECTIVE DEFERRALS, and (ii) the lesser of 200% or 2 plus the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage. "Lesser" is substituted for "greater" in "(i)", above, and "greater" is substituted for "lesser" after "2 plus the" in "(ii)" if it would result in a larger AGGREGATE LIMIT.

         (k) "ACTUAL CONTRIBUTION PERCENTAGE" means the average of the Contribution Percentages of the Eligible PARTICIPANTS in a group.

         (l) "CONTRIBUTION PERCENTAGE" means the ratio (expressed as a percentage) of the PARTICIPANT'S CONTRIBUTION PERCENTAGE AMOUNTS to the PARTICIPANT'S COMPENSATION for the PLAN YEAR (whether or not the EMPLOYEE was a PARTICIPANT for the entire PLAN YEAR).

         (m) "CONTRIBUTION PERCENTAGE AMOUNTS" means the sum of the EMPLOYEE CONTRIBUTIONS, MATCHING CONTRIBUTIONS, and QUALIFIED MATCHING CONTRIBUTIONS (to the extent not taken into account for the Actual Deferral Percentage Test) made under THIS

         PLAN on behalf of the PARTICIPANT for the PLAN YEAR. CONTRIBUTION PERCENTAGE AMOUNTS shall not include MATCHING CONTRIBUTIONS that are forfeited either to correct EXCESS AGGREGATE CONTRIBUTIONS or because the CONTRIBUTIONS to which they relate are EXCESS DEFERRALS, EXCESS CONTRIBUTIONS, or EXCESS AGGREGATE CONTRIBUTIONS. TOM BROWN may include QUALIFIED NON-ELECTIVE CONTRIBUTIONS in the CONTRIBUTION PERCENTAGE AMOUNTS. TOM BROWN may also elect to use ELECTIVE DEFERRALS in the CONTRIBUTION PERCENTAGE AMOUNTS as long as the Actual Deferral Percentage Test is met before the ELECTIVE DEFERRALS are used in the Actual Contribution Percentage Test and continues to be met following the exclusion of those ELECTIVE DEFERRALS that are used to meet the Actual Contribution Percentage Tests.

         (n) "EMPLOYEE CONTRIBUTIONS" means any contribution made to THIS PLAN by or on behalf of a PARTICIPANT that is included in the PARTICIPANT'S gross income for the year in which made and that is maintained in a separate account to which earnings and losses are allocated.

         (o) "EXCESS AGGREGATE CONTRIBUTIONS" means, as to any Plan Year, the excess of:

                 (1) the AGGREGATE CONTRIBUTION PERCENTAGE AMOUNTS taken into account in computing the numerator of the CONTRIBUTION PERCENTAGE actually made on behalf of HIGHLY COMPENSATED EMPLOYEES for such PLAN YEAR, over

                 (2) the maximum CONTRIBUTION PERCENTAGE AMOUNTS permitted by the Actual Contribution Percentage Test (determined by reducing contributions made on behalf of HIGHLY COMPENSATED EMPLOYEES in order of their CONTRIBUTION PERCENTAGES beginning with the highest of such percentages).

         Such determination shall be made after first determining EXCESS ELECTIVE DEFERRALS in subsection 2.2 and then determining EXCESS CONTRIBUTIONS in subsection 2.25(h).

2.27     TOP HEAVY PLAN

         (a) "FAMILY MEMBER" is, for a PARTICIPANT, such PARTICIPANT'S spouse and such PARTICIPANT'S lineal descendants and ascendants and their spouses, in CODE SECTION 414(q)(6)(B).

         (b) "HIGHLY COMPENSATED EMPLOYEE" is an EMPLOYEE in CODE SECTION 414(q) and its REGULATIONS, and generally is an EMPLOYEE who performs services for TOM BROWN during the determination year and is in 1 or more of the following groups:

                 (1) EMPLOYEES who at any time during the determination year or look-back year were 5% OWNERS as defined in subsection 2.27(e)(3).

                 (2) EMPLOYEES who received COMPENSATION during the look-back year in excess of $75,000.

                 (3) EMPLOYEES who received COMPENSATION during the look-back year in excess of $50,000 and were in the top paid group of EMPLOYEES for the PLAN YEAR.

                 (4) EMPLOYEES who, during the look-back year, were officers of TOM BROWN (in CODE SECTION 416 REGULATIONS) and received COMPENSATION during the look-back year greater than 50% of the limit in effect in CODE SECTION 415(b)(1)(A) for any such PLAN YEAR. The number of officers is limited to the lesser of (i) 50 employees; or (ii) the greater of 3 EMPLOYEES or 10% of all EMPLOYEES. To determine the number of officers, EMPLOYEES in subsection 2.27(b)(1), (2), and (3) are excluded, but such EMPLOYEES are still considered for identifying the particular EMPLOYEEs who are officers. If TOM BROWN has no 1 officer whose annual COMPENSATION is in excess of 50% of the CODE SECTION 415(b)(1)(A) limit, the highest paid officer of TOM BROWN is a HIGHLY COMPENSATED EMPLOYEE.

                 (5) EMPLOYEES in the group consisting of the 100 EMPLOYEEs paid the greatest COMPENSATION during the determination year and also described in subsection 2.27(b), (c) or (d) when these paragraphs are modified to substitute determination year for look-back year.

                 The "determination year" is the PLAN YEAR for which testing is being performed, and the "look-back year" is the immediately preceding 12-month period.

                 Additionally, the dollar threshold amounts specified in (b) and (c) above are adjusted as provided by REGULATIONS. For such an adjustment, the dollar limits applied are those for the calendar year in which the determination year or look-back year begins.

                 To determine a HIGHLY COMPENSATED EMPLOYEE, EMPLOYEES who are non-resident aliens and who received no earned income (by CODE SECTION 911(d)(2)) from TOM BROWN constituting United States source income are not treated as EMPLOYEEs. Additionally, each AFFILIATED EMPLOYER is a single employer, and LEASED EMPLOYEES in CODE SECTIONS 414(n)(2) and 414(o)(2) are EMPLOYEES unless such LEASED EMPLOYEES are covered by a plan in CODE SECTION 414(n)(5) and are not covered in any qualified plan maintained by TOM BROWN. Exclusion of LEASED EMPLOYEES is applied on a uniform and consistent basis for all TOM BROWN'S retirement plans. HIGHLY COMPENSATED FORMER EMPLOYEES are treated as HIGHLY COMPENSATED EMPLOYEES whether or not they performed SERVICE during the determination year.

         (c) "HIGHLY COMPENSATED FORMER EMPLOYEE" is a former EMPLOYEE who had a separation year prior to the determination year and was a HIGHLY COMPENSATED EMPLOYEE in the year of his TERMINATION or in any determination year after he attains age 55. Notwithstanding the above, an EMPLOYEE who separated from service prior to 1987 will be treated as a HIGHLY COMPENSATED FORMER EMPLOYEE only if during the separation year (or year preceding the separation year) or any year after the EMPLOYEE attains age 55 (or the last year ending before the EMPLOYEE'S 55th birthday), the EMPLOYEE either received COMPENSATION in excess of $50,000 or was a 5% OWNER. For this subsection, determination year, COMPENSATION and 5% OWNER are determined by subsection 2.27(b). HIGHLY COMPENSATED FORMER EMPLOYEES are treated as HIGHLY COMPENSATED EMPLOYEES. The determination of who is a HIGHLY COMPENSATED FORMER EMPLOYEE is applied on a uniform and consistent basis.

         (d) "HIGHLY COMPENSATED PARTICIPANT" is any HIGHLY COMPENSATED EMPLOYEE eligible to participate in THIS PLAN.

         (e) "KEY EMPLOYEE" is an EMPLOYEE in CODE SECTION 416(i) and its REGULATIONS. Generally, any EMPLOYEE or former EMPLOYEE (as well as each of his BENEFICIARIES) is a KEY EMPLOYEE if he, at any time during the PLAN YEAR that contains the Determination Date or any of the preceding 4 PLAN YEARS, is in 1 of the following categories:

                 (1) an officer of TOM BROWN (by CODE SECTION 416 REGULATIONS) with annual COMPENSATION greater than 50% of the amount in effect in CODE SECTION 415(b)(1)(A) for any such PLAN YEAR.

                 (2) 1 of the 10 employees with annual COMPENSATION for a PLAN YEAR greater than the dollar limitation in effect in CODE SECTION 415(c)(1)(A) for the calendar year in which such PLAN YEAR ends and owning (or considered as owning in CODE SECTION 318) both more than 1/2% interest and the largest interests in TOM BROWN.

                 (3)      A person who owns (or is considered as owning in CODE
                          SECTION 318) more than 5% of the outstanding stock of TOM BROWN or stock possessing more than 5% of the total combined voting power of all TOM BROWN stock. To determine percentage ownership, employers that would otherwise be aggregated by CODE SECTIONS 414(b), (c), (m) and (o) are treated as separate employers.

                 (4)      A person who owns (or is considered as owning in CODE
                          SECTION 318) more than 1% of outstanding stock or stock possessing more than 1% of the total combined voting power of all TOM BROWN stock and having an annual compensation of more than $150,000. To determine percentage ownership, employers that would otherwise be aggregated by CODE SECTIONS 414(b), (c),
                          (m) and (o) are treated as separate employers. To determine whether an individual has COMPENSATION of more than $150,000, COMPENSATION from each employer required to be aggregated under CODE SECTIONS 414(b),
                          (c), (m) and (o) is taken into account.

         (f) "NON-HIGHLY COMPENSATED EMPLOYEE" is any PARTICIPANT who is neither a HIGHLY COMPENSATED EMPLOYEE nor his FAMILY MEMBER.

         (g) "NON-KEY EMPLOYEE" is any EMPLOYEE or former EMPLOYEE (and his beneficiaries) who is not a KEY EMPLOYEE.

         (h) "PARTICIPANT'S ACCOUNTS" are the accounts established and maintained by the ADMINISTRATOR for each PARTICIPANT for his total interest in THIS PLAN.

         (i) "TOP HEAVY PLAN YEAR" is a PLAN YEAR when THIS PLAN is a TOP HEAVY PLAN.

         (j) "TOP PAID GROUP" is the top 20% of EMPLOYEES for an applicable year, ranked according to the amount of COMPENSATION (determined by subsection 2.27(b)) received during such year. Each AFFILIATED EMPLOYER is taken into account as 1 employer, and LEASED EMPLOYEES are considered EMPLOYEES unless such LEASED EMPLOYEES are covered by a plan in CODE SECTION 414(n)(5) and are not covered in any qualified plan maintained by TOM BROWN. Additionally, to determine the number of active EMPLOYEES in any year, the following additional EMPLOYEES are also excluded; however, such EMPLOYEES shall still be considered in identifying the EMPLOYEES in the TOP PAID GROUP:

                 (1)      EMPLOYEES with less than 6 months of service;

                 (2) EMPLOYEES who normally work less than 17 1/2 hours per week;

                 (3) EMPLOYEES who normally work less than 6 months during a year; and

                 (4)      EMPLOYEES under age 21.

                 In addition, if 90% or more of the EMPLOYEES are covered in agreements the Secretary of Labor finds to be collective bargaining agreements between EMPLOYEE representatives and TOM BROWN, and THIS PLAN covers only EMPLOYEES who are not covered under such agreements, EMPLOYEES covered by such agreements shall be excluded from both the total number of active EMPLOYEES and from the identification of particular EMPLOYEES in the TOP PAID GROUP.

                 The exclusions in this subsection are applied on a uniform and consistent basis.

         (k) "AGGREGATION GROUP" is either a REQUIRED AGGREGATION GROUP or a PERMISSIVE AGGREGATION GROUP as follows:

                 (1) "REQUIRED AGGREGATION GROUP": In determining a REQUIRED AGGREGATION GROUP for THIS PLAN, each plan of TOM BROWN in which a KEY EMPLOYEE is a PARTICIPANT in the PLAN YEAR containing the determination date or any of the 4 preceding PLAN YEARS, and each other plan of TOM BROWN which enables any plan in which a KEY EMPLOYEE participates to meet the requirements of CODE SECTIONS 401 (a)(4) or 410, are required to be aggregated. Such group is a REQUIRED AGGREGATION GROUP.

                                  For a REQUIRED AGGREGATION GROUP, each plan
                          in the group is considered a TOP HEAVY PLAN if the REQUIRED AGGREGATION GROUP is a TOP HEAVY GROUP. No plan in the REQUIRED AGGREGATION GROUP is considered a TOP HEAVY PLAN if the REQUIRED AGGREGATION GROUP is not a TOP HEAVY GROUP.

                 (2) "PERMISSIVE AGGREGATION GROUP": TOM BROWN may also include any other plan not required to be included in the REQUIRED AGGREGATION GROUP, if the resulting group, taken as a whole, continues to satisfy the provisions of CODE SECTIONS 401(a)(4) and 410. Such group is a PERMISSIVE AGGREGATION GROUP.

                                  For a PERMISSIVE AGGREGATION GROUP, only a
                          plan that is part of the REQUIRED AGGREGATION GROUP is considered a TOP HEAVY PLAN if the PERMISSIVE AGGREGATION GROUP is a TOP HEAVY GROUP. No plan in the PERMISSIVE AGGREGATION GROUP is considered a TOP HEAVY PLAN if the PERMISSIVE AGGREGATION GROUP is not a TOP HEAVY GROUP.

                 (3) Only those plans of TOM BROWN in which the determination dates are within the same calendar year are aggregated to determine whether such plans are TOP HEAVY PLANS.

                 (4) An AGGREGATION GROUP includes any terminated plan of TOM BROWN if it was maintained within the last 5 years ending on the determination date.

2.28     OTHER CONTRIBUTIONS AND FORFEITURES

         (a) "QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTION ACCOUNT" is the account established and maintained by the ADMINISTRATOR for each PARTICIPANT for his total interest in THIS PLAN from the PARTICIPANT'S tax deductible qualified voluntary EMPLOYEE contributions in subsection 2.19, if any.

         (b) "VOLUNTARY CONTRIBUTION ACCOUNT" is the account established and maintained by the ADMINISTRATOR for each PARTICIPANT for his total interest from the PARTICIPANT'S nondeductible voluntary contributions in subsection 2.19.

         (c) "FORFEITURE" is the portion of a PARTICIPANT'S ACCOUNT that is not vested, and occurs on the earlier of:

                 (1) the distribution of the entire vested portion of a TERMINATED PARTICIPANT'S ACCOUNT, or

                 (2) the last day of the PLAN YEAR in which the PARTICIPANT incurs 5 consecutive 1-YEAR BREAKS IN SERVICE.

                 Furthermore, for subparagraph (1), above, a TERMINATED PARTICIPANT whose vested benefit is zero is deemed to have received a distribution of his vested benefit on his TERMINATION. Restoration of FORFEITURES occurs by subsection 3.5(d). In addition, the term FORFEITURE includes amounts deemed to be FORFEITURES by THIS PLAN.

2.29     MAXIMUM ANNUAL ADDITIONS

         (a) For subsection 2.22, "EXCESS AMOUNT" for any PARTICIPANT for a LIMITATION YEAR means the excess, if any, of (1) the ANNUAL ADDITIONS which would be credited to his ACCOUNT in THIS PLAN without regard to the limitations of CODE SECTION 415 over (2) the "MAXIMUM ANNUAL ADDITIONS" in subsection 2.21.

         (b) For subsection 2.22, "SECTION 415 SUSPENSE ACCOUNT" is an unallocated account equal to the sum of EXCESS AMOUNTS for all PARTICIPANTS in THIS PLAN during the LIMITATION YEAR. The SECTION 415 SUSPENSE ACCOUNT does not share in any earnings or losses of the TRUST FUND.

         (c)     For SUBSECTION 2.23, "QUALIFIED PLAN" is any plan in CODE
         SECTION 401(a);  "AMOUNTS TRANSFERRED FROM OTHER QUALIFIED PLANS" are:
         (i) amounts transferred to THIS PLAN directly from another QUALIFIED PLAN; (ii) distributions from another QUALIFIED PLAN which are eligible rollover distributions and which are either transferred by the EMPLOYEE to THIS PLAN within 60 days following his receipt thereof or are transferred in a direct rollover; (iii) amounts transferred to THIS PLAN from a conduit individual retirement account if the conduit individual retirement account has no assets other than assets which
         (A) were previously distributed to the EMPLOYEE by another qualified plan as a lump-sum distribution (B) were eligible for tax-free rollover to a qualified plan and (C) were deposited in such conduit individual retirement account within 60 days of receipt thereof and other than earnings on such assets; and (iv) amounts distributed to the EMPLOYEE from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the EMPLOYEE to THIS PLAN within 60 days of his receipt thereof from such conduit individual retirement account.

2.30     ROLLOVERS

         (a) An "ELIGIBLE ROLLOVER DISTRIBUTION" is any distribution of all or any portion of the balance to the credit of the DISTRIBUTEE, except an ELIGIBLE ROLLOVER DISTRIBUTION does not include: any distribution that is 1 of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the DISTRIBUTEE or the joint lives (or joint life expectancies) of the DISTRIBUTEE and the DISTRIBUTEE's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required by CODE SECTION 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation for employer securities).

         (b) An "ELIGIBLE RETIREMENT PLAN" is an individual retirement account in CODE SECTION 408(a), an individual retirement annuity in CODE SECTION 408(b), an annuity plan in CODE SECTION 403(a), or a qualified trust in CODE SECTION 401(a), that accepts the DISTRIBUTEE'S ELIGIBLE ROLLOVER DISTRIBUTION. For an ELIGIBLE ROLLOVER DISTRIBUTION to the surviving spouse, an ELIGIBLE RETIREMENT PLAN is an individual retirement account or individual retirement annuity.

         (c) A "DISTRIBUTEE" is a PARTICIPANT or FORMER PARTICIPANT. In addition, the PARTICIPANT'S or FORMER PARTICIPANT'S surviving spouse and the PARTICIPANT'S or FORMER PARTICIPANT'S spouse or former spouse who is the alternative payee in a QUALIFIED DOMESTIC RELATIONS ORDER, in CODE SECTION 414(p), are DISTRIBUTEES of the interest of the spouse or former spouse.

         (d) A "DIRECT ROLLOVER" is a payment by THIS PLAN to the ELIGIBLE RETIREMENT PLAN specified by the DISTRIBUTEE.


                                   SECTION 3
                                    BENEFITS

3.1      TOM BROWN STOCK

         Each QUALIFIED PARTICIPANT may elect within 90 days after the close of each PLAN YEAR during the QUALIFIED ELECTION PERIOD to direct the TRUSTEE in writing as to the distribution in cash and/or TOM BROWN STOCK of 25% of the total number of shares of TOM BROWN STOCK acquired by or contributed to THIS PLAN that have ever been allocated to such QUALIFIED PARTICIPANT'S ACCOUNTS (reduced by the number of shares of TOM BROWN STOCK previously distributed in cash and/or TOM BROWN STOCK pursuant to a prior election). For the election year in which the PARTICIPANT can make his last election, the preceding sentence shall be applied by substituting "50%" for "25%." If the QUALIFIED PARTICIPANT elects to direct the TRUSTEE for the distribution of TOM BROWN STOCK in his ACCOUNT, such direction is effective no later than 180 days after the close of the PLAN YEAR to which such direction applies. Any such distribution of TOM BROWN STOCK is subject to subsection 3.3.

         Notwithstanding the above, if the fair market value (determined by subsection 4.7(b) at a

VALUATION DATE immediately preceding the 1st day on which a QUALIFIED PARTICIPANT is eligible to make an election) of TOM BROWN STOCK acquired by or contributed to THIS PLAN and allocated to a QUALIFIED PARTICIPANT'S ACCOUNTS is $500 or less, such TOM BROWN STOCK shall not be subject to this subsection. To determine whether the fair market value exceeds $500, TOM BROWN STOCK held in accounts of all employee stock ownership plans (in CODE SECTION 4975(e)(7)) and tax credit employee stock ownership plans (in CODE SECTION 409(a)) maintained by TOM BROWN shall be considered as held by THIS PLAN.

3.2      RIGHT OF FIRST REFUSAL

         (a) If any PARTICIPANT, his BENEFICIARY or any other person to whom shares of TOM BROWN STOCK are distributed from THIS PLAN (the SELLING PARTICIPANT) desires to sell some or all of such shares (the OFFERED SHARES) to a third party (the THIRD PARTY), the SELLING PARTICIPANT shall give written notice of such desire to TOM BROWN and the ADMINISTRATOR, which notice shall contain the number of shares offered for sale, the proposed terms of the sale and the names and addresses of both the SELLING PARTICIPANT and THIRD PARTY. Both the TRUST FUND and TOM BROWN shall each have the right of first refusal for a period of 14 days from the date the SELLING PARTICIPANT gives such written notice to TOM BROWN and the ADMINISTRATOR (such 14 day period to run concurrently against the TRUST FUND and TOM BROWN) to acquire the OFFERED SHARES. Between the TRUST FUND and TOM BROWN the TRUST FUND shall have priority to acquire the shares by to the right of first refusal. The selling price and terms shall be the same as offered by the THIRD PARTY.

         (b) If the TRUST FUND and TOM BROWN do not exercise their right of first refusal within such 14 day period, the SELLING PARTICIPANT has the right, at any time after the expiration of such 14 day period, to dispose of the OFFERED SHARES to the THIRD PARTY; however, (i) no disposition shall be made to the THIRD PARTY on terms more favorable to the THIRD PARTY than those in the written notice delivered by the SELLING PARTICIPANT above, and (ii) if such disposition shall not be made to the THIRD PARTY on the terms offered to TOM BROWN and the TRUST FUND, the OFFERED SHARES shall again be subject to the right of first refusal in (a), above.

         (c)     The closing of the exercise of the right of first refusal in
         (a), above, shall take place at such place agreed to between the ADMINISTRATOR and the SELLING PARTICIPANT, but not later than 10 days after TOM BROWN or the TRUST FUND shall have notified the SELLING PARTICIPANT of the exercise of the right of first refusal. At such closing, the SELLING PARTICIPANT shall deliver certificates of the OFFERED SHARES duly endorsed in blank for transfer, or with stock powers attached duly executed in blank with all required transfer tax stamps attached or provided for, and TOM BROWN or the TRUST FUND shall deliver the purchase price, or an appropriate portion thereof, to the SELLING PARTICIPANT.

3.3      PUT OPTION

         (a) If TOM BROWN STOCK is distributed to a PARTICIPANT and such TOM BROWN STOCK is not readily tradeable on an established securities market, such PARTICIPANT has a right to require TOM BROWN to repurchase the TOM BROWN STOCK distributed to such PARTICIPANT under a fair valuation formula. Such stock shall be subject to (b), below.

         (b) The put option must be exercisable only by a PARTICIPANT, by the PARTICIPANT'S donees, or by a person (including an estate or its DISTRIBUTEE) to whom the TOM BROWN STOCK passes on a PARTICIPANT'S death. (Under this paragraph PARTICIPANT or FORMER PARTICIPANT means a PARTICIPANT or FORMER PARTICIPANT and the BENEFICIARIES of the PARTICIPANT or FORMER PARTICIPANT of THIS PLAN.) The put option must permit a PARTICIPANT to put the TOM BROWN STOCK to TOM BROWN. Under no circumstances may the put option bind THIS PLAN. However, the put option shall grant THIS PLAN an option to assume the rights and obligations of TOM BROWN at the time the put option is exercised. If it is known at the time a loan is made that Federal or State law will be violated by TOM BROWN'S honoring such put option, the put option must permit the TOM BROWN STOCK to be put, in a manner consistent with such law, to a third party (e.g., an affiliate of TOM BROWN or a shareholder other than THIS PLAN) that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial.

                 The period to exercise a put option begins as of the day following the date the TOM BROWN STOCK is distributed to the FORMER PARTICIPANT and ends 60 days thereafter, and, if not exercised within such 60-day period, an additional 60-day option begins on the first day of the 5th month of the PLAN YEAR after the stock was distributed to the FORMER PARTICIPANT (or such other 60-day period as provided in REGULATIONS). However, for TOM BROWN STOCK publicly traded without restrictions when distributed but ceases to be so traded within either of the 60-day periods described after distribution, TOM BROWN must notify each holder of such TOM BROWN STOCK in writing on or before the 10th day after the date the TOM BROWN STOCK ceases to be so traded that for the remainder of the applicable 60-day period the TOM BROWN STOCK is subject to the put option. The number of days between the 10th day and the date notice is actually given, if later than the 10th day, must be added to the duration of the put option. The notice must inform distributees of the term of the put options that they are to hold. The terms must satisfy the requirements of this paragraph.

                 The holder may exercise the put option by notifying TOM BROWN in writing that the put option is being exercised; the notice shall state the name and address of the holder and the number of shares to be sold. The period for exercising a put option does not include any time when exercise of the put option is prohibited by applicable Federal or State law. The price at which a put option must be exercisable is the value of the TOM BROWN STOCK determined by subsection 4.8(b). Payment of the put option for a TOTAL DISTRIBUTION shall be paid in substantially equal monthly, quarterly, semiannual or annual installments over a period certain beginning not later than 30 days after the exercise of the put option and not extending beyond 45 years. The deferral of payment is reasonable if adequate security and a reasonable interest rate on the unpaid amounts are provided. The amount to be paid for the put option of installment distributions must be paid not later than 30 days after the exercise of the put option. Payment for a put option must not be restricted by the provisions of a loan or any other arrangement, including the terms of TOM BROWN'S articles of incorporation, unless required by applicable state law.

         (c) An arrangement when THIS PLAN creates a put option must not provide for the issuance of put options other than those in this subsection. THIS PLAN (and the TRUST FUND) must not be obligated to acquire TOM BROWN STOCK from a particular holder at an indefinite time determined upon the happening of an event such as the death of the holder.

3.4      DISTRIBUTIONS OF TOM BROWN STOCK

         (a) Distribution of a PARTICIPANT'S benefit may be made in cash or TOM BROWN STOCK or both; however, if a PARTICIPANT or BENEFICIARY demands, such benefit shall be distributed only in TOM BROWN STOCK. Prior to making a distribution of benefits, the ADMINISTRATOR shall advise the PARTICIPANT or his BENEFICIARY, in writing, of the right to demand that benefits be distributed solely in TOM BROWN STOCK.

         (b) If a PARTICIPANT or BENEFICIARY demands that benefits be distributed solely in TOM BROWN STOCK, distribution of the PARTICIPANT'S benefit will be made entirely in whole shares or other units of TOM BROWN STOCK. Any balance in a PARTICIPANT'S ACCOUNT will be applied to acquire for distribution the maximum number of whole shares or other units of TOM BROWN STOCK at its then fair market value. Any fractional unit value unexpended will be distributed in cash. If TOM BROWN STOCK is not available for purchase by the TRUSTEE, the TRUSTEE shall hold such balance until TOM BROWN STOCK is acquired and then make such distribution, subject to subsection 3.3(e).

         (c) The TRUSTEE makes distribution from the TRUST only on instructions from the ADMINISTRATOR.

         (d) Notwithstanding the above, if TOM BROWN'S articles of incorporation or by-laws restrict ownership of substantially all shares of TOM BROWN STOCK to Employees and the TRUST FUND, by CODE
         SECTION 409(h)(2), the ADMINISTRATOR shall distribute a PARTICIPANT'S ACCOUNT entirely in cash without the PARTICIPANT'S having the right to demand distribution in shares of TOM BROWN STOCK.

         (e) Except as otherwise provided, TOM BROWN STOCK distributed by the TRUSTEE may be restricted as to sale or transfer by TOM BROWN'S by-laws or articles of incorporation, if restrictions are applicable to all TOM BROWN STOCK of the same class. If a PARTICIPANT is required to offer the sale of his TOM BROWN STOCK to TOM BROWN before offering to sell his TOM BROWN STOCK to a third party, TOM BROWN shall pay the price offered to the distributes by another potential buyer making a bona fide offer, and the TRUSTEE shall pay at least the fair market value of the TOM BROWN STOCK.

3.5      DISTRIBUTION EVENTS

         Benefits by THIS PLAN shall be paid, subject to subsection 3.5 only upon normal or early retirement, death, DISABILITY, TERMINATION, or upon plan termination.

         (a)     RETIREMENT

                 Every PARTICIPANT may retire on his NORMAL RETIREMENT DATE. However, a PARTICIPANT may postpone his retirement to a later date, and the participation of such PARTICIPANT in THIS PLAN, including the right to receive allocations by subsection 2.18, continues until his LATE RETIREMENT DATE. On a PARTICIPANT'S RETIREMENT DATE or attainment of his NORMAL RETIREMENT DATE without his TERMINATION, or as soon thereafter as is practicable, the TRUSTEE shall distribute all amounts credited to such PARTICIPANT'S ACCOUNT by subsection 3.7.

         (b)     DEATH

                 (i) When a PARTICIPANT (or FORMER PARTICIPANT) dies, all amounts credited to his PARTICIPANT'S ACCOUNT are fully vested. The ADMINISTRATOR shall direct the TRUSTEE, by subsection 3.7, to distribute the value of the deceased PARTICIPANT'S (or FORMER PARTICIPANT'S) ACCOUNTS to the PARTICIPANT'S (or FORMER PARTICIPANT'S) BENEFICIARY.

                 (ii) Any security interest held by THIS PLAN in an outstanding loan to the PARTICIPANT or FORMER PARTICIPANT shall be taken into account in determining the amount payable on his death.

                 (iii) The ADMINISTRATOR may require proof of death and such evidence of the right of any person to receive payment of the value of the ACCOUNT of a DECEASED PARTICIPANT or FORMER PARTICIPANT as the ADMINISTRATOR may deem desirable. The ADMINISTRATOR'S determination of death and of the right of any person to receive payment is conclusive.

         (c)     DISABILITY

                 On his DISABILITY, all amounts credited to a PARTICIPANT'S ACCOUNT are fully vested. On a PARTICIPANT'S DISABILITY, the TRUSTEE, by the provisions of subsection 3.7, shall distribute to such PARTICIPANT all amounts credited to such PARTICIPANT'S ACCOUNT as though he had retired. If such PARTICIPANT elects, distribution shall begin not later than 1 year after the close of the PLAN YEAR in which his DISABILITY occurs.

         (d)     TERMINATION

                 (i) On or before the end of the PLAN YEAR coinciding with or subsequent to a PARTICIPANT'S TERMINATION other than for death, DISABILITY or retirement, the ADMINISTRATOR may direct the TRUSTEE to segregate the vested portion of such TERMINATED PARTICIPANT'S ACCOUNT and invest such amount in a separate, federally insured savings account, certificate of deposit, common or collective trust fund of a bank or a deferred annuity. If the vested portion of a TERMINATED PARTICIPANT'S ACCOUNT is not segregated, such amount shall remain in a separate account for the TERMINATED PARTICIPANT and share in allocations in subsection 2.18 until such time as a distribution is made to the TERMINATED PARTICIPANT.

                                  If a portion of a PARTICIPANT'S ACCOUNT is
                          forfeited, TOM BROWN STOCK allocated to the PARTICIPANT'S ACCOUNT is forfeited only after the PARTICIPANT'S ACCOUNT other than of TOM BROWN STOCK has been depleted. If interest in more than 1 class of TOM BROWN STOCK has been allocated to a PARTICIPANT'S ACCOUNT, the PARTICIPANT must be treated as forfeiting the same proportion of each such class.

                                  If the vested portion of the TERMINATED
                          PARTICIPANT'S ACCOUNT equals or exceeds the fair market value of any CONTRACTS, the TRUSTEE, when so directed by the ADMINISTRATOR and agreed to by the TERMINATED PARTICIPANT, shall transfer to such TERMINATED PARTICIPANT all CONTRACTS on his life in such form or with such endorsements so that the settlement options and forms of payment are consistent with subsection 3.6. If the TERMINATED PARTICIPANT'S vested portion of his ACCOUNT does not at least equal the fair market value of the CONTRACTS, if any, the TERMINATED PARTICIPANT may pay over to the TRUSTEE the sum needed to make the distribution equal to the value of the CONTRACTS being assigned or transferred, or the TRUSTEE, by the PARTICIPANT'S election, may borrow the cash value of the CONTRACTS from the insurer so that the value of the CONTRACTS is equal to the vested portion of the TERMINATED PARTICIPANT'S ACCOUNT and then assign the CONTRACTS to the TERMINATED PARTICIPANT.

                                  Distribution of the funds due to a TERMINATED
                          PARTICIPANT shall be made when an event which would result in the distribution had the TERMINATED PARTICIPANT continued his SERVICE (on the PARTICIPANT'S death, DISABILITY or NORMAL RETIREMENT) occurs. However, at the election of the PARTICIPANT, the ADMINISTRATOR shall direct the TRUSTEE to distribute the entire vested portion of the TERMINATED PARTICIPANT'S ACCOUNT to the TERMINATED PARTICIPANT on or after the VALUATION DATE coinciding with or next following his TERMINATION. Any distribution under this paragraph shall be made in a manner consistent with and satisfying the provisions of subsection 3.6, including, but not limited to, all notice and consent requirements of CODE SECTION 411(a)(11) and its REGULATIONS.

                                  If the value of a TERMINATED PARTICIPANT'S
                          vested benefit from EMPLOYER and EMPLOYEE
                          CONTRIBUTIONS does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution, the ADMINISTRATOR may direct the TRUSTEE to cause the entire vested benefit to be paid to such PARTICIPANT in a single lump sum.

                                  For this subsection, if the value of a
                          TERMINATED PARTICIPANT'S vested benefit is 0, the TERMINATED PARTICIPANT shall be deemed to have received a distribution of such vested benefit.

                 (ii) The vested portion of any PARTICIPANT'S ACCOUNT shall be a percentage of the total amount credited to his PARTICIPANT'S ACCOUNT on the basis of the PARTICIPANT'S number of YEARS OF SERVICE according to the following schedule:

                                Vesting Schedule

                           Years of Service                   Percentage
                                    1                              10%
                                    2                              25%
                                    3                              40%
                                    4                              55%
                                    5                              70%
                                    6                              85%
                                    7                             100%

                 (iii) Notwithstanding the vesting schedule above, for any TOP HEAVY PLAN YEAR, the vested portion of the PARTICIPANT'S ACCOUNT of any PARTICIPANT who has an HOUR OF SERVICE after THIS PLAN becomes a TOP HEAVY PLAN shall be a percentage of the total amount credited to his PARTICIPANT'S ACCOUNT on the basis of the PARTICIPANT'S number of YEARS OF SERVICE according to the following schedule:

                                   Top Heavy
                                Vesting Schedule

                         Years of Service                    Percentage

                        Less than 2                                 0%
                                  2                                20%
                                  3                                40%
                                  4                                60%
                                  5                                80%
                                  6                               100%

                                  If in any subsequent PLAN YEAR, THIS PLAN is
                          no longer a TOP HEAVY PLAN, the ADMINISTRATOR shall revert to the vesting schedule in effect before THIS PLAN became a TOP HEAVY PLAN. Any such reversion shall be treated as an amendment of THIS PLAN.

                 (iv) Notwithstanding the vesting schedules above, the vested percentage of a PARTICIPANT'S ACCOUNT shall not be less than the vested percentage attained as of the later of the effective date or adoption date of this amendment and restatement.

                 (v) Notwithstanding the vesting schedules above, on the complete discontinuance of TOM BROWN'S contributions to THIS PLAN or upon any full or partial termination of THIS PLAN, all amounts credited to the account of any affected PARTICIPANT are 100% vested and are not thereafter subject to FORFEITURE.

                 (vi) The computation of a PARTICIPANT'S nonforfeitable percentage of his interest in THIS PLAN shall not be reduced as the result of any direct or indirect amendment to THIS PLAN. For this purpose, THIS PLAN shall be treated as having been amended if THIS PLAN provides for an automatic change in vesting for a change in top heavy status. If THIS PLAN is amended to change or modify any vesting schedule, a PARTICIPANT with at least 3 YEARS OF SERVICE as of the expiration date of the election period may elect to have his nonforfeitable percentage computed by THIS PLAN without such amendment. If a PARTICIPANT fails to make such election, such PARTICIPANT shall be subject to the new vesting schedule. The PARTICIPANT'S election period shall begin on the adoption date of the amendment and shall end 60 days after the latest of:

                          (A)     the adoption date of the amendment,

                          (B)     the effective date of the amendment, or

                          (C) the date the PARTICIPANT receives written notice of the amendment from TOM BROWN or ADMINISTRATOR.

                 (vii)    (A)     If any FORMER PARTICIPANT is reemployed by
                                  TOM BROWN before he has a 1-YEAR BREAK IN
                                  SERVICE, he shall continue to participate in THIS PLAN in the same manner as if his TERMINATION had not occurred.

                          (B) If any FORMER PARTICIPANT is reemployed by TOM BROWN before 5 consecutive 1-YEAR BREAKS IN SERVICE, and such FORMER PARTICIPANT had received, or was deemed to have received, a distribution of his entire vested interest prior to his reemployment, his forfeited account shall be reinstated only if he repays the full amount distributed to him before the earlier of 5 years after the first date on which the PARTICIPANT is subsequently reemployed by TOM BROWN or the close of the 1st period of 5 consecutive 1-YEAR BREAKS IN SERVICE beginning after the distribution, or for a deemed distribution, upon the reemployment of such FORMER PARTICIPANT.
                                  If the FORMER PARTICIPANT does repay the full amount distributed to him, or on a deemed distribution, the undistributed portion of the PARTICIPANT'S ACCOUNT must be restored in full, unadjusted by any gains or losses occurring after the VALUATION DATE coinciding with or preceding his TERMINATION. The source for such reinstatement shall first be any FORFEITURES occurring during the year.
                                  If such source is insufficient, TOM BROWN shall contribute an amount sufficient to restore any such forfeited ACCOUNTS; however, if a discretionary contribution is made for such year, such contribution shall first be applied to restore any such ACCOUNTS and the remainder shall be allocated by subsection 2.18.

                          (C) If any FORMER PARTICIPANT is reemployed after he has a 1-YEAR BREAK IN SERVICE, his YEARS OF SERVICE shall include YEARS OF SERVICE prior to his 1-YEAR BREAK IN SERVICE, subject to the following rules:

                                  (1) If a FORMER PARTICIPANT has a 1-YEAR BREAK IN SERVICE, his pre-break and post- break service are used for computing YEARS OF SERVICE for vesting only after he has a 1-YEAR OF SERVICE following the date of his reemployment with TOM BROWN;

                                  (2)      Any FORMER PARTICIPANT who does not
                                           have a nonforfeitable right to any
                                           interest in THIS PLAN from EMPLOYER
                                           CONTRIBUTIONS loses credits
                                           otherwise allowable under (1) above
                                           if his consecutive 1-YEAR BREAKS IN
                                           SERVICE equal or exceed the greater
                                           of (A) 5 or (B) the aggregate number
                                           of his pre-break YEARS OF SERVICE;

                                  (3) After 5 consecutive 1-YEAR BREAKS IN SERVICE, a FORMER PARTICIPANT'S vested ACCOUNT balance attributable to pre-break service shall increase from post-break service;

                                  (4)      If a FORMER PARTICIPANT who has not
                                           had his YEARS OF SERVICE before a
                                           1-YEAR BREAK IN SERVICE disregarded
                                           by (2) above completes a YEAR OF
                                           SERVICE (a 1-YEAR BREAK IN SERVICE
                                           previously occurred, but employment
                                           had not terminated), he shall
                                           participate in THIS PLAN
                                           retroactively from the first day of
                                           the PLAN YEAR during which he
                                           completes a YEAR OF SERVICE.

                          (D) If a PARTICIPANT becomes ineligible to participate in THIS PLAN, such FORMER PARTICIPANT continues to vest in his interest in THIS PLAN for each YEAR OF SERVICE completed while ineligible, until his PARTICIPANT'S ACCOUNT is forfeited or distributed. Additionally, his interest in THIS PLAN continues to share in the earnings of the TRUST FUND.

                 (viii) In determining YEARS OF SERVICE for vesting in THIS PLAN, YEARS OF SERVICE prior to an EMPLOYEE'S 18th birthday are excluded.

                                  If the PARTICIPANT elects, the distribution
                          of the PARTICIPANT'S ACCOUNT BALANCES will begin not later than 1 year after the close of the PLAN YEAR:

                          (A) of the PARTICIPANT'S NORMAL RETIREMENT AGE, DISABILITY, or death, or

                          (B) which is the 5th year following the PLAN YEAR of the PARTICIPANT'S TERMINATION unless the PARTICIPANT is reemployed by TOM BROWN before distribution is required to begin under this subsection.

                                  Unless the PARTICIPANT elects otherwise, the
                          distribution of the PARTICIPANT'S ACCOUNT BALANCE will be in substantially equal periodic payments, not less frequently than annually, over a period not longer than the greater of:

                          (C)     5 years, or

                          (D) if a PARTICIPANT'S ACCOUNT BALANCE exceeds $500,000, 5 years plus 1 additional year, not to exceed 5 additional years, for each $100,000 or fraction thereof by which such balance exceeds $500,000.

         (e)     HARDSHIP

                 (i) Amounts held in the PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT and QUALIFIED NON-ELECTIVE DEFERRAL ACCOUNT may be distributable as permitted in THIS PLAN, but not prior to the earlier of:

                          (A) a PARTICIPANT'S TERMINATION, DISABILITY, or death;

                          (B)     a PARTICIPANT'S attainment of age 59 1/2;

                          (C)     the proven financial hardship of a
                                  PARTICIPANT, subject to subsection 3.5(e)(ii);

                          (D) the termination of THIS PLAN without the existence at the time of such termination of another defined contribution plan (other than an employee stock ownership plan in CODE
                                  SECTION 4975(e)(7)) or the establishment of a successor defined contribution plan (other than an employee stock ownership plan in CODE
                                  SECTION 4975(e)(7)) by TOM BROWN within the period ending 12 months after distribution of all assets from THIS PLAN;

                          (E) the date of the sale by TOM BROWN to an entity that is not an AFFILIATED EMPLOYER of substantially all of its assets (in CODE
                                  SECTION 409(d)(2)) for a PARTICIPANT who continues employment with the corporation acquiring such assets; or

                          (F) the date of the sale by TOM BROWN or an AFFILIATED EMPLOYER of its interest in a subsidiary (in CODE SECTION 409(d)(3)) to an entity that is not an AFFILIATED EMPLOYER for a PARTICIPANT who continues employment with such subsidiary.

                 (ii) The ADMINISTRATOR, at the election of the PARTICIPANT, shall direct the TRUSTEE to distribute to any PARTICIPANT in any 1 PLAN YEAR up to the lesser of (1) his Elective Deferral Account and earnings attributable thereto up to

                          December 31, 1988 valued as of the last VALUATION DATE, or (2) the amount necessary to satisfy the immediate and heavy financial need of the PARTICIPANT. Any distribution in this subsection shall be deemed to be made as of the 1st day of the PLAN YEAR or, if later, the VALUATION DATE immediately preceding the date of distribution, and the account from which the distribution is made shall be reduced accordingly. Withdrawal by this subsection shall be authorized only if the distribution is on account of 1 of the following or any other items permitted by the Internal Revenue
                          Service:

                          (A) Medical expenses in CODE SECTION 213(d) incurred by the PARTICIPANT, his spouse, or any of his dependents (in CODE SECTION 152) or expenses necessary for these persons to obtain medical care;

                          (B) The purchase (excluding mortgage payments) of a principal residence for the PARTICIPANT;

                          (C)     Funeral expenses for a member of the
                                  PARTICIPANT'S family;

                          (D) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the PARTICIPANT, his spouse, children, or dependents; or

                          (E) The need to prevent the eviction of the PARTICIPANT from his principal residence or foreclosure on the mortgage of the PARTICIPANT'S principal residence.

                 (iii) No such distribution shall be made from the PARTICIPANT'S ACCOUNT until such ACCOUNT has become fully vested.

                 (iv) No distribution shall be made by this subsection unless the ADMINISTRATOR, based upon the PARTICIPANT'S representation and such other facts as are known to the ADMINISTRATOR, determines that all of the following conditions are satisfied:

                          (A) The distribution is not in excess of the amount of the immediate and heavy financial need of the PARTICIPANT (including any amounts necessary to pay any federal, state, or local taxes or penalties reasonably anticipated to result from the distribution);

                          (B)     The PARTICIPANT has obtained all
                                  distributions, other than hardship
                                  distributions, and all nontaxable loans
                                  currently available under all plans
                                  maintained by TOM BROWN;

                          (C) THIS PLAN, and all other plans maintained by TOM BROWN, provide that the PARTICIPANT'S ELECTIVE DEFERRALS and VOLUNTARY EMPLOYEE CONTRIBUTIONS will be suspended for at least 12 months after receipt of the hardship distribution; and

                          (D) THIS PLAN, and all other plans maintained by TOM BROWN, provide that the PARTICIPANT may not make ELECTIVE DEFERRALS for the PARTICIPANT'S taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under CODE SECTION 402(g) for such next taxable year less the amount of such PARTICIPANT'S ELECTIVE DEFERRALS for the taxable year of the hardship distribution.

                 (v) Notwithstanding the above, distributions from the PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT and QUALIFIED NON-ELECTIVE ACCOUNT in this subsection are limited solely to the PARTICIPANT'S ELECTIVE DEFERRALS and any income attributable thereto credited to the PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT as of December 31, 1988.

                 (vi) Any distribution made by this subsection shall be made in a manner which is consistent with and satisfies subsection 3.5(d), including, but not limited to, all notice and consent requirements, if any, of CODE SECTIONS 411(a)(11) and 417 and their REGULATIONS.

3.6      DIRECT ROLLOVER

         Notwithstanding anything that would otherwise limit a DISTRIBUTEE'S election in this subsection, a DISTRIBUTEE may elect, at the time and in the manner prescribed by the ADMINISTRATOR, for any portion of an ELIGIBLE ROLLOVER DISTRIBUTION paid directly to an ELIGIBLE RETIREMENT PLAN specified by the DISTRIBUTEE in a DIRECT ROLLOVER.

3.7      SEGREGATION OR DISTRIBUTION

         Except for this subsection, whenever the TRUSTEE is to make a distribution or to begin a series of payments on or as of a VALUATION DATE, the distribution shall be made or begin on such date or as soon thereafter as is practicable. However, unless a FORMER PARTICIPANT elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), and payment of benefits shall begin not later than the 60th day after the close of the PLAN YEAR in which the latest of the following occurs: (a) the date the PARTICIPANT attains his NORMAL RETIREMENT AGE; (b) the 10th anniversary of the year in which the PARTICIPANT began participation in THIS PLAN; or (c) the date the PARTICIPANT terminates his SERVICE with TOM BROWN.

         (a)     MINORS

                 If a distribution is to be made to a minor, the ADMINISTRATOR may direct such distribution be paid to the minor's legal guardian, or, if none, to a parent of such BENEFICIARY or a responsible adult with whom the BENEFICIARY resides, or to the custodian for such BENEFICIARY under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which the BENEFICIARY resides. Such a payment to the legal guardian, custodian or parent of a minor BENEFICIARY fully discharges the TRUSTEE, TOM BROWN, and PLAN from further liability.

         (b)     UNKNOWN LOCATIONS

                 If all, or any portion, of the distribution payable to a PARTICIPANT or his BENEFICIARY, at the later of the PARTICIPANT'S attainment of age 62 or his NORMAL RETIREMENT AGE, remains unpaid solely by the inability of the ADMINISTRATOR, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the address of such PARTICIPANT or his BENEFICIARY, the amount so distributable shall be treated as a FORFEITURE by THIS PLAN. If a PARTICIPANT or BENEFICIARY is located after his benefit being reallocated, such benefit shall be restored.

         (c)     LIMITATIONS ON BENEFITS AND DISTRIBUTIONS

                 All rights and benefits, including elections, for a PARTICIPANT in THIS PLAN are subject to the rights afforded to any ALTERNATE PAYEE under a QUALIFIED DOMESTIC RELATIONS ORDER. Furthermore, a distribution to an ALTERNATE PAYEE is permitted if such distribution is authorized by a QUALIFIED DOMESTIC RELATIONS ORDER, even if the affected PARTICIPANT has not reached the EARLIEST RETIREMENT AGE under THIS PLAN. For this SUBSECTION, ALTERNATE PAYEE, QUALIFIED DOMESTIC RELATIONS ORDER and EARLIEST RETIREMENT AGE have the meanings in CODE SECTION 414(p).

DEFINITIONS FOR BENEFITS

THE FOLLOWING ARE DEFINITIONS FOR THIS SECTION AND THIS PLAN.

3.7 "VALUATION DATE" is March 31, June 30, September 30 and December 31 of each PLAN YEAR.

3.8 "BENEFICIARY" is the person to whom the share of a deceased PARTICIPANT'S total ACCOUNT is payable, subject to the restrictions of SUBSECTIONS 3.5(b).

3.9 "CONTRACT" or "POLICY" is any life insurance policy, retirement income or annuity policy, or annuity CONTRACT (group or individual) issued pursuant to THIS PLAN.

3.10 "LATE RETIREMENT DATE" is the 1st day of the month coinciding with or next following a PARTICIPANT'S actual RETIREMENT DATE after his NORMAL RETIREMENT DATE.

3.11 "NORMAL RETIREMENT AGE" is a PARTICIPANT'S 65th birthday. A PARTICIPANT shall become fully vested in his PARTICIPANT'S ACCOUNTS on his NORMAL RETIREMENT AGE.

3.12 "NORMAL RETIREMENT DATE" is the 1st day of the month coinciding with or next following the PARTICIPANT'S NORMAL RETIREMENT AGE.

3.13 "RETIRED PARTICIPANT" is a person who has been a PARTICIPANT, but who is entitled to retirement benefits from THIS PLAN.

3.14 "RETIREMENT DATE" is the date when a PARTICIPANT actually retires whether such retirement occurs on a PARTICIPANT'S NORMAL RETIREMENT DATE or LATE RETIREMENT DATE (see subsection 3.5(b).

3.15 "TERMINATED PARTICIPANT" is a person who has been a PARTICIPANT, but whose HOURS OF SERVICE have terminated other than by death, DISABILITY or retirement.

3.16 "DISABILITY" is a physical or mental condition of a PARTICIPANT resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing any gainful occupation and which condition constitutes total disability under the federal Social Security Acts.

3.17 "VESTED" is the nonforfeitable portion of any ACCOUNT maintained for a PARTICIPANT.

3.18     For this subsection the following definitions shall apply:

                 (1) "QUALIFIED PARTICIPANT" is any PARTICIPANT or FORMER PARTICIPANT who has completed 10 YEARS OF SERVICE as a PARTICIPANT and has attained age 55.

                 (2) "QUALIFIED ELECTION PERIOD" is the PLAN YEAR in which the PARTICIPANT first became a QUALIFIED PARTICIPANT.

3.19 For subsection 3.4, "TOTAL DISTRIBUTION" is payment of the entire vested PARTICIPANT'S ACCOUNT to a PARTICIPANT or his BENEFICIARY within 1 taxable year.

3.20     For subsection 3.6, the following definitions apply:

                 (1) An "ELIGIBLE ROLLOVER DISTRIBUTION" is any distribution of all or any portion of the balance to the credit of the DISTRIBUTEE, except an ELIGIBLE ROLLOVER DISTRIBUTION does not include: any distribution that is 1 of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the DISTRIBUTEE or the joint lives (or joint life expectancies) of the DISTRIBUTEE and the DISTRIBUTEE's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required by CODE SECTION 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation for employer securities).

                 (2) An "ELIGIBLE RETIREMENT PLAN" is an individual retirement account in CODE SECTION 408(a), an individual retirement annuity in CODE SECTION 408(b), an annuity plan in CODE SECTION 403(a), or a qualified trust in CODE SECTION 401(a), that accepts the DISTRIBUTEE'S ELIGIBLE ROLLOVER DISTRIBUTION.
                          For an ELIGIBLE ROLLOVER DISTRIBUTION to the surviving spouse, an ELIGIBLE RETIREMENT PLAN is an individual retirement account or individual retirement annuity.

                 (3) A "DISTRIBUTEE" is a PARTICIPANT or FORMER PARTICIPANT. In addition, the PARTICIPANT'S or FORMER PARTICIPANT'S surviving spouse and the PARTICIPANT'S or FORMER PARTICIPANT'S spouse or former spouse who is the alternative payee in a QUALIFIED DOMESTIC RELATIONS ORDER, in CODE SECTION 414(p), are DISTRIBUTEES of the interest of the spouse or former spouse.

                 (4) A "DIRECT ROLLOVER" is a payment by THIS PLAN to the ELIGIBLE RETIREMENT PLAN specified by the DISTRIBUTEE.


                                   SECTION 4
                                     OTHER

4.1      TOM BROWN

         (a) TOM BROWN is empowered to appoint and remove the TRUSTEE and the ADMINISTRATOR from time to time as it deems necessary for the proper administration of THIS PLAN to assure that THIS PLAN is being operated for the exclusive benefit of the PARTICIPANTS and their BENEFICIARIES with the terms of THIS PLAN, the CODE, and the ACT.

         (b) TOM BROWN shall establish a FUNDING POLICY AND METHOD, i.e., it shall determine whether THIS PLAN has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability) is a more current need, or shall appoint a qualified person to do so. TOM BROWN or its delegate shall communicate such needs and goals to the TRUSTEE, who shall coordinate such Plan needs with its investment policy. The communication of such a FUNDING POLICY AND METHOD shall not, however, constitute a directive to the TRUSTEE as to investment of the TRUST FUNDS. Such FUNDING POLICY AND METHOD shall be consistent with the objectives of THIS PLAN and with the requirements of Title I of the ACT.

         (c) TOM BROWN shall periodically review the performance of any FIDUCIARY or other person to whom duties have been delegated or allocated by THIS PLAN or by procedures established hereunder. This requirement may be satisfied by formal periodic review by TOM BROWN or by a qualified person specifically designated by TOM BROWN, through day-to-day conduct and evaluation, or through other appropriate ways.





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
         (d) TOM BROWN will furnish FIDUCIARIES and PARTICIPANTS with notices and information statements when voting rights must be exercised in subsection 4.4(d).

4.2      ACTION BY TOM BROWN

         Whenever TOM BROWN is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

4.3      ADMINISTRATOR

         (a) TOM BROWN shall appoint 1 or more ADMINISTRATORS. Any person, including, but not limited to, the EMPLOYEES, may serve as an ADMINISTRATOR. Any person so appointed shall signify his acceptance by filing written acceptance with TOM BROWN. An ADMINISTRATOR may resign by delivering his written resignation to TOM BROWN or be removed by TOM BROWN by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the ADMINISTRATOR if no date is specified.

                 TOM BROWN, upon the resignation or removal of an ADMINISTRATOR, shall promptly designate in writing a successor to such position. If TOM BROWN does not appoint an ADMINISTRATOR, TOM BROWN'S BOARD OF DIRECTORS shall be the ADMINISTRATOR.

         (b) If more than 1 person is appointed as ADMINISTRATOR, the responsibilities of each ADMINISTRATOR may be specified by TOM BROWN and accepted in writing by each ADMINISTRATOR. If no such delegation is made by TOM BROWN, the ADMINISTRATORS may allocate the responsibilities among themselves, and the ADMINISTRATORS shall notify TOM BROWN and the TRUSTEE in writing of such action and specify the responsibilities of each ADMINISTRATOR. The TRUSTEE shall accept and rely upon any documents executed by the appropriate ADMINISTRATOR until TOM BROWN or the ADMINISTRATORS file a written revocation of such designation with the TRUSTEE.

         (c) The primary responsibility of the ADMINISTRATOR is to administer THIS PLAN for the exclusive benefit of the PARTICIPANTS and their BENEFICIARIES, subject to the specific terms of THIS PLAN. The ADMINISTRATOR shall administer THIS PLAN with its terms and shall have the power and discretion to construe THIS PLAN and to determine all questions of the administration, interpretation, and application of THIS PLAN. Any such determination by the ADMINISTRATOR is conclusive and binding upon all persons. The ADMINISTRATOR may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of THIS PLAN; however, any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that

         THIS PLAN shall continue to be a qualified plan in CODE SECTION 401(a), and shall comply with the terms of the ACT and all regulations issued pursuant thereto. The ADMINISTRATOR shall have all powers necessary or appropriate to accomplish his duties under THIS PLAN.

                 The ADMINISTRATOR is charged with the duties of the general administration of THIS PLAN, including, but not limited to, the following:

                 (1) the discretion to determine all questions of the eligibility of EMPLOYEES to participate or remain a PARTICIPANT and to receive benefits from THIS PLAN;

                 (2) to compute, certify, and direct the TRUSTEE of the amount and the kind of benefits to which any PARTICIPANT are entitled;

                 (3) to authorize and direct the TRUSTEE of all nondiscretionary or otherwise directed disbursements from the TRUST;

                 (4) to maintain all necessary records for the administration of THIS PLAN;

                 (5) to interpret THIS PLAN and to make and publish such rules for regulation of THIS PLAN as are consistent with its terms;

                 (6) to determine the size and type of any CONTRACT to be purchased from any insurer, and to designate the insurer from which such CONTRACT shall be purchased;

                 (7) to compute and certify to TOM BROWN and to the TRUSTEE the contributions necessary or desirable;

                 (8) to consult with TOM BROWN and the TRUSTEE as to the short and long-term liquidity needs of THIS PLAN for the TRUSTEE to exercise any investment discretion to accomplish specific objectives;

                 (9) to establish and communicate to PARTICIPANTS a procedure for allowing each PARTICIPANT to direct the TRUSTEE in the distribution of TOM BROWN STOCK in his ACCOUNT in subsection 3.4;

                 (10) to establish and communicate to PARTICIPANTS a procedure and method to insure that each PARTICIPANT will vote TOM BROWN STOCK allocated to such PARTICIPANT'S ACCOUNT in subsection 4.4(d);

                 (11) to enter into a written agreement for the payment of federal estate tax by CODE SECTION 2210(b);

                 (12) to assist any PARTICIPANT as to his rights, benefits, or elections available in THIS PLAN.

         (d) The ADMINISTRATOR shall keep a record of all actions taken and shall keep all other books of account, records, and other data necessary for proper administration of THIS PLAN and shall supply all information and reports to the Internal Revenue Service, Department of Labor, PARTICIPANTS, BENEFICIARIES and others as required by law.

         (e) The ADMINISTRATOR, or the TRUSTEE with the consent of the ADMINISTRATOR, may appoint counsel, specialists, advisers, and other persons deemed necessary or desirable with the administration of THIS PLAN.

         (f) To enable the ADMINISTRATOR to perform his functions, TOM BROWN shall supply full and timely information to the ADMINISTRATOR on all matters of the COMPENSATION of all PARTICIPANTS, their HOURS OF SERVICE, their YEARS OF SERVICE, their retirement, death, disability, or TERMINATION, and such other facts as the ADMINISTRATOR may require; and the ADMINISTRATOR shall advise the TRUSTEE of the foregoing facts for the TRUSTEE'S duties under THIS PLAN. The ADMINISTRATOR may rely upon such information as is supplied by TOM BROWN and shall have no duty or responsibility to verify such information.

         (g) All expenses of administration may be paid from the TRUST FUND unless paid by TOM BROWN. Such expenses shall include expenses of the ADMINISTRATOR, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering THIS PLAN. Until paid, the expenses shall constitute a liability of the TRUST FUND. However, TOM BROWN may reimburse the TRUST FUND for any administration expense incurred.

         (h) Except for an allocation and delegation of administrative authority in subsection 4.3(b), if there is more than 1 ADMINISTRATOR, they shall act by a majority of their number, but may authorize 1 or more of them to sign all papers on their behalf.

         (i) The ADMINISTRATOR shall have authority to make any and all necessary rules or regulations, binding upon each PARTICIPATING EMPLOYER and all PARTICIPANTS, to effectuate the purpose of this subsection.

4.4      TRUSTEE

         (a) The TRUSTEE shall have the following categories of responsibilities:

                 (1) Consistent with the FUNDING POLICY AND METHOD, to invest, manage, and control the Plan assets subject, however, to the direction of an INVESTMENT MANAGER if the TRUSTEE appoints such manager as to all or a portion of the assets of THIS PLAN;





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
                 (2) At the direction of the ADMINISTRATOR, to pay benefits required under THIS PLAN to be paid to PARTICIPANTS, or, on their death, to their BENEFICIARIES;

                 (3) To maintain records of receipts and disbursements and furnish to TOM BROWN and/or ADMINISTRATOR for each PLAN YEAR a written annual report by subsection 4.3(g); and

                 (4) If there is more than 1 TRUSTEE, they shall act by a majority of their number, but may authorize 1 or more of them to sign papers on their behalf.

         (b)     (1)      The TRUSTEE shall invest and reinvest the TRUST FUND
                          to keep the TRUST FUND invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the TRUSTEE deems advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The TRUSTEE shall at all times in making investments of the TRUST
                          FUND consider, among other factors, the short and long-term financial needs of THIS PLAN on the basis of information furnished by TOM BROWN. In making such investments, the TRUSTEE shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the TRUSTEE shall give due regard to any limitations imposed by the CODE or the ACT so that at all times THIS PLAN may qualify as an Employee Stock Ownership Plan and Trust.

                 (2) The TRUSTEE may employ a bank or trust company by the terms of its usual and customary bank agency agreement, for which the duties of such bank or trust company shall be of a custodial, clerical and record-keeping nature.

                 (3) The TRUSTEE may from time to time with the consent of TOM BROWN transfer to a common, collective, or pooled TRUST FUND maintained by any corporate TRUSTEE hereunder, all or such part of the TRUST FUND as the TRUSTEE deems advisable, and such part or all of the TRUST FUND so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. The TRUSTEE may, from time to time with the consent of TOM BROWN, withdraw from such common, collective, or pooled TRUST FUND all or such part of the TRUST FUND as the TRUSTEE deems advisable.

                 (4) If the TRUSTEE invests any part of the TRUST FUND, by the directions of the ADMINISTRATOR, in any shares of TOM BROWN STOCK, and the ADMINISTRATOR





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
                          thereafter directs the TRUSTEE to dispose of such investment, or any part thereof, under circumstances which, in the opinion of counsel for the TRUSTEE, require registration of the securities under the Securities Act of 1933 and/or qualification of the securities under the Blue Sky laws of any state or states, TOM BROWN, at its own expense, will take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration and/or qualification.

                 (5) The TRUSTEE, at the direction of the ADMINISTRATOR, shall ratably apply for, own and pay premiums on CONTRACTS on the lives of the PARTICIPANTS. If a life insurance policy is to be purchased for a PARTICIPANT, the aggregate premium for ordinary life insurance for each PARTICIPANT must be less than 50% of the aggregate of the contributions and FORFEITURES to the credit of the PARTICIPANT at any particular time. If term insurance is purchased with such contributions, the aggregate premium must be less than 25% of the aggregate CONTRIBUTIONS and FORFEITURES allocated to a PARTICIPANT'S ACCOUNT. If both term insurance and ordinary life insurance are purchased with such contributions, the amount expended for term insurance plus 1/2 of the premium for ordinary life insurance may not in the aggregate exceed 25% of the aggregate contributions and FORFEITURES allocated to a PARTICIPANT'S ACCOUNT.
                          The TRUSTEE must convert the entire value of the life insurance contracts at or before retirement into cash or provide for a periodic income so that no portion of such value may be used to continue life insurance protection beyond retirement, or distribute the CONTRACTS to the PARTICIPANT. On any conflict between the terms of THIS PLAN and the terms of any insurance CONTRACT purchased hereunder, these Plan provisions shall control.

         (c) The TRUSTEE, in addition to all powers and authorities under common law, statutory authority, including the ACT, and other provisions of THIS PLAN, shall have the following powers and authorities, to be exercised in the TRUSTEE'S sole discretion:

                 (1) To purchase, or subscribe for and retain, any securities or other property. With the purchase of securities, margin accounts may be opened and maintained;

                 (2) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the TRUSTEE, by private CONTRACT or at public auction. No person dealing with the TRUSTEE shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;





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
                 (3) To vote any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, to delegate discretionary powers, to pay any assessments or charges in connection therewith; and, generally, to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

                 (4) To cause any securities or other property to be registered in the TRUSTEE'S own name or in the name of one or more of the TRUSTEE'S nominees, and to hold any investments in bearer form, but the books and records of the TRUSTEE shall at all times show that all such investments are part of the TRUST FUND;

                 (5) To borrow or raise money for THIS PLAN in such amount, and upon such terms and conditions, as the TRUSTEE shall deem advisable; and, for any sum so borrowed, to issue a promissory note as TRUSTEE, and to secure the repayment thereof by pledging all, or any part, of the TRUST FUND; and no person lending money to the TRUSTEE shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

                 (6) To keep such portion of the TRUST FUND in cash or cash balances as the TRUSTEE may, from time to time, deem to be in the best interests of THIS PLAN, without liability for interest thereon;

                 (7) To accept and retain for such time as the TRUSTEE may deem advisable any securities or other property received or acquired as TRUSTEE, whether or not such securities or other property would normally be purchased as investments;

                 (8) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

                 (9) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from THIS PLAN, to begin or defend suits or legal or administrative proceedings, and to represent THIS PLAN in all suits and legal and administrative proceedings;





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
                 (10) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for TOM BROWN;

                 (11) To apply for and purchase from responsible insurance companies, to be selected by the ADMINISTRATOR, as an investment of the TRUST FUND such annuity, or other CONTRACTS (on the life of any PARTICIPANT), as the ADMINISTRATOR shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges be granted by such annuity, or other CONTRACTS; to collect, receive, and settle for the proceeds of all such annuity or other CONTRACTS as and when entitled to do so;

                 (12) To invest funds of the TRUST in time deposits or savings accounts bearing a reasonable rate of interest in the TRUSTEE'S bank;

                 (13) To invest in Treasury Bills and other forms of United States government obligations;

                 (14) To invest in shares of investment companies registered under the Investment Company Act of 1940;

                 (15) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange;

                 (16) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations;

                 (17)     To vote TOM BROWN STOCK as provided by subsection
                          4.3(d).

                 (18) To sell or exercise any options, subscription rights and conversion privileges and to make any payments incidental thereto;

                 (19) To exercise any of the powers of an owner, for such TOM BROWN STOCK and other securities or other property of the TRUST FUND. The ADMINISTRATOR, with the TRUSTEE'S approval, may authorize the TRUSTEE to act on any administrative matter or class of matters for which direction or instruction to the TRUSTEE by the ADMINISTRATOR is called for without specific direction or other instruction from the ADMINISTRATOR;





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
                 (20) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the TRUSTEE may deem necessary to carry out the purposes of THIS PLAN.

                 (21) To pool all or any of the TRUST FUND, from time to time, with assets belonging to any other qualified employee pension benefit trust created by TOM BROWN or an affiliated company of TOM BROWN, and to commingle such assets and make joint or common investments and carry joint accounts for THIS PLAN and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the 2 or more trusts with their respective interests;

                 (22) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the TRUSTEE may deem necessary to carry out the purposes of THIS PLAN.

                 (23) The powers granted to the TRUSTEE shall be exercised in the sole fiduciary discretion of the TRUSTEE. However, each PARTICIPANT may direct the TRUSTEE to separate and keep separate all or a portion of his account; and further each PARTICIPANT is authorized and empowered, in his sole and absolute discretion, to give directions to the TRUSTEE in such form as the TRUSTEE may require for the investment of the PARTICIPANT'S ACCOUNT, which directions must be followed by the TRUSTEE subject, however, to restrictions on payment of life insurance premiums. Neither the TRUSTEE nor any other persons including the ADMINISTRATOR or otherwise shall be under any duty to question any such direction of the PARTICIPANT or to review any securities or other property, real or personal, or to make any suggestions to the PARTICIPANT, and the TRUSTEE shall comply as promptly as practicable with such directions given by the PARTICIPANT. Any such direction may be of a continuing nature or otherwise and may be revoked by the PARTICIPANT at any time in such form as the TRUSTEE may require. The TRUSTEE shall not be responsible or liable for any loss or expense from compliance with any directions from the PARTICIPANT nor shall the TRUSTEE be responsible for, or liable for, any loss or expense which may result from the TRUSTEE'S refusal or failure to comply with any directions from the PARTICIPANT. The TRUSTEE may refuse to comply with any direction from the PARTICIPANT if the TRUSTEE, in its sole and absolute discretion, deems such directions improper by applicable law. Any costs and expenses for compliance with the PARTICIPANT'S directions shall be borne by the PARTICIPANT'S ACCOUNT.

(d) The TRUSTEE shall vote all TOM BROWN STOCK held by it as part of the Plan assets. However, if any agreement entered into by the TRUST calls for voting of any shares of TOM

         BROWN STOCK pledged as security for any obligation of THIS PLAN, such shares of TOM BROWN STOCK shall be voted with such agreement. The TRUSTEE shall not vote TOM BROWN STOCK which a PARTICIPANT or BENEFICIARY does not exercise by this subsection.

                 Notwithstanding the above, if TOM BROWN has a registration-type class of securities, each PARTICIPANT or BENEFICIARY shall be entitled to direct the TRUSTEE as to the manner in which the TOM BROWN STOCK which is entitled to vote and which is allocated to the ACCOUNT of such PARTICIPANT or BENEFICIARY is to be voted. If TOM BROWN does not have a registration-type class of securities, each PARTICIPANT or BENEFICIARY of THIS PLAN may direct the TRUSTEE as to the manner in which voting rights on shares of TOM BROWN STOCK which are allocated to the ACCOUNT of such PARTICIPANT or BENEFICIARY are to be exercised for any corporate matter for the voting of such shares for the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction.

                 If TOM BROWN does not have a REGISTRATION-TYPE CLASS OF SECURITIES and the by-laws of TOM BROWN require THIS PLAN to vote an issue in a manner that reflects a 1-man, 1-vote philosophy, each PARTICIPANT or BENEFICIARY shall be entitled to cast 1 vote on an issue and the TRUSTEE shall vote the shares held by THIS PLAN in proportion to the results of the votes cast on the issue by the PARTICIPANTS and BENEFICIARIES.

         (e)     (1)      The TRUSTEE shall make distributions from the TRUST
                          FUND at such times and in such numbers of shares or other units of TOM BROWN STOCK and amounts of cash to or for the benefit of the person entitled thereto by THIS PLAN as the ADMINISTRATOR directs in writing.
                          Any undistributed part of a PARTICIPANT'S interest in his Account shall be retained in the TRUST FUND until the ADMINISTRATOR directs its distribution. Where distribution is directed in TOM BROWN STOCK, the TRUSTEE shall cause an appropriate certificate to be issued to the person entitled thereto and mailed to the address furnished it by the ADMINISTRATOR. Any portion of a PARTICIPANT'S ACCOUNT to be distributed in cash shall be paid by the TRUSTEE mailing its check to the same person at the same address. If a dispute arises as to who is entitled to or should receive any benefit or payment, the TRUSTEE may withhold or cause to be withheld such payment until the dispute is resolved.

                 (2) As directed by the ADMINISTRATOR, the TRUSTEE shall make payments from the TRUST FUND. Such directions or instructions need not specify the purpose of the payments so directed, and the TRUSTEE shall not be responsible in any way for the purpose or propriety of such payments except as mandated by the ACT.





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
                 (3) If any distribution or payment directed by the ADMINISTRATOR is mailed by the TRUSTEE to the person specified in such direction at the latest address of such person filed with the ADMINISTRATOR, and shall be returned to the TRUSTEE because such person cannot be located at such address, the TRUSTEE shall promptly notify the ADMINISTRATOR of such return, and 60 days after such notification, such direction shall become void and unless and until a further direction by the Administrator is received by the TRUSTEE for such distribution or payment, the TRUSTEE shall continue to administer the TRUST as if such direction had not been made by the ADMINISTRATOR. The TRUSTEE shall not be obligated to search for or locate any such person.

         (f) The TRUSTEE shall be paid reasonable compensation agreed upon in writing by TOM BROWN and the TRUSTEE. An individual serving as TRUSTEE who already receives full-time pay from TOM BROWN shall not receive compensation from THIS PLAN. In addition, the TRUSTEE shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as TRUSTEE. Such compensation and expenses shall be paid from the TRUST FUND unless paid or advanced by TOM BROWN. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws on the TRUST FUND or the income thereof, shall be paid from the TRUST FUND.

         (g) Within a reasonable period of time after the later of the VALUATION DATE or receipt of TOM BROWN'S contribution for each PLAN YEAR, the TRUSTEE shall furnish to TOM BROWN and the ADMINISTRATOR a written statement of account for the PLAN YEAR for which such contribution was made setting forth:

                 (1)      the net income, or loss, of the TRUST FUND;

                 (2) the gains, or losses, realized by the TRUST FUND upon sales or other disposition of the assets;

                 (3)      the increase, or decrease, in the value of the TRUST
                          FUND;

                 (4)      all payments and distributions made from the TRUST
                          FUND; and

                 (5) such further information as the TRUSTEE and/or ADMINISTRATOR deems appropriate. TOM BROWN, forthwith upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the TRUSTEE and/or ADMINISTRATOR of its approval or disapproval thereof. Failure by TOM BROWN to disapprove any such statement of account within 30 days after its receipt shall be deemed an approval. The approval by TOM BROWN of any statement of account shall be binding as to all matters embraced therein as between TOM BROWN and the TRUSTEE to





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
                          the same extent as if the account of the TRUSTEE had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the TRUSTEE, TOM BROWN and all persons having or claiming an interest in THIS PLAN were parties; however, nothing shall deprive the TRUSTEE of its right to have its accounts judicially settled if the TRUSTEE so desires.

         (h)     (1)      If an audit of THIS PLAN'S records is required by the
                          ACT and its Regulations for any PLAN YEAR, the ADMINISTRATOR directs the TRUSTEE to engage on behalf of all PARTICIPANTS an independent qualified public accountant for that purpose. Such accountant, after an audit of the books and records of THIS PLAN with generally accepted auditing standards, within a reasonable period after the close of the PLAN YEAR, furnishes to the ADMINISTRATOR and the TRUSTEE a report of his audit setting forth his opinion as to whether any statements, schedules or lists that are required by ACT Section 103 or the Secretary of Labor to be filed with THIS PLAN'S annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently.
                          All auditing and accounting fees are an expense of and may, at the election of the ADMINISTRATOR, be paid from the TRUST FUND.

                 (2) If some or all of the information for the ADMINISTRATOR to comply with ACT Section 103 is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it transmitted and certified the accuracy of that information to the ADMINISTRATOR in ACT Section 103(b) within 120 days after the end of the PLAN YEAR or by such other date as may be prescribed under regulations of the Secretary of Labor.

         (i)     (1)      The TRUSTEE may resign at any time by delivering to
                          TOM BROWN, at least 30 days before its effective date, a written notice of his resignation.

                 (2) TOM BROWN may remove the TRUSTEE by mailing by registered or certified mail addressed to such TRUSTEE at his last known address, at least 30 days before its effective date, a written notice of his removal.

                 (3) On the death, resignation, incapacity, or removal of any TRUSTEE, a successor may be appointed by TOM BROWN; and such successor, upon accepting such appointment in writing and delivering same to TOM BROWN, without further act, becomes vested with all the estate, rights, powers, discretions, and duties of his predecessor as if he were originally named as a TRUSTEE herein. Until such a successor is appointed, the remaining TRUSTEE or TRUSTEES have full authority to act by THIS PLAN.

                 (4) TOM BROWN may designate 1 or more successors prior to the death, resignation, incapacity, or removal of a TRUSTEE. If a successor is designated by TOM BROWN and accepts such designation, the successor, without further act, becomes vested with all the estate, rights, powers, discretions and duties of his predecessor with the like effect as if he were originally named as TRUSTEE herein immediately upon the death, resignation, incapacity, or removal of his predecessor.

                 (5) Whenever any TRUSTEE ceases to serve as such, he shall furnish to TOM BROWN and ADMINISTRATOR a written statement of account for the portion of the PLAN YEAR during which he served as TRUSTEE. This statement shall be either (i) included as part of the annual statement of account for the PLAN YEAR required by subsection 4.3(g) or (ii) set forth in a special statement. Any such special statement of account should be rendered to TOM BROWN no later than the due date of the annual statement of account for the PLAN YEAR. The procedures in subsection 4.3(g) for the approval by TOM BROWN of annual statements of account apply to any special statement of account rendered, and approval by TOM BROWN of any such special statement as provided in subsection 4.3(g) has the same effect upon the statement as TOM BROWN's approval of an annual statement of account. No successor to the TRUSTEE has any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by subsection 4.3(g) and this subparagraph.

         (j) Notwithstanding the above, the TRUSTEE at the direction of the ADMINISTRATOR transfers the vested interest, if any, of such PARTICIPANT in his account to another trust forming part of a pension, profit sharing or stock bonus plan maintained by such PARTICIPANT'S new employer and represented by such employer in writing as meeting the requirements of CODE SECTION 401(a), if the trust to which such transfers are made permits the transfer to be made.

         (k) TOM BROWN agrees to indemnify and save harmless the TRUSTEE against any and all claims, losses, damages, expenses and liabilities the TRUSTEE may incur in the exercise and performance of the TRUSTEE'S powers and duties hereunder, unless they are determined to be due to gross negligence or willful misconduct.

         (l) The TRUSTEE is empowered to acquire and hold Qualifying Employer Securities and Qualifying Employer Real Property, as are defined in the ACT. However, no more than 100% of the fair market value of all the assets in the TRUST FUND may be invested in Qualifying Employer Securities and Qualifying Employer Real Property.

         (m) Neither TOM BROWN nor the TRUSTEE, nor their successors, are responsible for the validity of any CONTRACT issued to THIS PLAN, for the failure of the insurer to make payments provided by any such CONTRACT, nor for the action of any person which may delay payment or render a CONTRACT null and void or unenforceable.

         (n) Any payment to any PARTICIPANT, his legal representative, BENEFICIARY, or to any guardian or committee appointed for such PARTICIPANT or BENEFICIARY by THIS PLAN shall, be in full satisfaction of all claims against the TRUSTEE and TOM BROWN, either of whom may require such PARTICIPANT, legal representative, BENEFICIARY, guardian or committee, as a condition precedent to such payment, to execute a receipt and release in such form as shall be determined by the TRUSTEE or TOM BROWN.

4.5      AMENDMENT, TERMINATION, MERGER OR CONSOLIDATION

         (a)     (1)      TOM BROWN has the right to amend THIS PLAN at any
                          time, subject to the limitations of this subsection.
                          Any such amendment shall be adopted by formal action of TOM BROWN's board of directors and executed by an officer authorized to act on behalf of TOM BROWN.
                          However, any amendment which affects the rights, duties or responsibilities of the TRUSTEE and ADMINISTRATOR may only be made with the TRUSTEE'S and ADMINISTRATOR'S written consent. Any such amendment shall become effective on its execution. The TRUSTEE shall not be required to execute any such amendment unless the TRUST provisions contained herein are a part of THIS PLAN and the amendment affects the duties of the TRUSTEE.

                 (2) No amendment to THIS PLAN shall be effective if it authorizes or permits any part of the TRUST FUND (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the PARTICIPANTS or their BENEFICIARIES or estates; or causes any reduction in the amount credited to the account of any PARTICIPANT; or causes or permits any portion of the TRUST FUND to revert to or become property of TOM BROWN.

                 (3) Except as permitted by REGULATIONS, no PLAN amendment or transaction having the effect of THIS PLAN amendment (such as a merger, plan transfer or similar transaction) shall be effective to the extent it eliminates or reduces any CODE SECTION 411(d)(6) protected benefit or adds or modifies conditions for CODE SECTION 411(d)(6) protected benefit the result of which is a further restriction on such benefit unless such protected benefits are preserved for benefits accrued as of the later of the adoption date or effective date of the amendment. "CODE SECTION 411(d)(6) protected benefit" is benefits described in CODE SECTION 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit.





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
         (b)     (1)      TOM BROWN may terminate THIS PLAN by delivering to
                          the TRUSTEE and ADMINISTRATOR written notice of such termination. On any full or partial termination, all amounts credited to the affected PARTICIPANTS'
                          ACCOUNTS shall become 100% vested and shall not thereafter be subject to forfeiture, and all unallocated amounts shall be allocated to the accounts of all PARTICIPANTS.

                 (2) On the full termination of THIS PLAN, TOM BROWN shall direct the distribution of the assets of the TRUST FUND to PARTICIPANTS in a manner which is consistent with and satisfies subsection 3.4 and 3.5. Distributions to a PARTICIPANT may be in cash or in property or the purchase of irrevocable nontransferable deferred commitments from an insurer. Except as permitted by Regulations, termination of THIS PLAN shall not result in the reduction of CODE
                          SECTION 411(d)(6) protected benefit.

         (c) THIS PLAN and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan and trust only if the benefits which would be received by a PARTICIPANT of THIS PLAN, on termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the PARTICIPANT would have received if THIS PLAN had terminated immediately before the transfer, merger or consolidation, and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any SECTION 411(d)(6) protected benefit.

4.6      PARTICIPANT RIGHTS/CLAIMS

         (a) THIS PLAN is not a CONTRACT between TOM BROWN and any PARTICIPANT nor a consideration or an inducement for the employment of any PARTICIPANT or EMPLOYEE. Nothing contained in THIS PLAN gives any PARTICIPANT or EMPLOYEE the right to be retained in the service of TOM BROWN or to interfere with the right of TOM BROWN to discharge any PARTICIPANT or EMPLOYEE at any time regardless of the effect which such discharge has upon him as a PARTICIPANT of THIS PLAN.

         (b) Claims for benefits under THIS PLAN may be filed in writing with the ADMINISTRATOR. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed. If the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of THIS PLAN shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of THIS PLAN's claims review procedure.

         (c) Any EMPLOYEE, FORMER EMPLOYEE, or BENEFICIARY of either, who has been denied a benefit by a decision of the ADMINISTRATOR pursuant to subsection 4.6(b) shall be entitled to request the ADMINISTRATOR to give further consideration to his claim by filing with the ADMINISTRATOR (on a form which may be obtained from the ADMINISTRATOR) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the ADMINISTRATOR no later than 60 days after receipt of the written notification provided for in subsection 4.6(b).

                 The ADMINISTRATOR shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim.

                 At the hearing (or prior thereto upon 5 business days written notice to the ADMINISTRATOR) the claimant or his representative shall have an opportunity to review all documents in the possession of the ADMINISTRATOR which are pertinent to the claim at issue and its disallowance.

                 Either the claimant or the ADMINISTRATOR may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporters. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing.

                 A final decision as to the allowance of the claim shall be made by the ADMINISTRATOR within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

         (d)     (1)      Subject to the exceptions below, no benefit payable
                          out of the TRUST FUND to any person (including a PARTICIPANT or his BENEFICIARY) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge such shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the benefit shall not be recognized by the TRUSTEE, except as may be required by law.

                 (2) This subsection shall not apply if a PARTICIPANT or BENEFICIARY is indebted to THIS PLAN for a loan from THIS PLAN. At the time a distribution is to be made to or for a PARTICIPANT'S or BENEFICIARY'S benefit, such proportion of the amount distributed as shall equal such loan indebtedness shall be paid by the TRUSTEE to the TRUSTEE or the ADMINISTRATOR, at the direction of the ADMINISTRATOR, to apply against or discharge such loan indebtedness. Prior to making a payment, however, the PARTICIPANT or BENEFICIARY must be given written notice by the ADMINISTRATOR that such loan indebtedness is to be so paid in whole or part from his PARTICIPANT'S ACCOUNT. If the PARTICIPANT or BENEFICIARY does not agree that the loan indebtedness is a valid claim against his vested PARTICIPANT'S ACCOUNT, he shall be entitled to a review of the validity of the claim with procedures in subsections 4.6(b) and 4.6(c).

                 (3) This subsection shall not apply to a QUALIFIED DOMESTIC RELATIONS ORDER in CODE SECTION 414(p), and those other domestic relations orders permitted to be so treated by the ADMINISTRATOR by the Retirement Equity Act of 1984. The ADMINISTRATOR shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions by such qualified orders. Further, if provided under a QUALIFIED DOMESTIC RELATIONS ORDER, a former spouse of a PARTICIPANT shall be treated as the spouse or surviving spouse by THIS PLAN.

4.7      TOM BROWN STOCK

         (a)     (1)      THIS PLAN is designed to invest primarily in TOM
                          BROWN STOCK.

                 (2) The ADMINISTRATOR may also direct the TRUSTEE to invest funds of THIS PLAN in other property described in the TRUST or in life insurance policies to the extent permitted by subsection 4.4(b)(5) or the TRUSTEE may hold such funds in cash equivalents.

                 (3) The ADMINISTRATOR may also direct the TRUSTEE to invest funds of THIS PLAN in insurance policies on the life of any "keyman" EMPLOYEE. The proceeds of a "keyman" insurance policy may not be used for the repayment of any indebtedness owed by THIS PLAN which is secured by TOM BROWN STOCK. If any "keyman" insurance is purchased by the TRUSTEE, the premiums paid thereon during any PLAN YEAR, net of any policy dividends and increases in cash surrender values, shall be treated as the cost of the investment and any death benefit or cash surrender value received shall be treated as proceeds from the investment.

                 (4) THIS PLAN may not obligate itself to acquire TOM BROWN STOCK from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

                 (5) THIS PLAN may not obligate itself to acquire TOM BROWN STOCK under a PUT OPTION binding upon THIS PLAN. However, at the time a PUT OPTION is exercised, THIS PLAN may be given an option to assume the rights and obligations of TOM BROWN of a PUT OPTION binding upon TOM BROWN.

                 (6) All purchases of TOM BROWN STOCK shall be made at a price which, in the judgment of the ADMINISTRATOR, does not exceed its fair market value. All sales of TOM BROWN STOCK shall be made at a price which, in the judgment of the ADMINISTRATOR, is not less than its fair market value. The valuation rules in subsection 4.8 shall be applicable.

         (b)     (1)      No part of the TRUST FUND attributable to (or
                          allocable in lieu of) TOM BROWN STOCK acquired by THIS PLAN after October 22, 1986 in a sale to which CODE SECTION 1042 or, for estates of decedents who died prior to December 20, 1989, CODE SECTION 2057 applies may accrue or be allocated directly or indirectly under any plan maintained by TOM BROWN meeting the requirements of CODE SECTION 401(a):

                          (A) during the Nonallocation Period, for the benefit of

                                  (i)      any taxpayer who makes an election
                                           in CODE SECTION 1042(a) for TOM
                                           BROWN STOCK or any decedent if the
                                           executor of the estate of the
                                           decedent makes a qualified sale in
                                           CODE SECTION 2057,

                                  (ii) any individual who is related to the taxpayer or the decedent (in CODE
                                           SECTION 267(b)), or

                          (B) for the benefit of any other person who owns (after application of CODE SECTION 318(a) applied without regard to the employee trust exception in CODE SECTION 318(a)(2)(B)(i)) more than 25% of

                                  (i)      any class of outstanding stock of
                                           TOM BROWN or AFFILIATED EMPLOYERS
                                           which issued such TOM BROWN STOCK,
                                           or

                                  (ii)     the total value of any class of
                                           outstanding stock of TOM BROWN or
                                           AFFILIATED EMPLOYERS.

                 (2) However, the subparagraph (a) above shall not apply to lineal descendants of the taxpayer, if the aggregate amount allocated to the benefit of all such lineal descendants during the Nonallocation Period does not exceed more than 5% of the TOM BROWN STOCK (or amounts allocated in lieu thereof) held by THIS PLAN which are attributable to a sale to THIS PLAN by any person related to such descendants (in CODE
                          SECTION 267(c)(4)) in a transaction to which CODE
                          SECTION 1042 or CODE SECTION 2057 applies.

                 (3) A person shall be treated as failing to meet the stock ownership limitation under subparagraph (a)(2) above if such person fails such limitation:

                          (1) at any time during the year period ending on the date of sale of TOM BROWN STOCK to THIS PLAN, or

                          (2) on the date as of which TOM BROWN STOCK is allocated to PARTICIPANTS in THIS PLAN.

         (c)     PAYMENT OF BENEFITS

                 Benefits by THIS PLAN shall be paid, subject to subsection 3.5 only upon death, DISABILITY, normal or early retirement, TERMINATION, or upon Plan termination.

         (d) Certificates for shares distributed by THIS PLAN shall contain the following legend:

                 "The shares represented by this certificate are transferable only upon compliance with the terms of TOM BROWN KSOP effective as of January 1, 1996, which grants to TOM BROWN, INC. a right of first refusal, a copy of such Plan is on file in the office of the TOM BROWN, INC."

4.8      VALUATIONS

         (a) The ADMINISTRATOR shall direct the TRUSTEE, as of each VALUATION DATE, and at such other date or dates deemed necessary by the ADMINISTRATOR, herein called "VALUATION DATE," to determine the net worth of the assets of the TRUST FUND as it exists on the "VALUATION DATE." In determining such net worth, the TRUSTEE shall value the assets of the TRUST FUND at their fair market value as of the "VALUATION DATE" and shall deduct all expenses for which the TRUSTEE has not yet obtained reimbursement from TOM BROWN or the TRUST FUND.

         (b) To determine the fair market value of securities of the TRUST FUND which are listed on a registered stock exchange, the ADMINISTRATOR shall direct the TRUSTEE to value such securities at the prices they were last traded on such exchange preceding the close of business on the VALUATION DATE. If such securities were not traded on the VALUATION DATE, or if the exchange on which they are traded was not open for business on the VALUATION DATE, the securities shall be valued at the prices at which they were last traded prior to the VALUATION DATE. Any unlisted security held in the TRUST FUND shall be valued at its bid price next precluding the close of business on the VALUATION DATE, which bid price shall be obtained from a registered broker or an investment banker. Except for TOM BROWN STOCK, to determine the fair market value of assets other than securities for which trading or bid prices can be obtained, the TRUSTEE may appraise such assets itself, or in its discretion, employ 1 or more appraisers for that purpose and rely on the values established by such appraiser or appraisers. TOM BROWN STOCK not readily tradeable on an established securities market shall be valued by an independent appraiser meeting requirements similar to the requirements of the CODE
         SECTION 170(a)(1) REGULATIONS.

4.9      PARTICIPATING EMPLOYER

         (a) Any other corporation or entity, whether an affiliate or subsidiary or not, may, with TOM BROWN'S and the TRUSTEE'S consent, adopt THIS PLAN and all its provisions, and be known as a PARTICIPATING EMPLOYER.

         (b)     (1)      Each PARTICIPATING EMPLOYER shall be required to use
                          the TRUSTEE.

                 (2) The TRUSTEE may commingle, hold and invest all contributions as 1 TRUST FUND. The assets of THIS PLAN shall be available to pay benefits to all PARTICIPANTS and BENEFICIARIES of THIS PLAN regardless of who contributed such assets.

                 (3) The transfer of any PARTICIPANT from or to an employer participating in THIS PLAN, whether he be an EMPLOYEE of TOM BROWN or a Participating Employer, shall not affect such PARTICIPANT'S rights in THIS PLAN, and all amounts credited to such PARTICIPANT'S ACCOUNT as well as his accumulated service time with the transferor or predecessor, and his length of participation in THIS PLAN, shall continue to his credit.

                 (4) All Forfeitures from TERMINATION shall only inure to the benefit of the PARTICIPANTS of the employer of the forfeiting PARTICIPANT, except if the FORFEITURE is for an employee whose employer is an AFFILIATED EMPLOYER, the FORFEITURE shall be allocated to the PARTICIPANTS employed by TOM BROWN or a PARTICIPATING EMPLOYER who is an AFFILIATED EMPLOYER. If an EMPLOYEE of one ("First") employer be transferred to an associated ("Second") employer which is an AFFILIATED EMPLOYER, the transfer shall not cause his account balance (generated while an EMPLOYEE of "First" employer) in any manner, or by any amount to be forfeited. Such EMPLOYEE'S PARTICIPANT ACCOUNT balance for THIS PLAN, including length of service, shall be considered as though he had always been employed by the "Second" employer and as such had received contributions, forfeitures, earnings or losses, and appreciation or depreciation in value of assets totaling the amount so transferred.

                 (5) The expenses of the TRUST shall be paid by each employer in the same proportion that the total amount standing to the credit of all PARTICIPANTS employed by such employer bears to the total standing to the credit of all PARTICIPANTS.

         (c) Each PARTICIPATING EMPLOYER shall be a party to THIS PLAN; however, for all of its relations with the TRUSTEE and ADMINISTRATOR in THIS PLAN, each PARTICIPATING EMPLOYER irrevocably designates TOM BROWN as its agent.

         (d) Amendment of THIS PLAN by TOM BROWN when there shall be a PARTICIPATING

         EMPLOYER shall only be by the written action of each and every Participating Employer and with the consent of the TRUSTEE where such consent is necessary with the terms of THIS PLAN.

         (e) Any PARTICIPATING EMPLOYER may discontinue or revoke its participation in THIS PLAN. On any such discontinuance or revocation, satisfactory evidence thereof and of any conditions imposed shall be delivered to the TRUSTEE. The TRUSTEE shall thereafter transfer, deliver and assign CONTRACTS and other TRUST FUND assets allocable to the PARTICIPANTS of such Participating Employer to the new TRUSTEE designated by such Participating Employer, if it has established a separate pension plan for its EMPLOYEES; however, that no such transfer shall be made if the result is the elimination or reduction of any SECTION 411(d)(6) PROTECTED BENEFITS. If no successor is designated, the TRUSTEE shall retain the assets for the EMPLOYEES of such PARTICIPATING EMPLOYER. No part of the principal or income of the TRUST, as it relates to such PARTICIPATING EMPLOYER, will be used for or diverted to purposes other than for the exclusive benefit of the EMPLOYEES of such PARTICIPATING EMPLOYER.

4.10     OTHER

         (a)     (1)      Subject to the exceptions below, no benefit payable
                          out of the TRUST FUND to any person (including a PARTICIPANT or his BENEFICIARY) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge such shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the benefit shall not be recognized by the TRUSTEE, except as may be required by law.

                 (2) This subsection shall not apply if a PARTICIPANT or BENEFICIARY is indebted to THIS PLAN for a loan from THIS PLAN. At the time a distribution is to be made to or for a PARTICIPANT'S or BENEFICIARY'S benefit, such proportion of the amount distributed as shall equal such loan indebtedness shall be paid by the TRUSTEE to the TRUSTEE or the ADMINISTRATOR, at the direction of the ADMINISTRATOR, to apply against or discharge such loan indebtedness. Prior to making a payment, however, the PARTICIPANT or BENEFICIARY must be given written notice by the ADMINISTRATOR that such loan indebtedness is to be so paid in whole or part from his PARTICIPANT'S ACCOUNT. If the PARTICIPANT or BENEFICIARY does not agree that the loan indebtedness is a valid claim against his vested PARTICIPANT'S ACCOUNT, he shall be entitled to a review of the validity of the claim with procedures in subsections 4.6(b) and 4.6(c).

                 (3) This subsection shall not apply to a QUALIFIED DOMESTIC RELATIONS ORDER in CODE SECTION 414(p), and those other domestic relations orders permitted to be so treated by the ADMINISTRATOR by the Retirement Equity Act of 1984. The ADMINISTRATOR shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions by such qualified orders. Further, if provided under a QUALIFIED DOMESTIC RELATIONS ORDER, a former spouse of a PARTICIPANT shall be treated as the spouse or surviving spouse by THIS PLAN.

         (b)     (1)      Except as provided below and otherwise specifically
                          permitted by law, it shall be impossible by operation of THIS PLAN or of the TRUST, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any TRUST FUND maintained by THIS PLAN or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of PARTICIPANTS, FORMER
                          PARTICIPANTS, or their BENEFICIARIES.

                 (2) If TOM BROWN makes an excessive contribution under a mistake of fact in ACT Section 403(c)(2)(A), TOM BROWN may demand repayment of such excessive contribution at any time within 1 year following the time of payment, and the TRUSTEES shall return such amount to TOM BROWN within the 1 year period. Earnings of THIS PLAN attributable to the excess contributions may not be returned to TOM BROWN but any losses attributable thereto must reduce the amount so returned.

         (c) THIS PLAN and Trust shall be construed and enforced according to the ACT and the laws of the State of Texas, other than its laws for choice of law, to the extent not preempted by the ACT.

         (d) In THIS PLAN, the gender of all words shall include the masculine, feminine, and neuter, and the number of all words shall include the singular and the plural.

         (e) If any claim, suit, or proceeding is brought against the TRUST and/or THIS PLAN to which the TRUSTEE or the ADMINISTRATOR may be a party, and such claim, suit, or proceeding is resolved in favor of the TRUSTEE or ADMINISTRATOR, they shall be entitled to be reimbursed from the TRUST FUND for any and all costs, attorney's fees, and other expenses incurred by them for which they shall have become liable.

         (f) Every FIDUCIARY, except a bank or an insurance company, unless exempted by the ACT and its regulations, shall be bonded in an amount not less than 10% the amount of the funds such FIDUCIARY handles; however, the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled are determined at the beginning of each PLAN YEAR by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding PLAN YEAR, by the amount of the funds to be handled during the then current year. The bond shall provide protection to THIS PLAN against any loss for acts of fraud or dishonesty by the FIDUCIARY alone or in connivance with others. The surety shall be a corporate surety company (as is used in ACT Section 412(a)(2)), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding the above, the cost of such bonds shall be an expense of and may, at the election of the ADMINISTRATOR, be paid from the TRUST FUND or by TOM BROWN.

         (g) Any insurer who issues CONTRACTS has no responsibility for the validity of THIS PLAN nor for the tax or legal aspects of THIS PLAN. The insurer is protected and held harmless in acting by any written direction of the TRUSTEE, and has no duty to see to the application of any funds paid to the TRUSTEE, nor be required to question any actions directed by the TRUSTEE. Regardless of THIS PLAN, the insurer has not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any CONTRACT which it issues, nor the rules of the insurer.

         (h) The "NAMED FIDUCIARIES" of THIS PLAN are (1) TOM BROWN, (2) the ADMINISTRATOR and (3) the TRUSTEE. The NAMED FIDUCIARIES shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them in THIS PLAN. In general, TOM BROWN has the sole responsibility for making the CONTRIBUTIONS in subsection 2.18; and has the sole authority to appoint and remove the TRUSTEE and the ADMINISTRATOR; to formulate THIS PLAN's "FUNDING POLICY AND METHOD"; and to amend or terminate, in whole or in part, THIS PLAN.

                 The ADMINISTRATOR has the sole responsibility for the administration of THIS PLAN, specifically described in THIS PLAN.

                 The TRUSTEE has the sole responsibility of management of the assets held in the TRUST FUND, except those assets, the management of which has been assigned to an INVESTMENT MANAGER, who is solely responsible for the management of the assets assigned to it, as specifically provided in THIS PLAN.

                Each named FIDUCIARY warrants that any directions given, information furnished, or action taken by it shall be by the provisions of THIS PLAN, authorizing or providing for such direction, information or action. Furthermore, each named FIDUCIARY may rely upon any such direction, information or action of another named FIDUCIARY as being proper by THIS PLAN, and is not required by THIS PLAN to inquire into the propriety of any such direction, information or action. By THIS PLAN each named FIDUCIARY shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations in THIS PLAN. No named FIDUCIARY shall guarantee the TRUST FUND in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than 1 FIDUCIARY capacity. The "NAMED FIDUCIARIES" shall be empowered to interpret THIS PLAN and Trust and to resolve ambiguities, inconsistencies and omissions, which findings shall be binding, final and conclusive.

         (i) The headings and subheadings of THIS PLAN are inserted for convenience of reference and are to be ignored in any construction of THIS PLAN.

         (j)     (1)      Notwithstanding anything in THIS PLAN, CONTRIBUTIONS
                          to THIS PLAN for 1996 and thereafter are conditioned upon the qualification of THIS PLAN as amended and restated by CODE SECTION 401. If THIS PLAN receives an adverse determination for its restatement and amendment, THIS PLAN may return such Contributions to TOM BROWN within 1 year after such determination, if the application for the determination is made by the time prescribed by law for filing TOM BROWN'S return for the taxable year in which THIS PLAN was adopted, or such later date as the Secretary of the Treasury may prescribe.

                 (2) Notwithstanding the above, except in subsections 1.5, 1.6, and 2.18, any CONTRIBUTION by TOM BROWN to the TRUST FUND is conditioned upon the deductibility of the CONTRIBUTION by TOM BROWN by the CODE, and, to the extent any such deduction is disallowed, TOM BROWN may, within 1 year following the disallowance of the deduction, demand repayment of such disallowed contribution, and the TRUSTEE shall return such contribution within 1 year following the disallowance. Earnings of THIS PLAN attributable to the excess contribution may not be returned to TOM BROWN, but any losses attributable thereto must reduce the amount so returned.

         (k) All THIS PLAN shall be interpreted and applied in a uniform, nondiscriminatory manner. In any conflict between THIS PLAN and any CONTRACT, THIS PLAN'S provisions control.

IN WITNESS WHEREOF, the Employer and Trustee hereby cause this Plan to be executed on this ___________ day of ______________________, 19____.




EMPLOYER:

TOM BROWN, INC.                            TRUSTEE:

By:                                        By:
  ----------------------------               --------------------------------

                                     INDEX

1-Year Break in Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4-6, 50, 51
414(s) Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11, 15, 16, 18, 34
5% Owner  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11, 16, 34, 38
Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7-23, 25-36, 38-42, 45-57, 59, 60, 62, 65-70, 73, 76, 78
         Account Balances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21, 51
         Accounts . . . . . . . . . . . . . .  7, 15, 19-21, 23-25, 27-29, 33, 39, 42, 43, 46, 50, 55, 62, 64, 65, 68, 71
         Terminated Participant's Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
Accrued Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5, 7, 19, 20, 23
         Participant's Accrued Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7, 23
         Present Value of Accrued Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19, 20
Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2, 6, 54, 57-62, 64, 66, 68-70, 73, 78, 79
Actual Contribution Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10, 15-18, 26, 32, 33, 35, 36
Actual Deferral Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10-13, 17, 25, 26, 31, 32, 35, 36
Administrator . . . . . . .  2, 4, 8, 10, 13, 15, 17, 18, 21, 24-26, 29-31, 39, 40, 43, 45-50, 52-55, 57-62, 64-75, 77-79
Aggregate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19-21, 33
Aggregation Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19, 20, 22, 23, 39, 40
Alternate Payee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
amounts transferred from other Qualified Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30, 41
Annual Addition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22, 27-29, 31, 34, 41
         Maximum Annual Additions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27, 29, 41
Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . 10, 25, 30, 42, 43, 45, 46, 54-56, 66, 70, 72, 73, 77, 78
         Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . .  38, 39, 44, 57, 58, 60, 61, 66, 70, 76, 78
Code Section  . .  1, 3, 4, 6, 8, 10-17, 19, 21, 22, 24, 25, 27-34, 36-39, 41-43, 45, 48, 52-57, 59, 69-71, 73-76, 78, 80
         Code Sections  . . . . . . . . . . . . . . . . . . . . . . . . . . 3, 11, 12, 16, 23, 27, 28, 33, 37, 38, 40, 54
Compensation  . . . . . . . . . . . . . . . . . . . . . . . 3-5, 7, 8, 11, 14-16, 18, 19, 21-23, 25-29, 32-39, 60, 64, 67
         Participant's Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7, 21, 22, 26-29, 32, 34, 35
Contract  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33, 55, 59, 62, 69-71, 79, 80
         Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21, 24, 47, 62, 64, 72, 77, 79
         Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4, 55, 57, 60, 62, 73, 79
Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . 3-5, 7, 9-29, 31-36, 40, 48-50, 53, 59, 62, 76, 78-80
         Excess Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13, 14, 17, 32, 35, 36, 78
         Qualified Non-Elective Contributions . . . . . . . . . . . . . . . . .  7, 10, 11, 13, 14, 17-19, 31, 32, 35, 36
Deferral Election . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7, 31, 32, 35
Determination Dates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
Direct Rollover . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41, 54
Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5, 6, 22, 46, 47, 51, 52, 56, 60, 75
Distributee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41, 42, 44, 54, 56, 57
DOL Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Earnings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7, 21, 25, 36, 41, 51, 52, 76, 78, 80

Elective Deferral . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7-11, 13, 14, 24, 26, 29, 31, 32, 35, 52, 54
         Elective Deferrals . . . . . . . . . . . . . . . . . . . . . . . . . . .  7-18, 21, 24, 25, 29-32, 34-36, 53, 54
         Employer's Elective Deferral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11, 26
         Participant's Elective Deferral  . . . . . . . . . . . . . . . . . . . . . . . . .  8-10, 13, 26, 31, 32, 52, 54
         Participant's Elective Deferral Account  . . . . . . . . . . . . . . . . . . . . . . . 9, 10, 13, 26, 31, 52, 54
Eligible Rollover Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41, 42, 54, 56, 57
Excess Aggregate Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Excess Aggregate Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15, 17-19, 34-36
Excess Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8, 29, 34
Excess Deferrals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19, 35
Excess Elective Deferral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8, 9, 29, 31
         Excess Elective Deferrals  . . . . . . . . . . . . . . . . . . . . . . . . . .  8-11, 13, 15, 17, 29, 31, 32, 36
Family Member . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11, 12, 16, 18, 34, 36, 39
         Family Member's Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Family Members . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11, 12, 16, 18, 34
Fiduciary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57, 65, 79, 80
         Fiduciaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58, 79, 80
         named Fiduciaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79, 80
Forfeiture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2, 25, 30, 33, 40, 41, 49, 55, 71, 76
         Forfeitures  . . . . . . . . . . . . . . . . . . . . . . . . . . .  7, 21-24, 26, 27, 29, 31, 40, 41, 50, 62, 76
funding policy and method . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57, 60, 79
Highly Compensated Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10-12, 14, 16-19, 34, 36-39
         Highly Compensated Employee group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10, 11, 17, 18
         Highly Compensated Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11-14, 16-19, 32, 34-38
         Highly Compensated Former Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37, 38
         Highly Compensated Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11, 12, 15, 16, 38
Income  . . . . . . . . . . . . . . . . . . . . 3, 6, 8, 9, 13, 14, 17, 18, 27, 33, 36, 37, 42, 54-56, 61, 62, 67, 77, 78
Investment Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60, 79
Key and Non-Key Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19, 20
Key Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19, 20, 22, 26, 27, 38-40
         Key Employee's Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
Matching Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7, 9, 10, 13, 15-17, 21, 26, 32, 35
Maximum Aggregate Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Non-Elective Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10, 11, 14, 19, 31, 35
         Non-Elective Contribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10, 11
         Non-Elective Contributions . . . . . . . . . . . . . . . . . . . . . . 7, 10, 11, 13, 14, 18, 19, 31, 32, 35, 36
Non-Elective Deferral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14, 26, 31, 32, 35, 52
         Non-Elective Deferrals . . . . . . . . . . . . . . . . . . . . . . . . . . .  15, 16, 18, 24, 25, 31, 32, 34, 35
Non-Highly Compensated Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10, 17-19, 39
         Non-Highly Compensated Employee group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10, 17, 18
         Non-Highly Compensated Employee's Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14, 19
         Non-Highly Compensated Employee's Elective Deferral Account  . . . . . . . . . . . . . . . . . . . . . . . .  11
         Non-Highly Compensated Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14, 19

         Non-Highly Compensated Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Non-Highly Compensated Participant group . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Non-Key Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19, 26, 39
         Non-Key Employee's Elective Deferral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Non-Key Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19, 20
Nonallocation Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74, 75
Participant . . . . . . . . . . . . . . 2-4, 7, 8, 10-12, 15-17, 19, 21-23, 25-36, 38-57, 59, 60, 62, 64-66, 69-73, 76-78
         Employee . . . . . . . . . . . . . . . . . .  1-8, 10-12, 14-20, 22-30, 32-41, 43, 48, 52, 53, 61, 65, 71-74, 76
         Employee's Participant Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Employees  . . . . . . . . . . . . . . . . . . . . . . . .  1, 3-5, 11-20, 22, 24, 28, 32, 34-39, 45, 58, 59, 77
         Former Participant . . . . . . . . . . . . . . . . . . . . . . . . . . 3, 19, 23, 42, 44, 46, 50, 51, 54, 56, 57
         Former Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21, 29, 78
         Leased Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4, 37, 39
         Participants . . . . . . . . . . . 1, 9, 11, 12, 16, 21-24, 26, 29, 30, 32, 35, 41, 57-62, 66, 68, 70, 71, 75-78
         Qualified Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42, 56
         Retired Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
Participant Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Permissive Aggregation Group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39, 40
Plan Year . . . . . . . . . . . . . . . . . . . .  1, 2, 6-27, 32-39, 41, 42, 44, 46-49, 51, 52, 54-56, 61, 67-69, 73, 79
         Limitation Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27-29, 41
         Plan Years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12, 17, 20, 38, 39
Put Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43-45, 74
Qualified Domestic Relations Order  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42, 55, 57, 73, 78
Qualified Election Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
Qualified Non-Elective Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
Qualified Non-Elective Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10, 11, 14, 19, 31, 35
Qualified Non-Elective Deferral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14, 26, 31, 32, 35, 52
         Participant's Qualified Non-Elective Deferral Account  . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Qualified Non-Elective Deferral Account  . . . . . . . . . . . . . . . . . . . . . . . . . .  14, 26, 31, 35, 52
         Qualified Non-Elective Deferrals . . . . . . . . . . . . . . . . . . . . . .  15, 16, 18, 24, 25, 31, 32, 34, 35
Qualified Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27, 30, 31, 37, 39, 41, 59
Qualified Voluntary Employee Contribution Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
Qualifying Employer Real Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
Qualifying Employer Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
registration-type class of securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
Regulations . . . . . . . . . . . . . . . . . . 5, 6, 8, 15, 23, 25, 27-30, 36-38, 44, 48, 54, 59, 60, 68, 70, 71, 76, 79
Required Aggregation Group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22, 23, 39, 40
Retirement  . . . . . . . . . . . . .  1, 3, 6, 10, 22, 25, 27, 30, 37, 41, 42, 46, 47, 51, 54-57, 60, 62, 70, 73, 75, 78
         Earliest Retirement Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Eligible Retirement Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42, 54, 57
         Late Retirement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46, 55, 56
         Normal Retirement Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51, 54-56
         Normal Retirement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10, 25, 30, 46, 55, 56





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

         Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10, 25, 30, 46, 55, 56
Section 411(d)(6) protected benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31, 70, 71, 77
Section 415 Suspense Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29, 41
Service . . . . . . . . . . . . . . . . . . . . . 1, 2, 4-6, 19, 22, 23, 26-28, 37, 39, 41, 47-51, 53, 54, 56, 60, 71, 76
         authorized leave of absence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         authorized leaves of absence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Hour of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4-6, 48
         Hours of Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4-6, 23, 56, 60
         maternity and paternity leaves of absence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Year of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1, 5, 6, 22, 26, 50, 51
         Years of Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4, 28, 48-51, 56, 60
Super Top Heavy Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19, 20, 29
Termination . . . . . . . . . . . . . . . . . . . . . . . . .  2, 6, 8, 23, 37, 41, 46, 47, 49-52, 60, 70, 71, 75, 76, 78
         Participant's Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47, 51, 52
         Terminate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71, 79
         Terminated Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41, 47, 48, 56
This Plan . . . . . . . . . . . . . . . . . . . . . 1-3, 6-11, 14, 18-20, 22-26, 28-32, 34-36, 38-46, 48-63, 65-71, 73-81
Tom Brown . . . . . . .  i, 1-6, 8, 10-12, 14, 16, 17, 19, 21-28, 30, 32, 33, 35-40, 42-45, 47, 50-55, 57-62,64-71, 73-81
         Affiliated Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1, 5, 6, 37, 39, 52, 76
         Affiliated Employers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Employer . . . . . . . . . . . . . . .  1-7, 13, 14, 20-29, 32-34, 37-39, 42, 48, 50, 52, 56, 60, 69, 76, 77, 81
         Employers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21, 28, 38, 74
         Participating Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2, 3, 6, 24, 60, 76, 77
         Tom Brown, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . i, 1, 6, 75, 81
Tom Brown Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21, 24, 38, 42-45, 47, 59, 61, 64-66, 73-76
         Offered Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Selling Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Third Party  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43-45
Top Heavy Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19, 40
Top Heavy Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19, 20, 22, 29, 36, 39, 40, 48, 49
         Top Heavy Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19, 22, 39, 48
Top Paid Group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37, 39
Total Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . 5, 21, 25, 26, 30, 41, 43, 45, 47, 51, 60, 61, 63-72, 74-80
         Trust Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8, 10, 18, 24-26, 30, 42, 45-48, 52, 54, 55, 57-73, 75-81
         Trustees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68, 78
Valuation Date  . . . . . . . . . . . . . . . . . . . . . . . . .  20, 21, 25, 26, 30, 42, 47, 50, 52, 54, 55, 67, 75, 76
Vested  . . . . . . . . . . . . . . . . . . . . . . . . . .  9, 13, 25, 30, 40, 41, 46-51, 53, 55, 56, 68, 69, 71, 73, 78
Voluntary Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25, 40
         Voluntary Employee Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . 14-20, 29, 34, 35, 40, 53





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